FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-184376-09

October 21, 2013

FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET
$1,196,628,378
(Approximate Total Mortgage Pool Balance)

$1,042,562,000
(Approximate Offered Certificates)

COMM 2013-CCRE12

Deutsche Mortgage & Asset Receiving Corporation
Depositor

German American Capital Corporation
Cantor Commercial Real Estate Lending, L.P.
UBS Real Estate Securities Inc.
Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities	UBS Investment Bank	Cantor Fitzgerald & Co.

Joint Bookrunning Managers and Co-Lead Managers

CastleOak Securities, L.P.	Guggenheim Securities	KeyBanc Capital Markets
Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE12 Mortgage Trust
Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated October 21, 2013, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Key Features:		Pooled Collateral Facts(1):
Joint Bookrunners & Co-Lead	Deutsche Bank Securities Inc.	Initial Outstanding Pool Balance:	$1,196,628,378
Managers:	Cantor Fitzgerald & Co.	Number of Mortgage Loans:	63
	UBS Securities LLC	Number of Mortgaged Properties:	124
Co-Managers:	CastleOak Securities, L.P.	Average Mortgage Loan Cut-off Date Balance:	$18,994,101
	Guggenheim Securities, LLC	Average Mortgaged Property Cut-off Date Balance:	$9,650,229
	KeyBanc Capital Markets Inc.	Weighted Avg Mortgage Loan U/W NCF DSCR:	1.44x
	Wells Fargo Securities, LLC	Range of Mortgage Loan U/W NCF DSCR:	1.19x – 2.17x
Mortgage Loan Sellers:	German American Capital Corporation* (“GACC”)	Weighted Avg Mortgage Loan Cut-off Date LTV(2):	67.3%
	(43.2%), Cantor Commercial Real Estate Lending,	Range of Mortgage Loan Cut-off Date LTV(2):	40.6% – 75.0%
	L.P. (41.1%), UBS Real Estate Securities Inc.	Weighted Avg Mortgage Loan Maturity Date or ARD LTV(2):	58.3%
	(“UBSRES”) (15.7%)	Range of Mortgage Loan Maturity Date or ARD LTV(2):	27.2% – 71.0%
	*An indirect wholly owned subsidiary of Deutsche Bank AG.	Weighted Avg U/W NOI Debt Yield:	10.4%
Master Servicer:	Wells Fargo Bank, National Association	Range of U/W NOI Debt Yield:	7.8% – 19.7%
Operating Advisor:	Park Bridge Lender Services LLC	Weighted Avg Mortgage Loan
Special Servicer:	LNR Partners, LLC	Original Term to Maturity (months)(3):	115
Certificate Administrator:	Wells Fargo Bank, National Association	Weighted Avg Mortgage Loan
Trustee:	U.S. Bank National Association	Remaining Term to Maturity (months)(3):	113
Rating Agencies:	Moody’s Investors Service, Inc., Fitch Ratings, Inc.	Weighted Avg Mortgage Loan Seasoning (months):	1
	and Kroll Bond Rating Agency, Inc.	% Mortgage Loans with Amortization for Full Term:	41.6%
Determination Date:	The 6th day of each month, or if such 6th day is not a	% Mortgage Loans with Partial Interest Only:	58.4%
	business day, the following business day,	% Mortgage Loans with Upfront or Ongoing Tax Reserves:	93.3%
	commencing in December 2013.	% Mortgage Loans with Upfront or
Distribution Date:	4th business day following the Determination Date in	Ongoing Replacement Reserves(4):	89.9%
	each month, commencing December 2013.	% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	67.6%
Cut-off Date:	Payment Date in November 2013 (or related	% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(5):	95.7%
	origination date, if later). Unless otherwise noted, all	% Mortgage Loans with Upfront Engineering Reserves:	45.1%
	Mortgage Loan statistics are based on balances as	% Mortgage Loans with Upfront or Ongoing Other Reserves:	50.2%
	of the Cut-off Date.
(1)   With respect to the 175 West Jackson loan, Miracle Mile Shops loan and Oglethorpe Mall loan, LTV, DSCR and Debt Yield calculations include the related pari passu companion loans.
(2)   With respect to the Westlakes loan, Cut-off Date LTV has been calculated based on the mortgage loan balance net of an approximately $4.88 million accretive leasing reserve. With respect to the Place at Greenway loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “As Stabilized” appraised value of $27.8 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 76.3% and 67.6%, respectively.
(3)   For the ARD loan, the original term to maturity and remaining term to maturity are through the anticipated repayment date.
(4)   Includes FF&E Reserves.
(5)   Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office, industrial and mixed use properties only.

Settlement Date:	On or about November 7, 2013
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds,
	with accrued interest.
ERISA Eligible:	All of the Offered Certificates are expected to be
	ERISA eligible.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA
	eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	October 2046
Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and
	in each case in multiples of $1 thereafter.
Clean-up Call:	1%

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE12 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/Fitch/KBRA)	Initial Certificate Balance or Notional Amount(2)		Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	Aaa(sf) / AAA(sf) / AAA(sf)	$61,738,000		30.000%(6)	2.85	1 - 58	47.1%	14.9%
Class A-2	Aaa(sf) / AAA(sf) / AAA(sf)	$98,472,000		30.000%(6)	4.93	58 - 60	47.1%	14.9%
Class A-SB	Aaa(sf) / AAA(sf) / AAA(sf)	$96,466,000		30.000%(6)	7.48	60 - 116	47.1%	14.9%
Class A-3	Aaa(sf) / AAA(sf) / AAA(sf)	$225,000,000		30.000%(6)	9.78	116 - 118	47.1%	14.9%
Class A-4	Aaa(sf) / AAA(sf) / AAA(sf)	$355,963,000		30.000%(6)	9.90	118 - 119	47.1%	14.9%
Class X-A(7)	Aaa(sf) / AAA(sf) / AAA(sf)	$913,924,000	(8)	N/A	N/A	N/A	N/A	N/A
Class A-M(9)(10)	Aaa(sf) / AAA(sf) / AAA(sf)	$76,285,000		23.625%	9.93	119 - 119	51.4%	13.6%
Class B(9)(10)	Aa3(sf) / AA-(sf) / AA-(sf)	$79,277,000		17.000%	10.00	119 - 120	55.9%	12.5%
Class PEZ(9)(10)	A1(sf) / A-(sf) / A-(sf)	$204,923,000		12.875%(6)	9.97	119 - 120	58.6%	11.9%
Class C(9)(10)	A3(sf) / A-(sf) / A-(sf)	$49,361,000		12.875%(6)	10.01	120 - 120	58.6%	11.9%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/Fitch/KBRA)	Initial Certificate Balance or Notional Amount(2)		Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class X-B(7)	NR / BBB-(sf) / AAA(sf)	$192,957,000	(8)	N/A	N/A	N/A	N/A	N/A
Class X-C(7)	NR / NR / NR	$89,747,377	(8)	N/A	N/A	N/A	N/A	N/A
Class D	NR / BBB-(sf) / BBB-(sf)	$64,319,000		7.500%	10.01	120 - 120	62.3%	11.2%
Class E	NR / BB(sf) / BB(sf)	$23,932,000		5.500%	10.01	120 - 120	63.6%	11.0%
Class F	NR / B(sf) / B+(sf)	$16,454,000		4.125%	10.01	120 - 120	64.5%	10.8%
Class G	NR / NR / NR	$49,361,377		0.000%	10.01	120 - 120	67.3%	10.4%

(1)
The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A-4, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the Class PEZ Certificates.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates.

(2)	Approximate; subject to a permitted variance of plus or minus 5%.
(3)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a certificate balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates and that mortgage loans with anticipated repayment dates are repaid on their respective anticipated repayment dates.

(4)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut–off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A-4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(5)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
The initial subordination levels for the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A-4 are represented in the aggregate. The initial subordination levels for the Class C and Class PEZ Certificates are equal to the subordination level of the underlying Class C trust component which will have an initial outstanding balance on the closing date of $49,361,000.

(7)
The pass–through rate applicable to the Class X–A, Class X–B and Class X–C Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A-3, Class A-4 and Class A–M Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X–B Certificates, the pass–through rates of the Class B, Class C and Class D Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (C) with respect to the Class X–C Certificates, the pass–through rates of the Class E, Class F and Class G Certificates, as further described in the Free Writing Prospectus.

(8)
The Class X–A, Class X–B and Class X–C Certificates (the “Class X Certificates”) will not have a Certificate Balance.  None of the Class X–A, Class X–B and Class X–C Certificates are entitled to distributions of principal.  The interest accrual amounts on the Class X–A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class A–M Certificates (without regard to any exchange of Class A–M, Class B, and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X–B Certificates will be calculated by reference to a notional amount equal to the Certificate Balances of each the Class B, Class C and Class D Certificates (without regard to any exchange of Class B, and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X–C Certificates will be calculated by reference to a notional amount equal to the Certificate Balance of the Class E, Class F and Class G Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE12 Mortgage Trust

SUMMARY OF THE CERTIFICATES

(9)
Up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates.

(10)
On the closing date, the issuing entity will issue the Class A-M, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $76,285,000, $79,277,000 and $49,361,000, respectively. The Class A-M, Class B, Class PEZ and Class C Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A-M, Class B and Class C Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-M, Class B and Class C trust components, respectively.  The Class PEZ Certificates will, at all times, represent a beneficial interest in the remaining percentages of the outstanding principal balances of the Class A-M, Class B and Class C trust components. Following any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates or any exchange of Class PEZ Certificates for Class A-M, Class B and Class C Certificates as described in the Free Writing Prospectus, the percentage interest of the outstanding principal balances of the Class A-M, Class B and Class C trust component that is represented by the Class A-M, Class B, Class PEZ and Class C Certificates will be increased or decreased accordingly. The initial Certificate Balance of each of the Class A-M, Class B and Class C Certificates represents the Certificate Balance of such class without giving effect to any exchange. The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A-M, Class B and Class C Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange. The Certificate Balances of the Class A-M, Class B and Class C Certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the Certificate Balance of the Class PEZ Certificates issued on the closing date.

Short–Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut–off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
A-1/A-2	CCRE	Courtyard by Marriott New Haven Orange/Milford	Hospitality	$5,983,204	58	59.8%	1.44x	13.4%
A-2	GACC	Standard Austin Portfolio	Multifamily	$36,000,000	59	75.0%	1.25x	8.7%
A-2	GACC	Portland Airport Hotel Portfolio	Hospitality	$22,975,270	59	64.4%	1.78x	13.0%
A-2	CCRE	Roosevelt East Apartments	Multifamily	$17,688,469	59	68.0%	1.81x	17.9%
A-2	GACC	Ferrand Estates	Manufactured Housing	$9,339,590	59	52.5%	2.08x	13.5%
A-2	UBSRES	Hampton Inn Clinton - Jackson	Hospitality	$4,594,091	59	61.3%	1.79x	15.4%
A-2	CCRE	SpringHill Suites Bel Air	Hospitality	$9,600,000	60	67.6%	1.48x	12.0%
(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses for the indicated Certificates. See “Yield and Maturity Considerations – Yield Considerations” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE12 Mortgage Trust
TRANSACTION HIGHLIGHTS

■	$1,196,628,377 (Approximate) New–Issue Multi–Borrower CMBS:

–
Overview: The mortgage pool consists of 63 fixed–rate commercial, multifamily and manufactured housing community loans that have an aggregate Cut–off Date Balance of $1,196,628,378 (the “Initial Outstanding Pool Balance”), have an average Cut–off Date Balance of $18,994,101 per Mortgage Loan and are secured by 124 Mortgaged Properties located throughout 31 states, the District of Columbia and the US Virgin Islands.

–	LTV: 67.3% weighted average Cut–off Date LTV and 58.3% weighted average Maturity Date or ARD LTV.

–	DSCR: 1.54x weighted average Debt Service Coverage Ratio, based on Underwritten NOI. 1.44x weighted average Debt Service Coverage Ratio, based on Underwritten NCF.

–	Debt Yield: 10.4% weighted average debt yield, based on Underwritten NOI. 9.7% weighted average debt yield, based on Underwritten NCF.

–
Credit Support: 30.000% credit support for the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates in the aggregate, which are each rated Aaa(sf) / AAA(sf) / AAA(sf) by Moody’s/Fitch/KBRA.

■	Loan Structural Features:
–	Amortization: 100.0% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization:
■	41.6% of the Mortgage Loans by Cut–off Date Balance have amortization for the entire term with a balloon payment due at Maturity or ARD.
■	58.4% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization following a partial interest–only period with a balloon payment due at Maturity.
–	Hard Lockboxes: 61.3% of the Mortgage Loans by Cut–off Date Balance have Hard Lockboxes in place.
■
Cash Traps: 86.6% of the Mortgage Loans by Cut–off Date Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than or equal to 1.10x coverage, that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:
■	Real Estate Taxes: 59 Mortgage Loans representing 93.3% of the total Cut–off Date Balance.
■	Insurance Reserves: 46 Mortgage Loans representing 67.6% of the total Cut–off Date Balance.
■	Replacement Reserves (Including FF&E Reserves): 59 Mortgage Loans representing 89.9% of the total Cut–off Date Balance.
■	Tenant Improvement / Leasing Commissions: 27 Mortgage Loans representing 95.7% of the total allocated Cut–off Date Balance of office, retail, industrial and mixed use properties only.

–	Defeasance: 91.9% of the Mortgage Loans by Cut–off Date Balance permit defeasance only after a lockout period and prior to an open period.

–	Yield Maintenance: 8.1% of the Mortgage Loans by Cut–off Date Balance permit prepayment only with a Yield Maintenance Charge only after a lockout period and prior to an open period.

■	Multiple–Asset Types > 5.0% of the Total Pool:

–
Retail: 31.3% of the Mortgaged Properties by allocated Cut–off Date Balance are retail properties (29.1% of the Mortgaged Properties are anchored retail properties, including single tenant and shadow anchored properties).

–	Office: 27.0% of the Mortgaged Properties by allocated Cut–off Date Balance are office properties.

–	Multifamily: 18.7% of the Mortgaged Properties by allocated Cut–off Date Balance are multifamily properties.

–	Hospitality: 8.7% of the Mortgaged Properties by allocated Cut–off Date Balance are hospitality properties.

–	Mixed Use: 5.6% of the Mortgaged Properties by allocated Cut–off Date Balance are mixed use properties.

–	Self Storage: 5.2% of the Mortgaged Properties by allocated Cut–off Date Balance are self storage properties.

■
Geographic Diversity: The 124 Mortgaged Properties are located throughout 31 states, the District of Columbia and the US Virgin Islands with only three states having at least 10.0% by allocated Cut–off Date Balance: Illinois (14.7%), Nevada (12.4%) and Georgia (10.0%).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE12 Mortgage Trust

STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A–SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A–3 to the Free Writing Prospectus, then, to the Class A–1, Class A–2, Class A–3, Class A-4 and Class A–SB Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component) until the principal balance of the Class A-M trust component has been reduced to zero, then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component) until the principal balance of the Class B trust component has been reduced to zero, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), until the principal balance of the Class C trust component has been reduced to zero, and then, to the Class D, Class E, Class F and Class G Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total principal balance of the Class A–M trust component, Class B trust component, Class C trust component and the Certificate Balance of the Class D through Class G Certificates has been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A–1, Class A–2, Class A–3, Class A–4 and Class A–SB Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), then, to the extent of any recoveries on realized losses, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the extent of any recoveries on realized losses, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the extent of any recoveries on realized losses, to the  Class D, Class E, Class F and Class G Certificates, in that order, in each case until the Certificate Balance of each such Class or trust component is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X–A, Class X–B and Class X–C Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X–A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and the Class A–M Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates); (ii) the notional amount of the Class X–B Certificates will be reduced by the principal distributions and realized losses allocated to the Class B, Class C and Class D Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates); and (iii) the notional amount of the Class X–C Certificates will be reduced by the principal distributions and realized losses allocated to the Class E, Class F and Class G Certificates.

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates at the applicable pass–through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class X–A, Class X–B and Class X–C Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE12 Mortgage Trust

STRUCTURE OVERVIEW

unpaid interest on the Class A-M trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class B trust component), then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class C trust component), and then, to the Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the PEZ Certificates.

The pass–through rate applicable to the Class X–A, Class X–B and Class X–C Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class A–M Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X–B Certificates, the pass–through rate of the Class B, Class C and Class D Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (C) with respect to the Class X–C Certificates, the pass–through rate of the Class E, Class F and Class G Certificates, as further described in the Free Writing Prospectus.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest–bearing certificate classes.

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class G through and including Class D, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the Class A-M trust component (and correspondingly

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE12 Mortgage Trust

STRUCTURE OVERVIEW

to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), and then to Class A–1, Class A–2, Class A–SB Class A–3 and Class A–4 Certificates on a pro rata basis based on the Certificate Balance of each such class. The notional amount of either Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) collected will be allocated to each of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class D Certificates and the Class A-M, Class B and Class C trust components (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class or trust component on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A–1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class D Certificates and the Class A-M, Class B and Class C trust components on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass–through rate of such Class of Certificates or trust component currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

	(Pass–Through Rate – Discount Rate)	X	The percentage of the principal distribution amount to such Class as described in (a) above
(Mortgage Rate – Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

All prepayment premiums (either fixed prepayment premiums or yield maintenance amount) allocated in respect of (i) the Class A-M trust component as described above will be allocated between the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component, (ii) the Class B trust component as described above will be allocated between the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component, and (iii) the Class C trust component as described above will be allocated between the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE12 Mortgage Trust

STRUCTURE OVERVIEW

Loan Combinations/Split Loan Structures:
The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as 175 West Jackson secures a Mortgage Loan (the “175 West Jackson Loan”) with an outstanding principal balance as of the Cut–off Date of $150,000,000, evidenced by Note A-1, representing approximately 12.5% of the Initial Outstanding Pool Balance, and secures on a pari passu basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $130,000,000, evidenced by Note A-2, which is currently held by GACC. The 175 West Jackson Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “175 West Jackson Loan Combination.”

The 175 West Jackson Loan Combination will be serviced pursuant to the pooling and servicing agreement related to this transaction (the “Pooling and Servicing Agreement”) and the related intercreditor agreement. The 175 West Jackson pari passu companion loan evidenced by Note A-2 may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). For additional information regarding the 175 West Jackson Loan Combination, see “Description of the Mortgage Pool—Loan Combinations / Split Loan Structures—175 West Jackson Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Miracle Mile Shops secures a Mortgage Loan (the “Miracle Mile Shops Loan”) with an outstanding principal balance as of the Cut–off Date of $145,000,000, evidenced by Note A-1, representing approximately 12.1% of the Initial Outstanding Pool Balance, and secures on a pari passu basis companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $435,000,000, collectively evidenced by Note A-2, Note A-3, Note A-4-1 and Note A-4-2. The Note A-2 is currently held in the COMM 2013-CCRE11 trust, the Note A-3 is currently held by Citigroup Global Markets Realty Corp. (“Citi”), the Note A-4-1 is currently held by JPMorgan Chase Bank, National Association (“JPMCB”) and is expected to be included in the JPMBB 2013-C15 trust and the Note A-4-2 is currently held by JPMCB. The Miracle Mile Shops Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “Miracle Mile Shops Loan Combination.”

The Miracle Mile Shops Loan Combination will serviced pursuant to the Pooling and Servicing Agreement. The Miracle Mile Shops Loan Combination pari passu companion loans evidenced by Note A-3, Note A-4-1 and Note A-4-2 may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). For additional information regarding the Miracle Mile Shops Loan Combination, see “Description of the Mortgage Pool—Loan Combinations / Split Loan Structures—Miracle Mile Shops Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Oglethorpe Mall secures a Mortgage Loan (the “Oglethorpe Mall Loan”) with an outstanding principal balance as of the Cut–off Date of $60,000,000, evidenced by Note A-2, representing approximately 5.0% of the Initial Outstanding Pool Balance, and secures on a pari passu basis a companion loan that has an aggregate outstanding principal balance as of the Cut-off Date of $90,000,000, evidenced by Note A-1, which is currently held in the COMM 2013-CCRE11 trust. The Oglethorpe Mall Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “Oglethorpe Mall Loan Combination.”

The Oglethorpe Mall Loan Combination is being serviced pursuant to the COMM 2013-CCRE11 pooling and servicing agreement and the related intercreditor agreement. For additional information regarding the Oglethorpe Mall Loan Combination, see “Description of the Mortgage Pool—Loan Combinations / Split Loan Structures—Oglethorpe Mall Loan Combination” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE12 Mortgage Trust

STRUCTURE OVERVIEW

Control Rights:
Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan (other than with respect to the Oglethorpe Mall Loan Combination), the 175 West Jackson Loan Combination and the Miracle Mile Loan Combination. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

For a description of the directing holder for the Oglethorpe Mall Loan Combination, which are each referred to herein as a “Loan Combination Directing Holders”, See “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures” and “Description of the Pooling and Servicing Agreement—The Directing Holder” in the Free Writing Prospectus.

Control Eligible Certificates:	Class E, Class F and Class G Certificates.

Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

The holder of the control rights with respect to the Oglethorpe Mall Loan Combination will be the related Loan Combination Directing Holder.

Appraised–Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.

Remedies Available to Holders of an Appraised–Out Class:
Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised–Out Class as the Controlling Class. The Holders of an Appraised–Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Directing Holder:
It is expected that LNR Securities Holdings, LLC will be the initial Directing Holder (for each Mortgage Loan other than the Oglethorpe Mall Loan Combination) and will also own 85% of the Control Eligible Certificates as of the Settlement Date. The remaining 15% of the Control Eligible Certificates will be purchased by entities managed by Ellington Management Group, LLC.

See “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures” and

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE12 Mortgage Trust

STRUCTURE OVERVIEW

“Description of the Pooling and Servicing Agreement—The Directing Holder” in the Free Writing Prospectus for a description to the directing holders for the Oglethorpe Mall Loan Combination.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has a Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the Certificate Balance as of the Settlement Date.

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e., the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non–binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event, the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:
The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer (other than with respect to the Oglethorpe Mall Loan Combination) may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement (other than with respect to the Oglethorpe Mall Loan Combination) will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.  See  ”Description of the Mortgage Pool—Loan Combinations/Split Loan Structures” and “Description of the Pooling and Servicing Agreement”  in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the Oglethorpe Mall Loan Combination.

Replacement of Special Servicer by Vote of Certificateholders:
Other than with respect to the Oglethorpe Mall Loan Combination, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE12 Mortgage Trust

STRUCTURE OVERVIEW

notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of the aggregate voting rights of all Classes of Certificates entitled to principal (taking into account Realized Losses and the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) or (ii) the Holders of more than 50% of the voting rights of each Class of Non–Reduced Certificates, the Trustee will immediately replace the Special Servicer (other than with respect to the Oglethorpe Mall Loan Combination) with the replacement Special Servicer.

In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer (other than with respect to the Oglethorpe Mall Loan Combination). The Operating Advisor’s recommendation to replace the Special Servicer (other than with respect to the Oglethorpe Mall Loan Combination) must be confirmed by a majority of the voting rights of all Classes of Certificates (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates. See  ”Description of the Mortgage Pool—Loan Combinations/Split Loan Structures” and “Description of the Pooling and Servicing Agreement”  in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the Oglethorpe Mall Loan Combination.

Cap on Workout and Liquidation Fees:

The workout fees and liquidation fees payable to a Special Servicer under the Pooling and Servicing Agreement will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust under the Pooling and Servicing Agreement will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration under the Pooling and Servicing Agreement (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee–sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE12 Mortgage Trust

STRUCTURE OVERVIEW

mortgage loan. The Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:
With respect to the Mortgage Loans (other than with respect to the Oglethorpe Mall Loan Combination) and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans), vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights in respect of the Oglethorpe Mall Combination.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE12 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date Balances(1)

					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Cut–off Date Balances			Number of Mortgage Loans	Aggregate Cut–off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
$2,991,110	-	$9,999,999	35	$207,070,137	17.3%	5.3929%	110	1.55x	64.8%	52.3%
$10,000,000	-	$24,999,999	16	$261,637,136	21.9%	5.3573%	110	1.47x	69.6%	58.4%
$25,000,000	-	$39,999,999	5	$155,972,691	13.0%	5.3266%	105	1.28x	72.9%	63.9%
$40,000,000	-	$54,999,999	3	$148,948,414	12.4%	5.0822%	120	1.57x	62.7%	52.8%
$55,000,000	-	$69,999,999	2	$128,000,000	10.7%	4.5428%	117	1.52x	69.2%	64.7%
$70,000,000	-	$150,000,000	2	$295,000,000	24.7%	5.1666%	119	1.34x	65.5%	59.3%
Total/Weighted Average			63	$1,196,628,378	100.0%	5.1911%	113	1.44x	67.3%	58.3%

Distribution of Mortgage Rates(1)
					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut–off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
3.9000%	-	4.0000%	1	$60,000,000	5.0%	3.9000%	116	1.75x	63.4%	57.5%
4.7500%	-	4.9999%	4	$61,451,356	5.1%	4.9429%	87	1.73x	67.1%	59.2%
5.0000%	-	5.2499%	21	$560,814,150	46.9%	5.1048%	115	1.44x	67.4%	58.6%
5.2500%	-	6.5400%	37	$514,362,871	43.0%	5.4653%	114	1.38x	67.7%	57.9%
Total/Weighted Average			63	$1,196,628,378	100.0%	5.1911%	113	1.44x	67.3%	58.3%

Property Type Distribution(1)(4)

					Weighted Averages
Property Type	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Number of Units, Rooms, Pads, Beds or NRA	Cut–off Date Balance per Unit/Room Pad/Bed/NRA	Mortgage Rate	Stated Remaining Term (Mos.)(2)	Occupancy	U/W NCF DSCR		Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
Retail	24	$374,646,376	31.3%	2,824,223	$633	5.0752%	118	96.6%	1.38	x	66.3%	57.8%
Anchored(5)	21	$348,017,409	29.1%	2,662,162	$669	5.0450%	118	96.8%	1.38	x	66.0%	57.8%
Unanchored	3	$26,628,967	2.2%	162,061	$174	5.4693%	119	93.5%	1.38	x	69.6%	57.4%
Office	8	$323,358,322	27.0%	2,966,922	$176	5.1616%	119	88.5%	1.42	x	69.7%	62.2%
CBD	4	$223,732,067	18.7%	2,106,886	$197	5.1553%	119	90.9%	1.42	x	68.7%	60.4%
Suburban	4	$99,626,254	8.3%	860,036	$128	5.1757%	118	83.3%	1.42	x	72.1%	66.1%
Multifamily	45	$223,706,683	18.7%	3,653	$77,592	5.2738%	104	96.9%	1.38	x	71.5%	60.6%
Hospitality	10	$104,381,503	8.7%	1152	$131,030	5.5511%	94	75.6%	1.62	x	66.5%	56.0%
Limited Service	10	$104,381,503	8.7%	1152	$131,030	5.5511%	94	75.6%	1.62	x	66.5%	56.0%
Mixed Use	3	$66,743,618	5.6%	769,736	$100	5.1394%	120	93.6%	1.37	x	71.5%	61.7%
Office/Industrial	1	$54,000,000	4.5%	643,671	$84	5.0780%	120	93.4%	1.34	x	72.8%	63.1%
Retail/Office	1	$8,500,000	0.7%	36,879	$230	5.5295%	119	100.0%	1.25	x	72.9%	63.9%
Office/Retail/Industrial	1	$4,243,618	0.4%	89,186	$48	5.1400%	119	83.4%	1.94	x	51.4%	38.7%
Self Storage	28	$62,648,414	5.2%	1,326,768	$73	5.1062%	119	87.0%	1.90	x	43.6%	33.9%
Manufactured Housing Community	5	$33,366,814	2.8%	1,832	$20,681	5.2880%	102	72.3%	1.61	x	67.9%	58.0%
Industrial	1	$7,776,649	0.6%	110,640	$70	5.4975%	117	81.5%	1.32	x	59.4%	49.7%
Total/Weighted Average	124	$1,196,628,378	100.0%			5.1911%	113	91.2%	1.44	x	67.3%	58.3%

Geographic Distribution(1)(4)
			% of Initial Outstanding Pool Balance	Weighted Averages
State/Location	Number of Mortgaged Properties	Aggregate Cut–off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR		Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
Illinois	4	$175,649,004	14.7%	5.1210%	120	1.46	x	68.7%	60.4%
Nevada	3	$147,847,060	12.4%	5.2476%	118	1.26	x	62.3%	57.5%
Georgia	8	$120,068,791	10.0%	4.5780%	118	1.58	x	66.9%	58.4%
Texas	12	$108,032,277	9.0%	5.2533%	99	1.36	x	71.4%	63.1%
New Hampshire	2	$99,000,000	8.3%	5.0607%	120	1.34	x	73.8%	62.5%
Pennsylvania	31	$98,639,833	8.2%	5.1433%	118	1.35	x	73.2%	67.8%
Other	64	$447,391,413	37.4%	5.3888%	109	1.53	x	64.8%	53.4%
Total/Weighted Average	124	$1,196,628,378	100.0%	5.1911%	113	1.44	x	67.3%	58.3%
(1)
With respect to the 175 West Jackson loan, Miracle Mile Shops loan and Oglethorpe Mall loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/Pad/Bed/NRA calculations include the related pari passu companion loans.

(2)	In the case of one mortgage loan with an anticipated repayment date, Stated Remaining Term (Mos.) is through the related anticipated repayment date.
(3)
With respect to the Westlakes loan, Cut-off Date LTV has been calculated based on the mortgage loan balance net of an approximately $4.88 million accretive leasing reserve. With respect to the Place at Greenway loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “As Stabilized” appraised value of $27.8 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 76.3% and 67.6%, respectively.

(4)	Reflects allocated loan amount for properties securing multi–property Mortgage Loans (except with respect to the Franklin & Marshall College Student Housing Portfolio).
(5)	Includes anchored, single tenant and shadow anchored properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE12 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date LTV Ratios(1)
						Weighted Averages
Range of Cut–off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
40.6%	-	49.9%	2	$57,438,173	4.8%	5.1933%	119	2.05x	41.0%	33.6%
50.0%	-	54.9%	4	$24,478,022	2.0%	5.0429%	96	1.76x	51.9%	45.3%
55.0%	-	59.9%	5	$48,791,919	4.1%	5.3227%	112	1.43x	57.4%	45.0%
60.0%	-	64.9%	9	$263,229,156	22.0%	4.9317%	111	1.46x	63.0%	56.2%
65.0%	-	69.9%	12	$256,775,604	21.5%	5.2736%	113	1.48x	68.2%	58.5%
70.0%	-	75.0%	31	$545,915,504	45.6%	5.2720%	115	1.34x	73.3%	63.5%
Total/Weighted Average			63	$1,196,628,378	100.0%	5.1911%	113	1.44x	67.3%	58.3%

Distribution of LTV Ratios at Maturity or ARD(1)
						Weighted Averages
Range of LTV Ratios at Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
27.2%	-	49.9%	16	$164,352,795	13.7%	5.1917%	116	1.76x	52.4%	40.0%
50.0%	-	54.9%	5	$34,396,698	2.9%	5.4965%	77	1.64x	66.2%	52.9%
55.0%	-	59.9%	18	$363,913,180	30.4%	5.1339%	113	1.42x	65.5%	57.9%
60.0%	-	71.0%	24	$633,965,704	53.0%	5.2072%	115	1.36x	72.3%	63.5%
Total/Weighted Average			63	$1,196,628,378	100.0%	5.1911%	113	1.44x	67.3%	58.3%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)
						Weighted Averages
Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
1.19x	-	1.39x	26	$649,489,104	54.3%	5.2548%	115	1.29x	70.0%	61.5%
1.40x	-	1.44x	8	$207,650,589	17.4%	5.1871%	118	1.43x	68.8%	60.1%
1.45x	-	1.54x	8	$61,005,910	5.1%	5.3294%	110	1.50x	65.1%	54.6%
1.55x	-	1.64x	7	$53,891,932	4.5%	5.3079%	119	1.58x	72.0%	57.7%
1.65x	-	1.74x	2	$20,697,094	1.7%	6.2270%	119	1.65x	65.3%	52.1%
1.75x	-	1.84x	7	$127,666,155	10.7%	4.6262%	96	1.77x	64.5%	55.8%
1.85x	-	1.99x	1	$4,243,618	0.4%	5.1400%	119	1.94x	51.4%	38.7%
2.00x	-	2.17x	4	$71,983,975	6.0%	5.1297%	111	2.05x	44.1%	35.0%
Total/Weighted Average			63	$1,196,628,378	100.0%	5.1911%	113	1.44x	67.3%	58.3%

Distribution of Original Terms to Maturity or ARD(1)
				Weighted Averages
Original Terms to Maturity or ARD	Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
60	7	$106,180,625	8.9%	5.1989%	59	1.59x	67.4%	60.5%
120	56	$1,090,447,753	91.1%	5.1903%	119	1.43x	67.3%	58.0%
Total/Weighted Average	63	$1,196,628,378	100.0%	5.1911%	113	1.44x	67.3%	58.3%

Distribution of Remaining Terms to Maturity or ARD(1)
						Weighted Averages
Range of Remaining Terms to Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
58	-	60	7	$106,180,625	8.9%	5.1989%	59	1.59x	67.4%	60.5%
116	-	120	56	$1,090,447,753	91.1%	5.1903%	119	1.43x	67.3%	58.0%
Total/Weighted Average			63	$1,196,628,378	100.0%	5.1911%	113	1.44x	67.3%	58.3%

Distribution of Amortization Types
				Weighted Averages
Amortization Type	Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
Interest Only, then Amortizing	17	$699,040,000	58.4%	5.0692%	116	1.37x	68.9%	62.0%
Amortizing Balloon	45	$447,639,964	37.4%	5.3888%	110	1.50x	67.7%	55.1%
Amortizing Balloon, ARD	1	$49,948,414	4.2%	5.1248%	119	2.03x	40.6%	33.6%
Total/Weighted Average	63	$1,196,628,378	100.0%	5.1911%	113	1.44x	67.3%	58.3%
(1)
With respect to the 175 West Jackson loan, Miracle Mile Shops loan and Oglethorpe Mall loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/Pad/Bed/NRA calculations include the related pari passu companion loans.

(2)	In the case of one mortgage loan with an anticipated repayment date, Stated Remaining Term (Mos.) is through the related anticipated repayment date.
(3)
With respect to the Westlakes loan, Cut-off Date LTV has been calculated based on the mortgage loan balance net of an approximately $4.88 million accretive leasing reserve. With respect to the Place at Greenway loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “As Stabilized” appraised value of $27.8 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 76.3% and 67.6%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE12 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans
Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Cut–off Date Balance per NRA/Unit/Bed	Cut–off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
175 West Jackson(1)	GACC	Chicago, IL	Office	$150,000,000	12.5%	$193	68.3%	1.44x	10.6%
Miracle Mile Shops(1)	CCRE	Las Vegas, NV	Retail	$145,000,000	12.1%	$1,292	62.7%	1.24x	8.4%
Westlakes	GACC	Berwyn, PA	Office	$68,000,000	5.7%	$152	74.3%	1.32x	9.2%
Oglethorpe Mall(1)	GACC	Savannah, GA	Retail	$60,000,000	5.0%	$239	63.4%	1.75x	10.5%
9 Northeastern Boulevard	CCRE	Salem, NH	Mixed Use	$54,000,000	4.5%	$84	72.8%	1.34x	9.2%
U-Haul Storage Portfolio	CCRE	Various	Self Storage	$49,948,414	4.2%	$41	40.6%	2.03x	13.5%
Nashua Mall	GACC	Nashua, NH	Retail	$45,000,000	3.8%	$145	75.0%	1.33x	9.1%
Harbourside North	CCRE	Washington, DC	Office	$39,500,000	3.3%	$324	73.3%	1.26x	8.9%
Standard Austin Portfolio	GACC	Austin, TX	Multifamily	$36,000,000	3.0%	$53,892	75.0%	1.25x	8.7%
Rivers Pointe Apartments	GACC	Liverpool, NY	Multifamily	$28,472,691	2.4%	$136,888	70.8%	1.25x	8.6%
Total/Weighted Average				$675,921,105	56.5%		66.8%	1.41x	9.7%
(1)
With respect to the 175 West Jackson loan, Miracle Mile Shops loan and Oglethorpe Mall loan, LTV, DSCR, debt yield and Cut–off Date Balance per Pad/NRA/Unit/Bed calculations include the related pari passu companion loans.

Pari Passu Companion Loan Summary
Mortgage Loans	Mortgage Loan Cut–off Date Balance	Companion Loans Cut–off Date Balance	Loan Combination Cut–off Date Balance	Pooling & Servicing Agreement	Master Servicer	Special Servicer	Voting Rights
175 West Jackson	$150,000,000	$130,000,000	$280,000,000	COMM 2013-CCRE12	Wells Fargo Bank, NA	LNR Partners, LLC	COMM 2013-CCRE12
Miracle Mile Shops	$145,000,000	$435,000,000	$580,000,000	COMM 2013-CCRE12	Wells Fargo Bank, NA	LNR Partners, LLC	COMM 2013-CCRE12
Oglethorpe Mall	$60,000,000	$90,000,000	$150,000,000	COMM 2013-CCRE11	Midland Loan Services	Situs Holdings, LLC	COMM 2013-CCRE11

Existing Mezzanine Debt Summary
Mortgage Loans	Mortgage Loan Cut–off Date Balance	Mezzanine Debt Cut–off Date Balance	Trust U/W NCF DSCR	Total Debt U/W NCF DSCR	Trust Cut–off Date LTV Ratio	Total Debt Cut–off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
Standard Austin Portfolio(1)	$36,000,000	$2,999,973	1.25x	1.07x	75.0%	81.2%	8.7%	8.0%
Portland Airport Hotel Portfolio	$22,975,270	$5,000,000	1.78x	1.23x	64.4%	78.4%	13.0%	10.7%
(1)	Beginning on November 6, 2013 and continuing each payment date up to the maturity date, the borrower is required to make principal and interest payments of $33,610.

Previous Securitization History(1)

Mortgage Loans		City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
175 West Jackson	GACC	Chicago, IL	Office	$150,000,000	12.5%	Various(2)
Miracle Mile Shops	CCRE	Las Vegas, NV	Retail	$145,000,000	12.1%	Various(3)
Oglethorpe Mall	GACC	Savannah, GA	Retail	$60,000,000	5.0%	Various(4)
Nashua Mall	GACC	Nashua, NH	Retail	$45,000,000	3.8%	CGCMT 2004-C1
Standard Austin Portfolio	GACC	Austin, TX	Multifamily	$36,000,000	3.0%	LBUBS 2007-C1
Victory Portfolio	CCRE	Various	Retail	$26,000,000	2.2%	Various(5)
Fortress Self Storage	CCRE	Saint Thomas, VI	Self Storage	$12,700,000	1.1%	BSCMS 2005-PWR7
Chastain Meadows Office Park	CCRE	Kennesaw, GA	Office	$12,636,496	1.1%	JPMCC 2004-C1
Orion Lakes	UBSRES	Orion, MI	Manufactured Housing Community	$11,489,183	1.0%	JPMCC 2003-LN1
Totem Valley Business Park	UBSRES	Kirkland, WA	Industrial	$7,776,649	0.6%	MSC 2003-T11
Interpointe Shopping Center	CCRE	Salt Lake City, UT	Retail	$5,192,805	0.4%	CSFB 2003-C3
Total				$511,795,133	42.8%
(1)
Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization.  The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the mortgage loan sellers.

(2)	The 175 West Jackson property was previously securitized in the WBCMT 2004-C15 and WBCMT 2005-C16 transactions.
(3)	The Miracle Mile Shops property was previously securitized in the BACM 2006-1, COMM 2006-C7 and BACM 2006-2 transactions.
(4)	The Oglethorpe Mall property was previously securitized in the GECMC 2005-C3 and GECMC 2005-C4 transactions.
(5)	The Kenner Marketplace property was previously securitized in the GMACC 2003-C1 transaction. The Tabor Crossing property was previously securitized in the CSFB 2003-C3 transaction.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 1 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$150,000,000 68.3% 1.44x 10.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 1 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$150,000,000 68.3% 1.44x 10.6%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	CBD Office
Sponsor:	Strategic Investment Property Fund, Inc.			Collateral:	Fee Simple
Borrower:	175 Jackson L.L.C.			Location:	Chicago, IL
Original Balance(1):	$150,000,000			Year Built / Renovated:	1912, 1928 / 2001
Cut-off Date Balance(1):	$150,000,000			Total Sq. Ft.:	1,452,390
% by Initial UPB:	12.5%			Property Management:	JMIC Corp.
Interest Rate:	5.0860%			Underwritten NOI:	$29,542,763
Payment Date:	6th of each month			Underwritten NCF:	$26,256,216
First Payment Date:	December 6, 2013			Appraised Value:	$410,000,000
Maturity Date:	November 6, 2023			Appraisal Date:	June 24, 2013
Amortization:	Interest only for first 36 months; 360
	months thereafter			Historical NOI
Additional Debt:	$130,000,000 Pari Passu Debt			Most Recent NOI:	$27,008,664 (T-12 August 31, 2013)
Call Protection(2):	L(24), D(92), O(4)			2012 NOI:	$30,092,538 (December 31, 2012)
Lockbox / Cash Management:	Hard / In Place			2011 NOI:	$32,540,281 (December 31, 2011)
				2010 NOI:	$32,615,237 (December 31, 2010)
Reserves(3)				2009 NOI:	$30,051,504 (December 31, 2009)
	Initial		Monthly	2008 NOI:	$34,377,528 (December 31, 2008)
Taxes:	$3,270,096		$1,090,032
Insurance:	$252,815		$19,660	Historical Occupancy
Replacement:	$0		$8,184	Current Occupancy:	91.8% (October 10, 2013)
TI/LC:	$480,000		$281,232	2012 Occupancy:	89.8% (December 31, 2012)
Free Rent:	$0		Excess Cash	2011 Occupancy:	95.6% (December 31, 2011)
				2010 Occupancy:	96.1% (December 31, 2010)
Financial Information				2009 Occupancy:	96.0% (December 31, 2009)
Cut-off Date Balance / Sq. Ft.:		$193		2008 Occupancy:	97.9% (December 31, 2008)
Balloon Balance / Sq. Ft.:		$171
(1)   The Original Balance and Cut-off Date Balance of $150.0 million represent the controlling Note A-1 of the $280.0 million 175 West Jackson Loan Combination evidenced by two pari passu notes. The pari passu companion loan is comprised of the Note A-2 (which may be further divided) with an original principal balance of $130.0 million. For additional information on the pari passu companion loans, see “The Loan” herein.
(2)   The lockout period will be at least 24 payments beginning with and including the first payment date of December 6, 2013. Defeasance of the full $280.0 million 175 West Jackson Loan Combination is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu companion loan to be securitized and (ii) October 11, 2016. The 175 West Jackson Loan Combination is freely prepayable on or after August 6, 2023.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.05x and 1.82x, respectively.

Cut-off Date LTV:		68.3%
Balloon LTV:		60.6%
Underwritten NOI DSCR(4):		1.62x
Underwritten NCF DSCR(4):		1.44x
Underwritten NOI Debt Yield:		10.6%
Underwritten NCF Debt Yield:		9.4%
Underwritten NOI Debt Yield at Balloon:		11.9%
Underwritten NCF Debt Yield at Balloon:		10.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 1 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$150,000,000 68.3% 1.44x 10.6%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Classified Ventures, LLC	NR/NR/NR	168,959	11.6%	$29.82	11.1%	Various(2)
Grant Thornton	NR/NR/NR	133,724	9.2%	$35.80	10.5%	10/31/2015(3)
TWG Holdings, Inc.	NR/NR/NR	132,621	9.1%	$30.41	8.9%	4/30/2022(4)
Securities and Exchange Commission	AAA/AAA/AA+	102,613	7.1%	$33.00	7.5%	1/31/2017(5)
Wolverine Trading	NR/NR/NR	88,734	6.1%	$37.82	7.4%	Various(6)
Sedgwick	NR/NR/NR	88,075	6.1%	$34.54	6.7%	5/31/2020
Total Major Tenants		714,726	49.2%	$33.08	52.1%
Remaining Tenants		617,939	42.6%	$35.22	47.9%
Total Occupied Collateral		1,332,665	91.8%	$34.07	100.0%
Vacant		119,725	8.2%
Total		1,452,390	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Classified Ventures, LLC leases 140,378 sq. ft. of space with a lease expiration of June 30, 2017 and 28,581 sq. ft. of space with a lease expiration of December 31, 2017. Classified Ventures, LLC has one five-year renewal option with notice given on or before June 30, 2016 at market rent and has the option to terminate its lease (i) with respect to 40,814 sq. ft. of 18th floor space, on June 30, 2015 with 12 months prior notice and payment of a termination fee of (a) $348,382.50 on or before December 31, 2014 and (b) $348,382.50 on or before December 31, 2015, (ii) with respect to 31,877 sq. ft. of sixth floor space and 67,687 sq. ft. of eighth floor space, on June 30, 2015 with notice given by April 1, 2014 and payment of a termination fee of (a) $876,870 on or before April 1, 2014 and (b) $876,870 on or before June 30, 2015 and (iii) with respect to 28,581 of 18th floor space, on December 31, 2015 with 12 months prior notice and payment of a termination fee equal to unamortized costs under the lease at 8% interest per annum.

(3)
Grant Thornton has the option to terminate its lease on October 31, 2015 with 12 months prior notice and payment of a termination fee equal to $25.00 PSF, 50% of which will be payable upon giving notice and the balance due on or before October 31, 2015. Grant Thornton has indicated it will terminate its lease on October 31, 2015.

(4)
TWG Holdings, Inc. has two five-year renewal options with 12 months prior notice at market rent and has the option to terminate its lease on April 30, 2019 with 12 months prior notice and payment of a termination fee of $4,464,022, 50% of which will be payable upon giving notice and the balance due within six months thereafter.

(5)
The Securities and Exchange Commission has one five-year renewal option with one year prior notice at market rent and has the option to terminate its lease at any time after January 31, 2015 with six months prior notice without a termination fee; however, for every $1.00 PSF of tenant allowance used by the tenant, the Securities and Exchange Commission’s right to exercise the termination option is delayed by six months.

(6)
Wolverine Trading leases 74,646 sq. ft. of space with a lease expiration of May 31, 2020 and 14,088 sq. ft. of space with a lease expiration of October 31, 2024. Wolverine Trading has one five-year renewal option with notice given on or before November 30, 2018 at market rent.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 1 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$150,000,000 68.3% 1.44x 10.6%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	9	3,257	0.2%	3,257	0.2%	$58.99	0.4%	0.4%
2014	5	17,430	1.2%	20,687	1.4%	$20.97	0.8%	1.2%
2015	15	222,482	15.3%	243,169	16.7%	$35.57	17.4%	18.7%
2016	13	21,738	1.5%	264,907	18.2%	$39.42	1.9%	20.5%
2017	10	274,125	18.9%	539,032	37.1%	$31.18	18.8%	39.4%
2018	10	44,686	3.1%	583,718	40.2%	$42.84	4.2%	43.6%
2019	3	52,162	3.6%	635,880	43.8%	$33.74	3.9%	47.5%
2020	12	233,049	16.0%	868,929	59.8%	$35.55	18.2%	65.7%
2021	8	191,651	13.2%	1,060,580	73.0%	$34.67	14.6%	80.3%
2022	2	132,621	9.1%	1,193,201	82.2%	$30.41	8.9%	89.2%
2023	3	34,391	2.4%	1,227,592	84.5%	$44.26	3.4%	92.6%
Thereafter	8	105,073	7.2%	1,332,665	91.8%	$32.11	7.4%	100.0%
Vacant	NAP	119,725	8.2%	1,452,390	100.0%	NAP	NAP
Total / Wtd. Avg.	98	1,452,390	100.0%			$34.07	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The Loan.     The 175 West Jackson loan (the “175 West Jackson Loan”) is the controlling Note A-1 portion, in the original principal amount of $150.0 million, of a fixed rate loan in the aggregate principal amount of $280.0 million (the “175 West Jackson Loan Combination”). The 175 West Jackson Loan Combination is secured by the borrower’s fee simple interest in a 22-story Class A office building totaling 1,452,390 sq. ft. located at 175 West Jackson Boulevard in the central business district of Chicago, Illinois (the “175 West Jackson Property”). The $280.0 million 175 West Jackson Loan Combination is evidenced by two pari passu notes. Only the Note A-1, with an original principal balance of $150.0 million, will be included in the COMM 2013-CCRE12 trust. The Note A-2, with an original principal balance of $130.0 million, is not included in the COMM 2013-CCRE12 trust and is expected to be included in a future securitization. The 175 West Jackson Loan has a 10-year term and amortizes on a 30-year amortization schedule after an initial 36-month interest only period.

The 175 West Jackson Loan accrues interest at a fixed rate equal to 5.0860% and has a cut-off date balance of $150.0 million. The proceeds of the 175 West Jackson Loan Combination, along with approximately $3.8 million in equity from the sponsor, were used to retire approximately $269.6 million of existing mortgage loan debt and approximately $8.2 million in existing mezzanine debt, fund upfront reserves of approximately $4.0 million and pay closing costs of approximately $2.0 million. Based on the appraised value of $410.0 million as of June 24, 2013, the cut-off date LTV ratio of the 175 West Jackson Loan Combination is 68.3% and the remaining implied equity is $130.0 million. The most recent prior financing of the 175 West Jackson Property was included in the WBCMT 2004-C15 and WBCMT 2005-C16 transactions.

The relationship between the holders of the Note A-1 and Note A-2 are governed by an intercreditor agreement to be described under “Description of the Mortgage Pool―Loan Combinations―175 West Jackson Loan Combination” in the free writing prospectus.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$150,000,000	$150,000,000	COMM 2013-CCRE12	Yes
Note A-2	$130,000,000	$130,000,000	GACC	No
Total	$280,000,000	$280,000,000

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 1 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$150,000,000 68.3% 1.44x 10.6%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$280,000,000	98.7%	Mortgage Loan Payoff	$269,576,331	95.0%
Sponsor Equity	$3,751,291	1.3%	Mezzanine Loan Payoff	$8,211,673	2.9%
			Reserves	$4,002,912	1.4%
			Closing Costs	$1,960,375	0.7%
Total Sources	$283,751,291	100.0%	Total Uses	$283,751,291	100.0%

The Borrower / Sponsor.    The borrower, 175 Jackson L.L.C., is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Strategic Investment Property Fund, Inc.

Strategic Investment Property Fund, Inc. is owned by the Spitzer family of Switzerland and has real estate interests in properties in New York City, Chicago, Boston and Florida. As of December 31, 2012, Strategic Investment Property Fund, Inc.’s interest in real estate entities totaled approximately $414.1 million and the fund had net worth and liquidity of approximately $406.9 million and approximately $6.2 million, respectively.

The Property.    The 175 West Jackson Property consists of a 22-story Class A office building totaling 1,452,390 sq. ft. located at 175 West Jackson Boulevard in the central business district of Chicago, Illinois. Occupying an entire city block with entrances on West Jackson Boulevard and West Quincy Street, the north half of the 175 West Jackson Property was constructed in 1912 and the south half was constructed in 1928. In 2001, the 175 West Jackson Property received an $85.0 million base building renovation.

As of October 10, 2013, the 175 West Jackson Property is 91.8% leased to 62 tenants and features 68,000 sq. ft. floor plates, one of the largest office footprints in Chicago. The ground floor features 45,607 sq. ft. of retail including national tenants such as CVS, Fifth Third Bank, Starbucks, Potbelly Sandwich and Qdoba. The 22nd floor of the 175 West Jackson Property features a conference center with an adjoining roof deck for social gatherings and business meetings. Other amenities offered to tenants at the 175 West Jackson Property include concierge services, catering facilities and 24-hour staffed security. Valet parking and full garage services are available via 250 parking spaces in a subterranean garage, which is leased to an operator and tenants are given preference in the use of the garage.

Environmental Matters.    The Phase I environmental report dated July 5, 2013 recommended no further action at the 175 West Jackson Property.

Major Tenants.

Classified Ventures, LLC (168,959 sq. ft., 11.6% of NRA, 11.1% of U/W Base Rent) Founded in 1997, Classified Ventures, LLC is owned by five media companies: A.H. Belo Corp., Gannett Co. Inc., Tribune Company, The McClatchy Company and The Washington Post Company. With over 1,400 employees in 41 states, Classified Ventures, LLC owns and operates Cars.com and Apartments.com.

Classified Ventures, LLC’s initial lease commenced in July 2000 with 67,687 sq. ft. of eighth floor space. Since 2000, Classified Ventures, LLC has expanded its space several times most recently in October 2013 with 28,581 sq. ft. of space on the 18th floor with a lease expiration of December 31, 2017. Classified Ventures, LLC’s remaining 140,378 sq. ft. has a lease expiration of June 30, 2017. Classified Ventures, LLC has one five-year renewal option with notice given on or before June 30, 2016 at market rent and has the option to terminate its lease (i) with respect to 40,814 sq. ft. of 18th floor space, on June 30, 2015 with 12 months prior notice and payment of a termination fee of (a) $348,382.50 on or before December 31, 2014 and (b) $348,382.50 on or before December 31, 2015, (ii) with respect to 31,877 sq. ft. of sixth floor space and 67,687 sq. ft. of eighth floor space, on June 30, 2015 with notice given by April 1, 2014 and payment of a termination fee of (a) $876,870 on or before April 1, 2014 and (b) $876,870 on or before June 30, 2015 and (iii) with respect to 28,581 sq. ft. of 18th floor space, on December 31, 2015 with 12 months prior notice and payment of a termination fee equal to unamortized costs under the lease at 8% interest per annum.

Grant Thornton (133,724 sq. ft., 9.2% of NRA, 10.5% of U/W Base Rent) Founded in Chicago in 1924, Grant Thornton is the US member firm of Grant Thornton International Ltd, an international independent audit, tax and advisory firm. Grant Thornton has more than 500 partners and 6,000 employees across its 54 offices in the United States. With annual revenues in excess of $1.2 billion, Grant Thornton has maintained steady growth in the US and has been consistently ranked as an employer of choice by publications such as the Chicago Tribune (“Best Places to Work,” 2011), Vault.com (“Best Accounting Firms to Work For” and “Accounting 50,” 2011-2013),

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 1 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$150,000,000 68.3% 1.44x 10.6%

Working Mother’s (“Best Companies,” 2005-2013) and Business Week (“50 Best Places to Launch a Career,” 2008-2009), among others.

Grant Thornton’s initial lease commenced in February 2002 with 67,794 sq. ft. of space on the 20th floor. In April 2006, Grant Thornton expanded its space to include 65,930 sq. ft. of space on the 13th floor. Grant Thornton’s lease terms expire on October 31, 2015 with respect to both of these spaces. Grant Thornton has the option to terminate its lease on October 31, 2015 with 12 months prior notice and payment of a termination fee equal to $25.00 PSF, 50% of which will be payable upon giving notice and the balance due on or before October 31, 2015. Grant Thornton has indicated it will be terminating its lease on October 31, 2015.

TWG Holdings, Inc. (132,621 sq. ft., 9.1% of NRA, 8.9% of U/W Base Rent) Founded in 2006, TWG Holdings, Inc.’s lines of business includes underwriting insurance, such as insuring bank deposits, and shares in savings and loan associations.

TWG Holdings, Inc.’s lease commenced in September 2006 with 66,490 sq. ft. of 11th floor space and 66,131 sq. ft. of 12th floor space. TWG Holdings, Inc. has two five-year renewal options with 12 months prior notice at market rent and the option to terminate its lease on April 30, 2019 with 12 months prior notice and payment of a termination fee of $4,464,022, 50% of which will be payable upon giving notice and the balance due within six months thereafter.

The Market.    The 175 West Jackson Property is located in the Chicago-Naperville-Joliet metropolitan statistical area (“MSA”), a business center of the Midwest attracting many corporate headquarters operations and regional branches. Twenty seven of the nation’s Fortune 500 companies are headquartered in the Chicago region, including Walgreens, Boeing, Kraft Foods, Sears Holdings, Abbott Laboratories, Allstate, McDonald’s, Motorola and United Continental Holdings. In terms of total office inventory, the MSA is the second largest in the US after New York with approximately 218.3 million sq. ft. Unlike most other US markets, Chicago’s downtown core constitutes the largest concentration of office space within a metropolitan area, accounting for 56.2% of office space. Downtown Chicago is the center of the MSA’s transportation network with five interstate highways, eight suburban railroad commuter lines and six transit authority train lines. Given this accessibility, downtown Chicago, specifically within the West and Central Loop submarkets, serves as the primary location for corporate headquarters and the insurance, finance, government, law and banking industries.

The 175 West Jackson Property is located in the Chicago office market specifically within the Central Loop office submarket. As of Q1 2013, the Central Loop office submarket contained over 44.4 million sq. ft. of office space, approximately 15.0 million sq. ft. of which considered to be Class A. Vacancy for Class A space and overall office space within the submarket was lower than the overall Chicago market rate of 16.7%, at 11.7% and 14.6%, respectively. Overall average asking rents for Class A space and overall office space within the submarket were higher than the overall Chicago market average of $26.66 PSF, at $37.30 PSF and $30.58 PSF, respectively.

The appraiser identified eight comparable office tenants, which are presented in the subsequent chart. The appraiser determined market rent for the 175 West Jackson Property to be $33.59 PSF.

Lease Comparables(1)
Property	Tenant	Location	Class	Year Built	Lease Area (Sq. Ft.)	Base Rent (PSF)	Lease Term (yrs)
175 West Jackson Property	Various	Chicago, IL	A	1912, 1928	1,452,390	$34.07	12.5
30 West Monroe Street	Asset Allocation & Management	Chicago, IL	B	1958	12,888	$30.69	10.0
225 West Washington	Argo Group	Chicago, IL	B	1987	12,750	$33.73	5.5
30 North LaSalle Street	Tom Jones Company	Chicago, IL	B	1974	6,242	$28.23	11.0
30 West Monroe Street	JJ&H	Chicago, IL	B	1958	12,907	$30.44	12.5
One Financial Place	Associated Press	Chicago, IL	A	1984	11,847	$34.65	11.0
33 West Monroe Street	International Education of Students	Chicago, IL	B	1981	27,816	$29.00	10.0
Michigan Plaza	Intouch Solutions	Chicago, IL	B	1981	22,015	$30.47	5.4
10 South LaSalle Street	Chicago Title & Trust	Chicago, IL	B	1986	86,207	$29.00	7.0
(1)	Source: Appraisal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 1 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$150,000,000 68.3% 1.44x 10.6%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 8/31/2013	U/W	U/W PSF
Base Rent(1)	$44,796,623	$43,478,414	$42,431,726	$46,309,641	$31.89
Value of Vacant Space	0	0	0	3,901,928	2.69
Gross Potential Rent	$44,796,623	$43,478,414	$42,431,726	$50,211,569	$34.57
Total Recoveries	6,742,205	5,423,232	5,206,008	6,516,996	4.49
Total Other Income	1,915,564	1,822,483	1,019,907	896,506	0.62
Less: Mark to Market	0	0	0	(1,981,370)	(1.36)
Less: Vacancy(2)	0	0	0	(3,901,928)	(2.69)
Effective Gross Income	$53,454,392	$50,724,129	$48,657,641	$51,741,773	$35.63
Total Operating Expenses	20,914,111	20,631,591	21,648,977	22,199,010	15.28
Net Operating Income	$32,540,281	$30,092,538	$27,008,664	$29,542,763	$20.34
TI/LC	0	0	0	2,850,830	1.96
Capital Expenditures	0	0	0	435,717	0.30
Net Cash Flow	$32,540,281	$30,092,538	$27,008,664	$26,256,216	$18.08
Average Annual Rent PSF(3)	$30.84	$29.94	$29.22	$31.89
(1)	U/W Base Rent includes $900,104 in contractual step rent through September 2014.
(2)	U/W Vacancy represents 6.8% of gross income.
(3)	Average Annual Rent PSF was $31.18 PSF in 2010.

Property Management.    The 175 West Jackson Property is managed by JMIC Corp.

Lockbox / Cash Management.    The 175 West Jackson Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments directly into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the 175 West Jackson Loan documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default and (ii) if there exists a Low Debt Service Period (as defined herein).

A “Low Debt Service Period” commences if the debt service coverage ratio, as determined by lender, is less than 1.25x and ends if the debt service coverage ratio, as determined by lender, is at least 1.30x for two consecutive quarters.

Initial Reserves.    At closing, the borrower deposited (i) $3,270,096 into a tax reserve account, (ii) $252,815 into an insurance reserve account and (iii) $480,000 into a reserve for outstanding tenant improvements and leasing commissions.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $1,090,032, into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $19,660, into an insurance reserve account, (iii) $8,184 into a capital expenditure account and (iv) $281,232 into an account for tenant improvements and leasing commissions. Additionally, if the amount on deposit in the free rent reserve account is less than $1.0 million, all available excess cash will be deposited each month into the free rent reserve. Further, if the amount on deposit in the account for tenant improvements and leasing commissions is less than $2,800,000, all available excess cash (after the free rent account contains at least $1.0 million) will be deposited into the tenant improvements and leasing commissions reserve account. At loan closing, the guarantor provided a guaranty for unpaid tenant improvements and leasing commissions and free rent amounts for the payment of any shortfall in an amount up to the aggregate amount of rent abatements outstanding as of such payment date.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 1 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$150,000,000 68.3% 1.44x 10.6%

175 WEST JACKSON

FLOOR
TOTAL*
Mechanical
22
XHedge 1,815 SF Exp. 2/2014
Mgmt Office 3,164 SF
Sorenson 5,614 SF Exp. 9/2019
VFD Room 1,000 SF 12/2025
Networked Insights 14,500 SF Exp. 11/2014
Conference Room 3,170 SF
Leased 5,563 SF
Vacant 2,189 SF
37,015
21
Union Tank Car 57,346 SF Exp. 12/2024
Chiro One 2,750 SF Exp. 12/2021
Term Comm 2,575 SF Exp. 10/2015
Chattam 2,438 SF Exp. 1/2017
Storage 101 SF
The Matthews Group 4,046 SF Exp. 4/2019
69,256
20
Grant Thornton 67,794 SF Exp. 10/2015
67,794
19
MWH 67,716 SF Exp. 6/2015
67,716
18
Classified Ventures, LLC 69,395 SF Exp. 6/2017
69,395
17
Susquehanna Partners 35,777 SF Exp. 12/2021
HealthSpring 25,320 SF Exp. 11/2018
CIH 10,124 SF Exp. 7/2016
NRAEF Storage 240 SF Exp. 9/2016
71,461
16
Querrey Harrow 67,683 SF Exp. 7/2020
67,683
15
NRAEF 42,502 SF Exp. 12/2019
RTA 25,670 SF Exp. 10/2024
68,172
14
ESD 51,725 SF Exp. 5/2021
Great Point Trading 14,610 SF Exp. 10/2021
66,335
13
Grant Thornton 65,930 SF Exp. 10/2015
65,930
12
TWG Holdings, Inc. 66,131 SF Exp. 4/2022
66,131
11
Net Pop 590 SF
TWG Holdings, Inc. 66,490 SF Exp. 4/2022
67,080
10
Vacant 68,539 SF
68,539
9
Securities Exchange Commission 67,687 SF Exp. 1/2017
67,687
8
Classified Ventures, LLC 67,687 SF Exp. 6/2017
67,687
7
Sedgwick 68,792 SF Exp. 5/2020
68,792
6
SEC 34,926 SF Exp. 1/2017
Classified Ventures, LLC 31,877 SF Exp. 6/2017
66,803
5
Egus 300 SF Exp. 3/2014
Sedgwick 7,901 SF Exp. 5/2020
ST Residential 10,527 SF Exp. 6/2015
Vacant 48,997 SF
67,725
4
ABN AMRO 67,890 SF Exp. 12/2021
67,890
3
HACC 22,834 SF Exp. 5/2023
ABN AMRO 18,649 SF Exp. 12/2021
Sedgwick 11,382 SF Exp. 5/2020
Wolverine Trading 15,211 SF Exp. 5/2020
68,076
2
Wolverine Trading 58,679 SF Exp. 5/2020
RTA 14,088 SF Exp. 7/2020
Karroll's 30 SF
72,797
Lobby
Retail 45,705 SF
45,705
Basement
Parking Garage
0
Sub Basement
Mechanical
0
TOTAL SF
1,452,390
VACANT
BUILDING
2014
2015
2016
2017
2018
2019
2020+
* There is an additional 6,721 sq. ft. of storage space that is not shown in the stacking plan above.

Stacking plan based on information provided by the borrower.

Stacking plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 1 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$150,000,000 68.3% 1.44x 10.6%

175 West Jackson
175 West Jackson Boulevard
Chicago, IL 60604
CHICAGO
THE LOOP
LAKESHORE EAST
CHICAGO RIVER
SOUTH BRANCH CHICAGO RIVER
Property Types
Office
Retail
Hotel & Club
Cultural & Entertainment
Civic & Institutional
Educational Facilities
Medical
Religious
Prominent Residential
Residential
Parking
Transit
Development
Industrial
CARTIFACT.
Chicago
ILLINOIS
INDIANA
Lake Michigan

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Super Regional Mall
Sponsor:	Aby Rosen; Michael Fuchs; David			Collateral:	Fee Simple
	Edelstein			Location:	Las Vegas, NV
Borrower:	Boulevard Invest LLC			Year Built / Renovated:	2000 / 2007-2008
Original Balance(1):	$145,000,000			Total Sq. Ft.(7):	448,835
Cut-off Date Balance(1):	$145,000,000			Property Management:	RFR Realty LLC; Tristar Management, LLC
% by Initial UPB:	12.1%			Underwritten NOI:	$48,435,953
Interest Rate:	5.2500%			Underwritten NCF:	$47,672,934
Payment Date:	6th of each month			Appraised Value:	$925,000,000
First Payment Date:	October 6, 2013			Appraisal Date:	July 11, 2013
Maturity Date:	September 6, 2023
Amortization:	Interest only for first 60 months; 360			Historical NOI(9)
	months thereafter			Most Recent NOI:	$45,901,678 (T-12 June 30, 2013)
Additional Debt(2):	$435,000,000 Pari Passu Debt; Future			2012 NOI:	$43,644,243 (December 31, 2012)
	Mezzanine Debt Permitted			2011 NOI:	$41,869,045 (December 31, 2011)
Call Protection(3):	L(26), D(90), O(4)			2010 NOI:	$37,839,974 (December 31, 2010)
Lockbox / Cash Management:	Hard / In Place			2009 NOI:	$37,627,262 (December 31, 2009)
				2008 NOI:	NAV
Reserves(4)
	Initial		Monthly	Historical Occupancy(10)
Taxes:	$508,750		$169,583	Current Occupancy:	98.1% (July 3, 2013)
Insurance:	$0		Springing	2012 Occupancy:	99.0% (December 31, 2012)
Replacement:	$0		$7,481	2011 Occupancy:	99.3% (December 31, 2011)
TI/LC(5):	$1,310,955		$56,104	2010 Occupancy:	98.9% (December 31, 2010)
Immediate Repairs:	$162,000		$0	2009 Occupancy:	93.9% (December 31, 2009)
				2008 Occupancy:	NAV
Financial Information(6)
(1)   The Original Balance and Cut-off Date Balance of $145.0 million represent the controlling Note A-1 of a $580.0 million whole loan (the “Miracle Mile Shops Loan Combination”) evidenced by five pari passu notes.  The non-controlling Note A-2 pari passu companion loan, with an original principal balance of $145.0 million was contributed to the COMM 2013-CCRE11 transaction.  The non-controlling Note A-3, non-controlling Note A-4-1 and non-controlling Note A-4-2 pari passu companion loans, with original principal balances of $145.0 million, $110.0 million and $35.0 million, respectively, are expected to be included in future securitizations.
(2)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)   The lockout period will be at least 26 payment dates beginning with and including the first payment date of October 6, 2013.  Defeasance of the full $580.0 million Miracle Mile Shops Loan Combination is permitted after the date that is the earlier to occur of (i) two years from the closing date of the securitization that includes the last pari passu note to be securitized and (ii) December 6, 2016.
(4)   See “Initial Reserves” and “Ongoing Reserves” herein.
(5)   The TI/LC reserve relates to outstanding tenant improvements, renovations, and leasing commissions for eight new/renewed tenants, including Shoe Palace.  Shoe Palace, which is expected to open in 2014, represents $736,850 (56.2%) of the TI/LC reserve deposit.
(6)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Miracle Mile Shops Loan Combination.
(7)   Total Sq. Ft. of 448,835 excludes the Harmon Corridor First Release Parcel (52,926 sq. ft.). The Harmon Corridor First Release Parcel (as defined herein) is a freely releasable collateral parcel and has been excluded from the Appraised Value and Underwritten NCF.
(8)   Based on amortizing debt service payments.  Based on the current interest-only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.57x and 1.54x, respectively.
(9)   Average effective annual base rent PSF was $68.47 in 2009, $68.89 in 2010, $76.98 in 2011, $81.14 in 2012 and $82.22 in T-12 6/30/2013 per historical operating statements and occupancy rates provided by the borrower.
(10) Current and Historical Occupancy based on Total Sq. Ft of 448,835 excluding the Harmon Corridor First Release Parcel (as defined herein).

Cut-off Date Balance / Sq. Ft.(7):		$1,292
Balloon Balance / Sq. Ft.(7):		$1,196
Cut-off Date LTV:		62.7%
Balloon LTV:		58.0%
Underwritten NOI DSCR(8):		1.26x
Underwritten NCF DSCR(8):		1.24x
Underwritten NOI Debt Yield:		8.4%
Underwritten NCF Debt Yield:		8.2%
Underwritten NOI Debt Yield at Balloon:		9.0%
Underwritten NCF Debt Yield at Balloon:		8.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

Tenant Summary(1)
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(2)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF(3)	Total Sales (000s)(4)	Sales PSF(4)	Occupancy Cost (% of Sales)(5)

General Retail (≥ 5,000 sq. ft.)
Gap/Gap Kids/Baby Gap	BBB-/Baa3/BBB-	20,872	4.7%	8/31/2015	$50.97	$6,262	$300	18.9%
Urban Outfitters	NR/NR/NR	12,500	2.8%	4/30/2018	$81.84	NAV	NAV	NAV
Shoe Palace	NR/NR/NR	5,000	1.1%	4/30/2024	$72.00	NAV	NAV	NAV
Victoria’s Secret	BB+/Ba2/BB+	7,772	1.7%	1/31/2021	$91.00	$12,396	$1,595	8.4%
Test America	NR/NR/NR	7,483	1.7%	12/31/2014	$43.95	NAV	NAV	NAV
H & M	NR/NR/NR	7,410	1.7%	1/31/2018	$60.00	$5,755	$777	9.3%
ABC Stores	NR/NR/NR	5,898	1.3%	8/31/2022	$95.62	$7,264	$1,232	12.4%
Sephora	NR/NR/NR	5,861	1.3%	8/31/2015	$105.00	$11,502	$1,963	7.8%
Guess	NR/NR/NR	5,755	1.3%	1/31/2022	$72.00	$4,230	$735	15.6%
Bebe	NR/NR/NR	5,715	1.3%	1/31/2021	$83.00	$2,888	$505	22.5%
Loft	NR/NR/NR	5,485	1.2%	1/31/2016	$55.00	$2,089	$381	24.0%
Foot Locker/House Of Hoops	NR/Ba3/BB+	5,400	1.2%	7/31/2021	$111.62	NAV	NAV	NAV
Subtotal		95,151	21.2%		$72.52	$52,386	$809	12.1%

Food & Beverage (≥ 5,000 sq. ft.)
Cheeseburger Las Vegas	NR/NR/NR	15,940	3.6%	10/31/2016	$59.52	$4,403	$276	25.7%
PBR Rock Bar	NR/NR/NR	13,694	3.1%	7/31/2020	$158.56	$14,866	$1,086	19.6%
Cabo Wabo	NR/NR/NR	11,457	2.6%	6/30/2024	$166.35	$14,201	$1,239	17.3%
Pampas Churrascaria(6)	NR/NR/NR	9,663	2.2%	3/31/2016	$60.00	$7,516	$778	9.8%
Ocean One Bar & Grille	NR/NR/NR	6,698	1.5%	9/30/2015	$62.71	$3,367	$503	15.6%
La Salsa Cantina	NR/NR/NR	5,902	1.3%	4/30/2017	$40.00	$3,812	$646	9.1%
Lombardi’s	NR/NR/NR	5,592	1.2%	8/31/2015	$80.00	$3,071	$549	17.8%
Blondies Sports Bar & Grill	NR/NR/NR	5,301	1.2%	5/31/2019	$70.00	$4,385	$827	10.6%
Subtotal		74,247	16.5%		$95.36	$55,621	$749	16.4%

Specialty Entertainment (≥ 5,000 sq. ft.)
V Theater	NR/NR/NR	30,883	6.9%	12/31/2018	$46.00	$12,836	$416	13.1%
Saxe Theater	NR/NR/NR	22,398	5.0%	6/30/2020	$48.00	$11,234	$502	13.6%
Playing Field Race & Sports Books	NR/NR/NR	19,647	4.4%	7/31/2025	$45.17	NAV	NAV	NAV
Subtotal		72,928	16.2%		$46.39	$24,070	$452	13.3%

In-line Tenants (< 5,000 and ≥ 1,000 sq. ft.)(7)		176,200	39.3%		$100.15	$105,167	$813	19.8%

In-line Tenants (<1,000 sq. ft.)(7)		21,807	4.9%		$206.77	$15,505	$1,373	17.0%

Total Occupied Collateral		440,333	98.1%		$89.75	$252,749	$759	16.7%

Vacant		8,502	1.9%
Total Collateral(8)		448,835	100.0%

(1)	Based on rent roll as of July 3, 2013.
(2)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(3)
Annual U/W Base Rent PSF includes $1,198,780 of contractual rent steps through December 31, 2014 and $848,976 of average contractual rent through the earlier of lease expiration or loan maturity for 21 tenants with TTM sales greater than or equal to $800.00 PSF subject to an underwritten occupancy cost including rent increases capped at 20.0%.

(4)
Total Sales (000s) and Sales PSF were provided by the borrower as of June 30, 2013 and include all tenants which have been in occupancy and reported sales for a minimum of 12 months.  Tenants representing approximately 75.6% of total comparable occupied sq. ft. report sales.

(5)	Occupancy Cost (% of Sales) is based on Annual U/W Base Rent PSF, overage rent and underwritten expense recoveries.
(6)	Pampas Churrascaria comprises the entirety of the Harmon Corridor Second Release Parcel.
(7)	In-line tenants include Annual U/W Base Rent and Total Sales (000s) from restaurants and kiosks. Includes temporary tenants for Total Sq. Ft.
(8)	Total Collateral Sq. Ft. of 448,835 excludes the freely releasable Harmon Corridor First Release Parcel (52,926 sq. ft.).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

Lease Rollover Schedule(1)(2)(3)
Year	# of Leases Expiring(4)	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(5)	% U/W Base Rent Rolling(5)	Cumulative % of U/W Base Rent(5)
Temp	12	22,596	5.0%	22,596	5.0%	$0.00	0.0%	0.0%
2013	4	5,586	1.2%	28,182	6.3%	$90.77	1.3%	1.3%
2014	3	10,124	2.3%	38,306	8.5%	$63.08	1.6%	2.9%
2015	12	51,884	11.6%	90,190	20.1%	$78.50	10.3%	13.2%
2016	17	55,314	12.3%	145,504	32.4%	$74.98	10.5%	23.7%
2017	14	26,567	5.9%	172,071	38.3%	$87.37	5.9%	29.6%
2018	10	67,800	15.1%	239,871	53.4%	$70.78	12.1%	41.7%
2019	12	26,757	6.0%	266,628	59.4%	$134.80	9.1%	50.8%
2020	10	49,809	11.1%	316,437	70.5%	$104.44	13.2%	64.0%
2021	22	48,480	10.8%	364,917	81.3%	$120.91	14.8%	78.8%
2022	11	25,685	5.7%	390,602	87.0%	$113.37	7.4%	86.2%
2023	8	9,465	2.1%	400,067	89.1%	$178.92	4.3%	90.5%
Thereafter	7	40,266	9.0%	440,333	98.1%	$93.32	9.5%	100.0%
Vacant	NAP	8,502	1.9%	448,835	100.0%	NAP	NAP
Total / Wtd. Avg.	142	448,835	100.0%			$89.75	100.0%
(1)	Based on rent roll as of July 3, 2013.
(2)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and are not considered in the lease rollover schedule.
(3)	Excludes tenants at Harmon Corridor First Release Parcel.
(4)	Excludes the expiration of signage, advertising, ATM, vending and other miscellaneous tenant leases without sq. ft.
(5)	Excludes expiring temporary tenant income. See “Cash Flow Analysis” herein.

The Loan.  The Miracle Mile Shops loan (the “Miracle Mile Shops Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 448,835 sq. ft. Class A, super regional mall and the Harmon Corridor First Release Parcel (defined below) located at 3663 Las Vegas Boulevard South in Las Vegas, Nevada (the “Miracle Mile Shops Property”) with an original balance of $145.0 million.  The Miracle Mile Shops Loan consists of the controlling Note A-1 of a $580.0 million whole loan that is evidenced by five pari passu notes (collectively, the “Miracle Mile Shops Loan Combination”).  The Miracle Mile Shops Loan Combination was originated by CCRE, Citigroup Global Markets Realty Corp. (“Citi”) and JPMorgan Chase Bank National Association (“JPMCB”).  Only the $145.0 million controlling Note A-1 will be included in the COMM 2013-CCRE12 commercial mortgage trust.  The non-controlling Note A-2, with an original principal balance of $145.0 million, was contributed to COMM 2013-CCRE11 transaction.  The non-controlling Note A-3 (currently held by Citi), non-controlling Note A-4-1 (currently held by JPMCB and expected to be included in the JPMBB 2013-C15 transaction) and non-controlling Note A-4-2 (currently held by JPMCB), with original principal balances of $145.0 million, $110.0 million and $35.0 million, respectively, are expected to be included in future securitizations. Citi and JPMCB have reserved the right to further split their respective notes into multiple notes.

The Miracle Mile Shops Loan accrues interest at a fixed rate equal to 5.2500%. The Miracle Mile Shops Loan has a 10-year term and, after an initial 60 month interest only period, amortizes on a 30-year amortization schedule. The Miracle Mile Shops Loan Combination proceeds were used to retire existing debt of approximately $515.2 million, pay defeasance costs of approximately $36.2 million, fund reserves, pay closing costs, and return approximately $24.0 million of equity to the borrower. Based on the appraised value of $925.0 million as of July 11, 2013, the cut-off date LTV ratio is 62.7% with remaining implied equity of $345.0 million.  The most recent financing of the Miracle Mile Shops Property was included in the BACM 2006-1, COMM 2006-C7 and BACM 2006-2 transactions.

The relationship between the holders of Note A-1, Note A-2, Note A-3 and Note A-4 are governed by a co-lender agreement as described under “Description of the Mortgage Pool – Loan Combinations / Split Loan Structures – Miracle Mile Shops Loan Combination” in the accompanying free writing prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan Amount	$580,000,000	100.0%	Loan Payoff/Defeasance	$551,424,876	95.1%
			Reserves	$1,981,705	0.3%
			Closing Costs	$2,575,263	0.4%
			Return of Equity	$24,018,156	3.7%
Total Sources	$580,000,000	100.0%	Total Uses	$580,000,000	100.0%

The Borrower / Sponsor.  The borrower, Boulevard Invest LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsors of the borrower and the nonrecourse carveout guarantors are Michael Fuchs and Aby Rosen, co-founders and principals of RFR Holding LLC, and David Edelstein, founder and principal of Tristar Capital, on a joint and several basis.  The sponsors have owned the Miracle Mile Shops Property since acquiring the asset in December 2003.

RFR Holding LLC (“RFR”) is a Manhattan based, privately controlled real estate investment, development and management company founded in 1991 by Aby Rosen and Michael Fuchs.  RFR owns a portfolio of commercial and residential real estate, including some of New York’s signature office towers, ultra-luxury condominiums, hotels and high-end retail developments such as 375 Park Avenue, 390 Park Avenue, 530 Park Avenue, and the W South Beach Hotels & Residences in Miami, Florida. In 2002, Mr. Rosen was honored by the Landmarks Conservancy with its Chairman’s Award and was recently appointed by the Governor of New York as the Chair of the New York State Council on the Arts.

Tristar Capital (“Tristar”) is a New York City based real estate firm founded by David Edelstein that both develops and invests in commercial and residential properties. Tristar has operated out of New York City for over 25 years and has expanded into additional markets such as South Florida and Las Vegas. Tristar’s most notable projects include the redevelopment of the Lincoln Road pedestrian mall in Miami Beach and, in conjunction with RFR, the W South Beach Hotel & Residences.

The Property.  The Miracle Mile Shops Property consists of a Class A, super regional mall containing 448,835 sq. ft. of total leasable area and an adjacent 11-story parking garage.  Additionally, the Miracle Mile Shops Property contains one freely releasable parcel totaling 52,926 sq. ft. that has been excluded from U/W Base Rent and the Appraised Value (the “Harmon Corridor First Release Parcel”) and an adjacent parcel containing 9,663 sq. ft. that may be released for a release price (the “Harmon Corridor Second Release Parcel”, and together with the Harmon Corridor First Release Parcel, the “Harmon Corridor”), as described below under “Partial Release”.  The Miracle Mile Shops Property has approximately 1,300 linear ft. of frontage along Las Vegas Boulevard at the base of the Planet Hollywood Resort & Casino (“Planet Hollywood”), the 36th largest hotel in the world.  The local area, commonly known as the central portion of the Las Vegas Strip Resort Corridor (the “Las Vegas Strip”), consists of well-established resort casino-hotels, business hotels, apartment complexes and commercial retail buildings.  The Miracle Mile Shops Property has nine public access points including three direct entrances from Planet Hollywood, three sidewalk accessible entrances, one valet parking entrance and two parking structure entrances.  The Miracle Mile Shops Property was originally constructed in 2000 and was repositioned and rebranded by the sponsor following an extensive $130.0 million, four year capital improvement program that began in 2003 and 2004.  The Miracle Mile Shops Property also includes three exterior, state-of-the-art LED video screens located on the north, northwest and southwest exteriors, which aid the overall marketing and visibility of the Miracle Mile Shops Property.  Two pedestrian bridges meet at the corner of Harmon Avenue and Las Vegas Boulevard adjacent to the Miracle Mile Shops Property, creating a consistent source of pedestrian foot traffic.  In addition, the sponsor recently built a double escalator leading from the pedestrian bridge to the southern entrance of the Miracle Mile Shops Property.

The Miracle Mile Shops Property caters to the middle-market customer demographic and is occupied by over 140 tenants, none of which accounts for more than 6.9% of the total collateral sq. ft. National tenants include American Apparel, Billabong, True Religion, Victoria’s Secret, and many first location Las Vegas tenants, including H&M, Lucky Brand Jeans, Steve Madden, Swarovski and Tommy Bahama.  The Miracle Mile Shops Property is among the top five most visited malls in the United States and benefits from an average of over 70,000 daily visitors.

As of July 3, 2013, the Miracle Mile Shops Property was 98.1% occupied based on total collateral sq. ft. In-line tenants less than 10,000 sq. ft. in occupancy that reported sales for a minimum of 12 months, reported annual sales of $868 PSF with an U/W occupancy cost of 16.5% as of June 30, 2013.  In-line tenant sales PSF at the Miracle Mile Shops Property have grown 6.6% from 2010 to the trailing twelve month period ending June 2013 as shown in the table below:

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

Historical Sales(1)(2)
	2010	2011	2012	T-12 6/30/2013
In-line Tenants Sales PSF	$814	$884	$875	$868
(1) Historical Sales are based on historical operating statements provided by the borrower and exclude the Harmon Corridor First Release Parcel.
(2)   In-line tenant sales include all tenants occupying less than 10,000 sq. ft., which have been in occupancy and reported sales for a minimum of 12 months.  Approximately 74.3% of total occupied in-line & temporary tenant sq. ft. have reported sales for at least 12 months.

As of June 30, 2013, 99 comparable tenants reported sales, approximately 92.9% of which reported sales greater than $400 PSF, 48.5% of which reported sales of greater than $800 PSF and 33.3% of which reported sales greater than or equal to $1,000 PSF.

Historical Sales(1)(2)(3)
	2010		2011		2012		T-12 6/30/2013
Sales Summary	# of Tenants	% of Reporting Tenants	# of Tenants	% of Reporting Tenants	# of Tenants	% of Reporting Tenants	# of Tenants	% of Reporting Tenants
$0 - $400 PSF	11	12.4%	8	8.1%	6	6.2%	7	7.1%
$401 - $600 PSF	22	24.7%	23	23.2%	22	22.7%	25	25.3%
$601 - $800 PSF	20	22.5%	19	19.2%	22	22.7%	19	19.2%
$801 - $1,000 PSF	6	6.7%	12	12.1%	12	12.4%	15	15.2%
≥ $1,000 PSF	30	33.7%	37	37.4%	35	36.1%	33	33.3%
(1)	Historical Sales are based on historical operating statements provided by the borrower and exclude the Harmon Corridor First Release Parcel.
(2)	Tenant sales include all tenants in occupancy that have reported sales for a minimum of 12 months.
(3)	Number of reporting tenants included 89 tenants in 2010, 99 tenants in 2011, 97 tenants in 2012 and 99 tenants in T-12 6/30/2013.

During the first five calendar years of the Miracle Mile Shops Loan term, 149,475 sq. ft. (33.3% of NRA) will expire with U/W Base Rents that are approximately 18.9% below the appraisers concluded market rents.

Market Rollover Schedule(1)(2)(3)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	Annual U/W Base Rent PSF(4)	% U/W Base Rent Rolling(4)	Cumulative % of U/W Base Rent(4)	Wtd. Avg. Market Rent PSF	% Below Market	Wtd. Avg. Sales PSF
2013	4	5,586	$90.77	1.3%	1.3%	$160.00	-43.3%	$742.44
2014	3	10,124	$63.08	1.6%	2.9%	$80.45	-21.6%	$486.36
2015	12	51,884	$78.50	10.3%	13.2%	$86.72	-9.5%	$660.33
2016	17	55,314	$74.98	10.5%	23.7%	$93.44	-19.8%	$635.51
2017	14	26,567	$87.37	5.9%	29.6%	$123.33	-29.2%	$807.27
Total / Wtd. Avg.	50	149,475	$78.19	29.6%		$98.03	-18.9%	$674.32
(1)	Based on rent roll as of July 3, 2013 and appraiser’s concluded current market rents with no future growth assumed in the table.
(2)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and are not considered in the lease rollover schedule.
(3)	Excludes the Harmon Corridor First Release Parcel and expiring temporary tenant income.
(4)
Annual U/W Base Rent PSF includes $1,198,780 of contractual rent steps through December 31, 2014 and $848,976 of average rent through the earlier of lease expiration or loan maturity for 21 tenants with TTM sales greater than or equal to $800.00 PSF subject to an underwritten occupancy cost including rent increases capped at 20.0%.

Environmental Matters.  The Phase I environmental report dated July 18, 2013 recommended no further action at the Miracle Mile Shops Property.

Tenancy.  The Miracle Mile Shops Property is a 448,835 sq. ft. super regional mall that is 98.1% occupied by 141 tenants with gross comparable sales of approximately $252.7 million and an underwritten occupancy cost of 16.7%.  Below is a summary of the largest food and beverage and entertainment tenants at the Miracle Mile Shops Property.

V Theater (30,883 sq. ft., 6.9% of NRA, 3.6% of U/W Base Rent) V Theater is an entertainment and dining center operated by producer David Saxe that can accommodate customized events of various capacity, ranging from full concerts to small private banquets. The facility can accommodate groups of 2,000 people with up to 500 in theater-style seating for meetings, shows and speakers. The space is fully equipped with a stage, dramatic lighting and a concert-level sound system. In-house catering is available for all events.  The V Theater’s lease expires December 31, 2018 and had trailing-12 sales as of June 2013 of $416 PSF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

Saxe Theater (22,398 sq. ft., 5.0% of NRA, 2.7% of U/W Base Rent) The Saxe Theater, also operated by producer David Saxe, is one of the premier theatrical venues on the Las Vegas Strip.  Popular shows at the 410-seat theater include VEGAS! The Show (voted the Best Resident Show in Las Vegas in 2012), the BeatleShow! and Nathan Burton’s Comedy Magic.  The Saxe Theater’s lease expires June 30, 2020 and had trailing-12 sales as of June 2013 of $502 PSF.

Playing Field Race & Sports Book (19,647 sq. ft., 4.4% of NRA, 2.2% of U/W Base Rent) The Playing Field Race & Sports Book is the sports and race book area for the Planet Hollywood Casino which contains 33 plasma TVs showing sporting events and a VIP race area where races are displayed daily on two jumbo screens with sound directly from the track. The Playing Field Race & Sports Book has an extensive array of Las Vegas sports book wagering options.  Playing Field Race & Sports Book’s lease expires July 31, 2025.

Cheeseburger Las Vegas (15,940 sq. ft., 3.6% of NRA, 2.4% of U/W Base Rent) Cheeseburger Las Vegas is part of the larger Cheeseburger Restaurants chain which opened its first location in 1989 in Lahaina, Hawaii. Cheeseburger Restaurants employs over 500 staff in 23 locations.  In December 2012, the chain was sold to Luby’s, Inc. which also operates brands such as Fuddruckers, Luby’s Cafeteria and Koo Koo Roo.  Cheeseburger Las Vegas’ lease expires October 31, 2016 and had trailing-12 sales as of June 2013 of $276 PSF.

PBR Rock Bar (13,694 sq. ft., 3.1% of NRA, 5.5% of U/W Base Rent) PBR Rock Bar is a 13,694 sq. ft. themed restaurant and bar offering American cuisine centered around a mechanical bull with a 3,000 sq. ft. outdoor patio.  PBR Rock Bar also includes a private dining room, lounge, four bars and a stage for live entertainment.  PBR Rock Bar’s lease expires July 31, 2020 and had trailing-12 sales as of June 2013 of $1,086 PSF.

Cabo Wabo (11,457 sq. ft., 2.6% of NRA, 4.8% of U/W Base Rent) Cabo Wabo is an 11,457 sq. ft. Mexican-themed cantina providing live entertainment originally developed by Sammy Hagar in 1990 in Cabo San Lucas, Mexico.  Cabo Wabo at the Miracle Mile Shops Property is one of four locations including Cabo San Lucas, Mexico, Lake Tahoe, Nevada and Hollywood, California.  Cabo Wabo’s lease expires June 30, 2024 and had trailing-12 sales as of June 2013 of $1,239 PSF.

The Market.  The Miracle Mile Shops Property is strategically located along the central portion of the Las Vegas Strip within a highly trafficked and densely populated area.  The Miracle Mile Shops Property is immediately surrounded by over 19,000 hotel rooms and has a reported average traffic count of over 65,000 cars per day along the Las Vegas Strip.  The primary economic drivers in Las Vegas have long been tourism and gaming, which feed the service industries, especially retail and dining. Between 2002 and 2012, Las Vegas averaged 2.6% annual growth in its Gross Metro Product (“GMP”), higher than the average annual Gross Domestic Product (“GDP”) growth of 1.6% exhibited by the U.S. over the same time period.  Visitor volumes have surpassed the pre-recessionary high 2007 levels reaching 39.7 million visitors in 2012, which is equivalent to a 2.95% average annual growth rate since 1990, with visitor shopping also increasing to $149 per trip, the most reported since 2005.

The appraiser analyzed a set of five competitive retail properties along the Las Vegas Strip with occupancies ranging from 85.0% to 99.0% and an average occupancy of 93.0%.  The appraiser’s competitive set compared to the Miracle Mile Shops Property is detailed below:

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

Competitive Set (1)
Name	Miracle Mile Shops Property	Crystals at CityCenter	Forum Shops at Caesars	Grand Canal Shoppes	The Shoppes at The Palazzo	Fashion Show Mall
Distance from Subject	NAP	Adjacent	0.6 miles	1.0 miles	1.0 miles	1.2 miles
Property Type	Super Regional Mall	Fashion/Specialty Center	Fashion/Specialty Center	Fashion/Specialty Center	Fashion/Specialty Center	Super Regional Center
Year Built / Renovated	2000 / 2007-08	2009 / NAV	1992 / 1997, 2004	1999	2007	1981 / 1993,2002-03

Total Occupancy	98.1%	85%	99%	97%	90%	92%

Rent (Sq. Ft.)	$80.00 - $100.00	$90.00 - $120.00	$100.00 - $125.00	$85.00 - $110.00	$80.00 - $100.00	$80.00 - $95.00

Total Size (Sq. Ft.)	448,835	360,000	650,000	500,000	315,000	1,890,000

Anchors / Major Tenants	V Theater, Saxe Theater, Gap, Urban Outfitters	Louis Vuitton, Gucci, Prada, Tiffany’s, Cartier	Apple, Victoria’s Secret, Cartier, Cheesecake Factory	Barneys, Madame Tussaud, Tao Night Club, Sephora	Burberry, Christian Louboutin, Jimmy Choo, Table 10, SushiSamba	Neiman Marcus, Dillard’s, Macy’s, Saks, Forever 21, Bloomingdales
(1)     Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis(1)
	2010	2011	2012	T-12 6/30/2013	U/W	U/W PSF
Base Rent(2)	$30,920,107	$34,549,972	$36,419,540	$36,904,495	$39,519,312	$88.05
Value of Vacant Space	0	0	0	0	1,700,400	3.79
Gross Potential Rent	$30,920,107	$34,549,972	$36,419,540	$36,904,495	$41,219,712	$91.84
Total Recoveries	15,939,514	16,247,546	16,001,245	15,988,174	15,497,943	34.53
Total % Rents	1,532,728	1,633,459	1,077,265	812,225	673,495	1.50
Total Other Income(3)	9,876,117	10,678,733	10,632,485	12,045,944	12,159,551	27.09
Less: Vacancy & Credit Loss(4)	(413,783)	(85,144)	(322,623)	(91,556)	(2,374,935)	(5.29)
Effective Gross Income	$57,854,683	$63,024,566	$63,807,912	$65,659,282	$67,175,766	$149.67
Total Operating Expenses(5)	20,014,709	21,155,521	20,163,669	19,757,604	18,739,813	41.75
Net Operating Income	$37,839,974	$41,869,045	$43,644,243	$45,901,678	$48,435,953	$107.91
TI/LC	0	0	0	0	673,253	1.50
Capital Expenditures	0	0	0	0	89,767	0.20
Net Cash Flow	$37,839,974	$41,869,045	$43,644,243	$45,901,678	$47,672,934	$106.21
Average Annual Rent PSF(6)	$68.89	$76.98	$81.14	$82.22
(1)
Historical cash flows include income and expenses generated by the Harmon Corridor First Release Parcel.  The Harmon Corridor First Release Parcel is freely releasable and has been excluded from the appraised value and underwriting.

(2)
Annual U/W Base Rent PSF includes $1,198,780 of contractual rent steps through December 31, 2014 and $848,976 of average contractual rent through the earlier of lease expiration or loan maturity for 21 tenants with TTM sales greater than or equal to $800.00 PSF subject to an underwritten occupancy cost including rent increases capped at 20.0%.  The increase in NOI from T-12 to U/W is primarily the result of contractual rent steps, average rent and recent leasing activity, including Shoe Palace, Meatball Spot, and Tervis, which combined account for approximately $620,480 of base rent.

(3)	Other Income includes temporary tenant income, parking, cart/kiosk income, storage rent, signage, vending and other miscellaneous income.
(4)
U/W based on a Vacancy & Credit Loss of 4.0% of gross revenue, in-line with the appraiser’s concluded vacancy and credit loss of 4.0%.  Historical Vacancy & Credit Loss represents bad debt.  The Miracle Mile Shops Property is currently 98.1% occupied.

(5)
Historical Total Operating Expenses exclude in-house leasing staff costs of $390,364 in 2010, $454,038 in 2011, $468,013 in 2012 and $461,094 in T-12 6/30/2013 paid in-lieu of third party leasing commissions.

(6)
Average effective annual base rent PSF was $68.89 in 2010, $76.98 in 2011, $81.14 in 2012 and $82.22 in T-12 6/30/2013 per historical operating statements and occupancy rates provided by the borrower. The current in-place average effective annual base rent PSF is $83.49, approximately 14.5% below the appraiser’s concluded weighted average market rent of $97.68.

Property Management.  The Miracle Mile Shops Property is managed by RFR Realty LLC and Tristar Management, LLC, affiliates of the sponsors.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

Lockbox / Cash Management.    The Miracle Mile Shops Loan is structured with a hard lockbox and in-place cash management.

All excess cash will be swept upon (i) an event of default beyond notice and cure or an event of default beyond notice and cure under any permitted mezzanine loan or if (ii) (x) during years one through five of the Miracle Mile Shops Loan term the Actual DSCR (as defined below) falls below 1.30x for the trailing twelve month period or (y) during years six through ten of the Miracle Mile Shops Loan term the Actual DSCR falls below 1.15x for the trailing twelve month period.

“Actual DSCR” shall mean the ratio of underwritable net cash flow to the aggregate amount of debt service due, including any outstanding mezzanine loan debt service, for the preceding twelve month period.

Initial Reserves.    At closing, the borrower deposited (i) $508,750 into a tax reserve account, (ii) $162,000 into a required repairs reserve for an upgrade of the fire/life safety system and (iii) $1,310,955 into a TI/LC reserve for outstanding tenant improvements, renovations and leasing commissions associated with recent leasing.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $169,583, into a monthly tax reserve account, (ii) $7,481 into a capital expenditure account and (iii) $56,104 into a TI/LC reserve account.

If the Miracle Mile Shops Property is no longer covered under a blanket insurance policy acceptable to the lender, the borrower will be required to deposit 1/12 of the estimated annual insurance premiums into a monthly insurance reserve account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Mezzanine debt is permitted in an amount not to exceed $100.0 million, provided, among other things, (i) the combined LTV ratio is less than or equal to 65.0%, (ii) the combined debt yield is greater than or equal to 7.925% and (iii) the combined DSCR is greater than or equal to 1.20x.

Partial Release.    The Miracle Mile Shops Loan permits, at any time, the borrower to obtain the release of the Harmon Corridor First Release Parcel, provided, among other things, the release is in compliance with the REMIC requirements.  The borrower has delivered notice requesting the release of the Harmon Corridor First Release Parcel.  In addition, the borrower may obtain the release, at any time, of the Harmon Corridor Second Release Parcel, provided, among other things, (i) the borrower pays lender a release price of $6.2 million together with any interest accrued and unpaid on such amount and the yield maintenance premium with respect to such release price and (ii) the release is in compliance with the REMIC requirements. Current tenants at the Harmon Corridor First Release Parcel are DB’s Pool & Pong Hall and Todai Sushi & Seafood Buffet, which have been excluded from the U/W net cash flow.  The current tenant at the Harmon Corridor Second Release Parcel is Pampas Churrascaria, which leases 9,663 sq. ft. or 2.2% of NRA.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

NORTHWIND CENTRAL PLANT
11 FLOOR PARKING STRUCTURE
Hilton Grand Vacations
ELARA
THEATER FOR PERFORMING ARTS
RESORT & CASINO
LAS VEGAS BOULEVARD
HARMON AVE
SEPHORA
GAP
H&M
LOFT
bebe
ALDO
$0 - $399
$400 - $599
$600 - $799
$800 - $999
$1000 +
Sales NAV
First Release Parcel
Second Release Parcel
Non-Collateral
Vacant

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

Las Vegas
Elkhorn
Los Prados
North Las Vegas
Sun City
Desert Shores
Summerlin
Sunrise Manor
Fremont Street
The Strip
UNLV
Spring Valley
Paradise
Whitney
Sovana
Rhodes Ranch
Enterprise
Green Valley North
Henderson
Silverado Ranch
Desert Inn Rd
Encore Las Vegas
Las Vegas Plaza (future)
Fashion Show Mall
Wynn Esplanade
Wynn Las Vegas
Wynn Las Vegas Golf Club
Renaissance Hotel
Best Western Mardi Gras
Embassy Suites
Industrial Rd
Las Vegas Blvd
Treasure Island
Palazzo
Mirage Hotel & Casino
Venetian
Sands Expo and Convention Center
Casino Royale
Forum Shops at Caesars
Harrah's
Imperial Palace
Las Vegas
Fairfield Inn
Rio Suites
Colosseum
La Quinta Inn
Caesars Palace
Flamingo Hilton
The Meridian
Westin
Candlewood Hotel
Flamingo Rd
Valley View Blvd
Via Bellagio
Bally's
Bellagio
Paris
Super 8
Atrium Suites
Miracle Mile Shops
3663 Las Vegas Boulevard South
Las Vegas, NV 89109
Planet Hollywood
Vdara Hotel & Spa
Cosmopolitan
Las Vegas Blvd South
Paradise Rd
Hard Rock Hotel & Casino
Harmon Corner
Crystals at City Center
Harmon Ave
Aria Resort & Casino
Veer Towers
Harley Davidson Cafe
Marriott Grand Chateau
Fairfield Inn
St Tropez
Polo Towers
Residences @ Mgm Grand
Alexis Park
Madarin Oriental
Aria Convention Center
Monte Carlo
Hawaiian Marketplace
Grand Garden Arena
Conference Center
Las Vegas Freeway
MGM Shops
Showcase Mall
New York New York
MGM Grand
Tropicana Ave
Hooters
Excalibur
Tropicana
Reno Ave
Giles St
Luxor
W Hacienda Ave
Mandalay Place
The Hotel
Mandalay Bay
McCarran International Airport
Events Hall
North Conv Center
Four Seasons
Shark Reef
South Convention Center
Las Vegas
Property Types
Hotel
Casino
Retail
Cultural & Entertainment
Civic & Institutional
Office
Industrial
Residential
Parking
Pedestrian Walkways
Monorail & Stations
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1055, 1205 and 1235 Westlakes Drive Berwyn, PA 19312	Collateral Asset Summary – Loan No. 3 Westlakes	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 74.3% 1.32x 9.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1055, 1205 and 1235 Westlakes Drive Berwyn, PA 19312	Collateral Asset Summary – Loan No. 3 Westlakes	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 74.3% 1.32x 9.2%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Suburban Office
Sponsor:	Keystone Property Fund III, L.P.;			Collateral:	Fee Simple
	Keystone Property Fund III A, L.P.			Location:	Berwyn, PA
Borrower:	Westlakes KPG III, LLC; Westlakes			Year Built / Renovated:	1986-1990 / NAP
	Land KPG III, LLC			Total Sq. Ft.:	447,546
Original Balance:	$68,000,000			Property Management:	Keystone Property Group, L.P.
Cut-off Date Balance:	$68,000,000			Underwritten NOI:	$6,229,551
% by Initial UPB:	5.7%			Underwritten NCF:	$5,833,366
Interest Rate:	5.1100%			“As-Is” Appraised Value(3):	$85,000,000
Payment Date:	6th of each month			“As-Is” Appraisal Date:	July 16, 2013
First Payment Date:	October 6, 2013			“As Stabilized” Appraised Value(5):	$91,900,000
Maturity Date:	September 6, 2023			“As Stabilized” Appraisal Date(5):	July 1, 2014
Amortization:	Interest only for first 36 months; 360
	months thereafter			Historical NOI
Additional Debt:	None			Most Recent NOI:	$6,182,774 (T-12 July 31, 2013)
Call Protection(1):	L(26), D(90), O(4)			2012 NOI:	$6,078,818 (December 31, 2012)
Lockbox / Cash Management:	Hard / In Place			2011 NOI:	$6,923,980 (December 31, 2011)
				2010 NOI:	$8,005,274 (December 31, 2010)
Reserves(2)
	Initial		Monthly	Historical Occupancy
Taxes:	$85,479		$85,479	Current Occupancy:	80.9% (August 5, 2013)
Insurance:	$0		Springing	2012 Occupancy:	94.3% (December 31, 2012)
Replacement:	$2,540,000		$10,443	2011 Occupancy:	93.5% (December 31, 2011)
TI/LC:	$371,998		$27,972	2010 Occupancy:	91.7% (December 31, 2010)
Future Leasing(3) :	$4,882,679		$0
(1)   Partial release is permitted. See “Partial Release” herein.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   The Cut-off Date LTV calculation is based on the “As-Is” Appraised Value and the mortgage loan balance net of approximately $4.9 million of the upfront future leasing reserve which will be used for future tenant improvements and leasing commissions. Based on the Cut-off Date Balance of $68.0 million, the Cut-off Date LTV is 80.0%.
(4)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.77x and 1.66x, respectively.
(5)   The “As Stabilized” LTV ratio calculated net of approximately $4.9 million as described in footnote 3 above is 68.7% based on stabilized occupancy of 90.0%. Based on the Cut-off Date Balance of $68.0 million, the “As Stabilized” LTV ratio is 74.0%.

Rent Concession:	$1,092,084		$0
Additional Rent Concession:	$0		Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$152
Balloon Balance / Sq. Ft.:		$135
Cut-off Date LTV(3):		74.3%
Balloon LTV:		71.0%
Underwritten NOI DSCR(4):		1.40x
Underwritten NCF DSCR(4):		1.32x
Underwritten NOI Debt Yield:		9.2%
Underwritten NCF Debt Yield:		8.6%
Underwritten NOI Debt Yield at Balloon:		10.3%
Underwritten NCF Debt Yield at Balloon:		9.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1055, 1205 and 1235 Westlakes Drive Berwyn, PA 19312	Collateral Asset Summary – Loan No. 3 Westlakes	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 74.3% 1.32x 9.2%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Turner Investment Partners	NR/NR/NR	39,644(2)	8.9%	$27.50	11.8%	2/28/2017(3)
Ratner & Prestia	NR/NR/NR	33,651	7.5%	$23.50	8.6%	8/31/2016(4)
Brinker Capital	NR/NR/NR	32,469	7.3%	$25.90	9.1%	3/31/2017(5)
PNC Bank	A+/A3/A-	30,426	6.8%	$27.00	8.9%	1/31/2020
Regus Business Centre	NR/NR/NR	30,121	6.7%	$25.00	8.1%	4/30/2017(6)
Total Major Tenants		166,311	37.2%	$25.83	46.5%
Remaining Tenants		195,830	43.7%	$25.25	53.5%
Total Occupied Collateral		362,141	80.9%	$25.52	100.0%
Vacant		85,405	19.1%
Total		447,546	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Does not include 325 sq. ft. of space that Turner Investment Partners leases on a month-to-month basis.
(3)
Turner Investment Partners has the option to terminate its lease on December 31, 2013, December 31, 2014 or December 31, 2015 with 12 months prior notice and payment of a termination fee equal to one month of fixed base rent.

(4)	Ratner & Prestia has two five-year renewal options with notice given on or before August 31, 2015 at 95% of fair market rent and no termination options.
(5)
Brinker Capital has one five-year renewal option with at least nine months prior notice (but no more than 12 months) at 95% of fair market rent and has the option to terminate its lease on either July 31, 2014 or July 31, 2015 with 12 months prior notice and payment of a termination fee equal to outstanding unamortized construction costs and leasing commissions at 8% interest per annum.

(6)	Regus Business Centre has two five-year renewal options with 12 months prior notice at 95% fair market rent.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	8	22,040	4.9%	22,040	4.9%	$24.94	5.9%	5.9%
2014	8	23,734	5.3%	45,774	10.2%	$23.44	6.0%	12.0%
2015	5	16,741	3.7%	62,515	14.0%	$26.84	4.9%	16.8%
2016	6	64,609	14.4%	127,124	28.4%	$25.70	18.0%	34.8%
2017	14	162,373	36.3%	289,497	64.7%	$26.08	45.8%	80.6%
2018	6	22,244	5.0%	311,741	69.7%	$22.96	5.5%	86.2%
2019	0	0	0.0%	311,741	69.7%	$0.00	0.0%	86.2%
2020	5	50,175	11.2%	361,916	80.9%	$25.49	13.8%	100.0%
2021	0	0	0.0%	361,916	80.9%	$0.00	0.0%	100.0%
2022	0	0	0.0%	361,916	80.9%	$0.00	0.0%	100.0%
2023	0	0	0.0%	361,916	80.9%	$0.00	0.0%	100.0%
Thereafter	2	225	0.1%	362,141	80.9%	$0.00	0.0%	100.0%
Vacant	NAP	85,405	19.1%	447,546	100.0%	NAP	NAP
Total / Wtd. Avg.	54	447,546	100.0%			$25.52	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1055, 1205 and 1235 Westlakes Drive Berwyn, PA 19312	Collateral Asset Summary – Loan No. 3 Westlakes	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 74.3% 1.32x 9.2%

The Loan.    The Westlakes loan (the “Westlakes Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in four Class A, suburban office buildings totaling 447,546 sq. ft. located at 1000, 1055, 1205 and 1235 Westlakes Drive in Berwyn, Pennsylvania (the “Westlakes Property”) and has an original principal balance of $68.0 million. The Westlakes Loan has a 10-year term and amortizes on a 30-year amortization schedule after an initial three-year interest only period. The Westlakes Loan accrues interest at a fixed rate equal to 5.1100% and has a cut-off date balance of $68.0 million. Loan proceeds, along with approximately $17.8 million in equity from the sponsors, were used to acquire the Westlakes Property for approximately $74.4 million, fund upfront reserves of approximately $9.0 million and pay closing costs of approximately $2.4 million. Based on an “as-is” appraised value of $85.0 million as of July 16, 2013, the cut-off date LTV ratio is 74.3%, net of approximately $4.9 million reserved at closing for future tenant improvements and leasing commissions. Based on an “as stabilized” appraised value of $91.9 million as of July 1, 2014, the “as stabilized” LTV ratio is 68.7%, net of approximately $4.9 million reserved at closing for future tenant improvements and leasing commissions. The most recent prior financing of the Westlakes Property was not included in a securitization.

The acquisition of the Westlakes Property was part of Keystone Property Group, L.P.’s greater $233.0 million acquisition of Mack-Cali Property Trust’s Philadelphia 1.7 million sq. ft. office portfolio. The Westlakes Property’s approximately $74.4 million allocated purchase price, along with closing costs and tenant improvement, leasing commission and rent abatement reserves, resulted in total transaction costs of approximately $85.8 million or a loan-to-cost ratio of 79.3%. Mack-Cali Property Trust will continue to retain a 50% ownership interest in the Westlakes Property.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$68,000,000	79.3%	Purchase Price	$74,435,000	86.8%
Sponsor Equity	$17,797,238	20.7%	Accretive Leasing Reserve	$4,882,679	5.7%
			Replacement Reserve	$2,540,000	3.0%
			Rent Concession Reserve	$1,092,084	1.3%
			Other Reserves	$457,477	0.5%
			Closing Costs	$2,389,998	2.8%
Total Sources	$85,797,238	100.0%	Total Uses	$85,797,238	100.0%

The Borrower / Sponsor.    The borrowers, Westlakes KPG III, LLC (the “Westlakes Property Borrower”) and Westlakes Land KPG III, LLC (the “Westlakes Land Borrower”), are each a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsors of the borrower and the nonrecourse carve-out guarantors Keystone Property Fund III, L.P. and Keystone Property Fund III A, L.P., on a joint and several basis, both of which are owned and operated by Keystone Property Group, L.P.

Headquartered in Bala Cynwyd, Pennsylvania, Keystone Property Group, L.P. (“Keystone”) is a fully integrated commercial real estate operator, fund investor and developer. Keystone acquires, develops, leases and manages commercial real estate properties, including office, flex and industrial spaces in major markets throughout the United States. Keystone has a long track record encompassing 41 projects, approximately 7.0 million sq. ft. and approximately $881 million in total project capitalization. William Glazer founded Keystone in 1990 and currently serves as the company’s President and CEO. Marc Rash partnered with William Glazer in 1994 and currently serves as Keystone’s Executive Vice President.

The Westlakes Property was previously owned by Cali Realty Associates which purchased the property in 1997 for $72.5 million.

The Property.    The Westlakes Property consists of four three- and four-story Class A suburban office buildings totaling 447,546 sq. ft. located at 1000, 1055, 1025 and 1235 Westlakes Drive in Berwyn, Pennsylvania approximately 25 miles northwest of Center City Philadelphia. Constructed in phases from 1986 through 1990, the Westlakes Property is located adjacent to Route 202 which provides direct linkage to the Schuylkill Expressway (Route 76) and the Pennsylvania Turnpike (Route 276). The Pennsylvania Turnpike provides access to I-95 via the Route 476 interchange approximately three miles east of the Westlakes Property in Conshohocken.

As of August 5, 2013, the Westlakes Property was 80.9% occupied by 44 tenants with no tenant occupying more than 8.9% of the total net rentable area. Surface parking provides 1,413 parking spots for a parking ratio of 3.2 spaces per 1,000 sq. ft. At closing, the borrowers reserved $2.54 million for improvements to tenant spaces and lobbies at the Westlakes Property, as detailed in the subsequent table.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1055, 1205 and 1235 Westlakes Drive Berwyn, PA 19312	Collateral Asset Summary – Loan No. 3 Westlakes	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 74.3% 1.32x 9.2%

Summary of Planned Capital Expenditures
Improvement Project	Total Cost
Parking Lot Resurfacing	$500,000
Lobby Upgrades and New Furniture	$400,000
Redo Entrance Walkways	$250,000
New Roof	$205,000
ADA Bathrooms	$200,000
New Park Signage	$200,000
Contingency	$200,000
Bathroom Upgrades	$180,000
Common Area Upgrades	$125,000
Power Wash Exteriors	$80,000
Gym and Amenity Upgrades	$75,000
New Fire Panel	$70,000
Caulking & Elevator Cab	$55,000
Total	$2,540,000

Environmental Matters.    The Phase I environmental report dated July 23, 2013 recommended no further action at the Westlakes Property.

Major Tenants.

Turner Investment Partners (39,644 sq. ft., 8.9% of NRA, 11.8% of U/W Base Rent) Founded in 1990 and headquartered at the 1205 Westlakes Drive building, Turner Investment Partners (“Turner”) is an independently-owned and managed investment management company. As of June 30, 2013, Turner has approximately $8.9 billion of investments under management.

Turner’s initial lease commenced in April 2001 with 12,270 sq. ft. of first floor space at the 1205 Westlakes Drive building. Since 2001, Turner has expanded its space and currently leases 39,644 sq. ft. at the 1205 Westlakes Drive building through February 28, 2017. Turner has the option to terminate its lease on December 31, 2013, December 31, 2014 or December 31, 2015 with 12 months prior notice and payment of a termination fee equal to one month of fixed basic rent.

Ratner & Prestia (33,651 sq. ft., 7.5% of NRA, 8.6% of U/W Base Rent) Founded in 1981, Ratner & Prestia is a law firm specialized in intellectual property counseling. In addition to its space at the 1235 Westlakes Drive building, Ratner & Prestia has offices in Wilmington, Delaware and Washington, DC. Each year, Ratner & Prestia files and prosecutes an average of 700 United States patents and 400 foreign patent applications.

Ratner & Prestia’s initial lease commenced in July 1996 with 18,439 sq. ft. of space at the 1235 Westlakes Drive building. Since 1996, Ratner & Prestia has expanded its space and currently leases 33,651 sq. ft. at the 1235 Westlakes Drive building through August 31, 2016. Ratner & Prestia has two five-year renewal options with notice given on or before August 31, 2015 at 95% of fair market rent and no termination options.

Brinker Capital (32,469 sq. ft., 7.3% of NRA, 9.1% of U/W Base Rent) Founded in 1987 by Charles Widger, Brinker Capital is an investment management firm that provides customized investment products and services for financial advisors and their clients. Clients include high net worth individuals, employers, institutions, endowments and foundations.

Brinker Capital’s initial lease commenced in March 2005 with 19,600 sq. ft. of space at the 1055 Westlakes Drive building. Since 2005, Brinker Capital has expanded its space and currently leases 32,469 sq. ft. at the 1055 Westlakes Drive building through March 31, 2017. Brinker Capital has one five-year renewal option with at least nine months prior notice (but no more than 12 months) at 95% of fair market rent. Brinker Capital has a termination option on either July 31, 2014 or July 31, 2015 with 12 months prior notice and payment of a termination fee equal to outstanding unamortized construction costs and leasing commissions at 8% interest per annum.

The Market.    Berwyn, Pennsylvania is located within Chester County approximately 25 miles northwest of Center City Philadelphia and part of the greater Delaware Valley, which is home to the headquarters of 12 Fortune 500 companies. Philadelphia is home to the Philadelphia Stock Exchange and companies such as Comcast, Colonial Penn, Sunoco, Aramark Wyeth, GlaxoSmithKline, Boeing Rotorcraft Systems, and Pep Boys, among others.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1055, 1205 and 1235 Westlakes Drive Berwyn, PA 19312	Collateral Asset Summary – Loan No. 3 Westlakes	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 74.3% 1.32x 9.2%

Philadelphia is served by the Southeastern Pennsylvania Transportation Authority (“SEPTA”) which operates buses, trains and trolleys throughout Philadelphia and to the surrounding suburban counties of Bucks, Chester, Delaware and Montgomery in Pennsylvania, Mercer County in New Jersey and New Castle County in Delaware. SEPTA provides direct rail service to Philadelphia International Airport, the third largest hub and primary international hub of US Airways. Philadelphia’s 30th Street Station provides train service via Amtrak, SEPTA and New Jersey Transit. The 30th Street Station is Amtrak’s third busiest station and offers access to Northeast Corridor, providing connection between Boston and Washington, and to the Keystone Corridor, providing connection to Harrisburg and Pittsburgh.

The Westlakes Property is located in the Philadelphia office market specifically within the King of Prussia/Wayne office submarket. As of Q2 2013, Class A office inventory totaled approximately 127.4 million sq. ft. for the market and approximately 8.6 million sq. ft. for the submarket. Over the same period, vacancy for Class A office buildings was 12.3% for the overall market and 14.0% for the submarket and average asking rents were $24.99 PSF and $26.36 PSF for the market and submarket, respectively.

The appraiser identified six comparable office tenants, which are presented in the subsequent chart. The appraiser determined market rent for the Westlakes Property to be $26.00 PSF.

Lease Comparables(1)
Property	Tenant	Location	Year Built	Lease Area (Sq. Ft.)	Base Rent	Lease Term (yrs)
Westlakes Property	Various	Berwyn, PA	1986-1990	447,546	$25.52	6.8
3809 West Chester Pike	Compliance Implementation Services	Newtown, PA	1980	17,271	$24.00	8.8
Chesterbrook Corporate Center	Auxilium Pharmaceuticals, Inc.	Wayne, PA	1988	74,516	$24.50	10.5
Devon Square	Blue Golf	Wayne, PA	1984	4,934	$25.50	5.0
Valley Forge Office Center	URE Philadelphia	Wayne, PA	2008	2,041	$28.00	5.3
Valley Forge Office Center	High Tower Holding, LLC	Wayne, PA	2008	3,229	$29.00	5.3
Valley Forge Office Center	Quad 656	Wayne, PA	2008	7,010	$29.00	6.3
(1)	Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 7/31/2013	U/W	U/W PSF
Base Rent(1)	$9,613,662	$9,051,914	$9,176,077	$9,375,377	$20.95
Value of Vacant Space	0	0	0	2,220,530	4.96
Gross Potential Rent	$9,613,662	$9,051,914	$9,176,077	$11,595,907	$25.91
Total Recoveries	1,398,006	1,149,463	1,122,634	957,809	2.14
Total Other Income	282,982	20,631	28,730	26,108	0.06
Less: Vacancy(2)	0	0	0	(2,220,530)	(4.96)
Effective Gross Income	$11,294,650	$10,222,008	$10,327,441	$10,359,294	$23.15
Total Operating Expenses	4,370,670	4,143,190	4,144,667	4,129,744	9.23
Net Operating Income	$6,923,980	$6,078,818	$6,182,774	$6,229,551	$13.92
TI/LC	0	0	0	270,872	0.61
Capital Expenditures	0	0	0	125,313	0.28
Net Cash Flow	$6,923,980	$6,078,818	$6,182,774	$5,833,366	$13.03

(1)	U/W Base Rent includes $134,746 in contractual step rent through August 2014.
(2)	U/W Vacancy represents 17.7% of gross income.

Property Management.    The Westlakes Property is managed by Keystone Property Group, L.P., a borrower affiliate.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1055, 1205 and 1235 Westlakes Drive Berwyn, PA 19312	Collateral Asset Summary – Loan No. 3 Westlakes	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 74.3% 1.32x 9.2%

Lockbox / Cash Management.    The Westlakes Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the Westlakes Loan documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default, (ii) if there exists a Low Debt Service Period (as defined herein) or (iii) if there exists an Additional Rent Concession Trigger Period (as defined herein).

A “Low Debt Service Period” commences if the debt service coverage ratio, as determined by lender, is less than 1.20x and ends if the debt service coverage ratio, as determined by lender, is at least 1.25x for two consecutive quarters.

An “Additional Rent Concession Trigger Period” will commence upon the borrowers’ failure to deposit the amount of then outstanding rent concessions upon the occurrence of an Additional Rent Concession Deposit Event (as defined herein). An “Additional Rent Concession Deposit Event” will occur upon the lender’s notice to the borrowers that as of September 30th of 2015, 2016, 2017 or 2018 the DSCR is less than 1.26x.

Initial Reserves.    At closing, the borrowers deposited (i) $85,479 into a tax reserve account, (ii) $5,254,677 into the TI/LC reserve, $371,998 of which was reserved for outstanding tenant improvements and leasing commissions and $4,882,679 of which was reserved for future tenant improvements and leasing commissions, (iii) $2,540,000 into a replacement reserve for improvements to tenant spaces and lobbies of the Westlakes Property and (iv) $1,092,084 into a reserve providing rent concessions for certain tenants at the Westlakes Property as described in the Westlakes Loan documents.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $85,479, into a tax reserve account, (ii) into a TI/LC reserve account (a) $27,972 through September 6, 2016, (b) $41,025 from October 6, 2016 through September 6, 2020 and (c) $44,755 from October 6, 2020 through the maturity date of the Westlakes Loan and (iii) $10,443 into a capital expenditure account. The borrowers will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.  Additionally, upon the occurrence of an Additional Rent Concession Deposit Trigger Period, the borrowers are required to deposit into a rent concession reserve account the amount of outstanding rent concessions to simulate the payment of full rent.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.    The Westlakes Property Borrower may obtain the release of the Westlakes Land Borrower and a certain vacant parcel of land (as described in the Westlakes Loan documents) subject to, among other things, satisfaction of REMIC requirements. The value of such vacant parcel of land was not included in the appraised value of the Westlakes Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1055, 1205 and 1235 Westlakes Drive Berwyn, PA 19312	Collateral Asset Summary – Loan No. 3 Westlakes	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 74.3% 1.32x 9.2%

ROUTE 202
1235 Westlakes Drive
1205 Westlakes Drive
WESTLAKES DRIVE
1055 Westlakes Drive
SWEDESFORD ROAD
1000 Westlakes Drive
ROUTE 252

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1055, 1205 and 1235 Westlakes Drive Berwyn, PA 19312	Collateral Asset Summary – Loan No. 3 Westlakes	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 74.3% 1.32x 9.2%

CARTIFACT
King of Prussia
Valley Forge Center
King Of Prussia Plaza
Valley Forge Memorial Gardens
Univ Of Penn Graduate School
Valley Forge National Historic Park
Phoenixville Country Club
Chesterbrook
Gateway Shopping Center
Chesterbrook Village Center
Chesterbrook Corporate Center
Swedesford Plaza Shopping Center
Westlakes
1000, 1055, 1205 and 1235 Westlakes Drive
Berwyn, PA 19312
Cabrini College
Paoli
Berwyn Shopping Center
Paoli Shopping Center
Berwyn
Wayne
SEPTA
Waynesborough Country Club
White Manor Country Club
Newtown Square Shopping Center
Newton Square
Delaware County Community College
Lawrence Park Shopping Center
Saint Peter and Paul Cemetery
Marple Crossroads
Edgmont Country Club
Ridley Creek State Park
Springton Reservoir
Philadelphia
Wilmington

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

7804 Abercorn Street Savannah, GA 31406	Collateral Asset Summary – Loan No. 4 Oglethorpe Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 63.4% 1.75x 10.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7804 Abercorn Street Savannah, GA 31406	Collateral Asset Summary – Loan No. 4 Oglethorpe Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 63.4% 1.75x 10.5%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Super Regional Mall
Sponsor:	GGPLP Real Estate, Inc.			Collateral:	Fee Simple
Borrower:	Oglethorpe Mall L.L.C.			Location:	Savannah, GA
Original Balance(1):	$60,000,000			Year Built / Renovated:	1969 / 2002
Cut-off Date Balance(1):	$60,000,000			Total Sq. Ft.:	942,726
% by Initial UPB:	5.0%			Total Collateral Sq. Ft.(7):	626,966
Interest Rate:	3.9000%			Property Management:	Self-managed
Payment Date:	1st of each month			Underwritten NOI:	$15,720,877
First Payment Date:	August 1, 2013			Underwritten NCF:	$14,876,736
Maturity Date:	July 1, 2023			Appraised Value:	$236,500,000
Amortization:	Interest only for first 60 months, 360			Appraisal Date:	June 9, 2013
	months thereafter
Additional Debt(2):	$90,000,000 Pari Passu Debt; Future			Historical NOI
	Mezzanine Debt Permitted			Most Recent NOI:	$14,840,310 (T-12 June 30, 2013)
Call Protection(3):	L(28), D(88), O(4)			2012 NOI:	$14,469,634 (December 31, 2012)
Lockbox / Cash Management:	Hard / Springing			2011 NOI:	$13,821,058 (December 31, 2011)
				2010 NOI:	$13,055,795 (December 31, 2010)
Reserves(4)
	Initial		Monthly	Historical Occupancy(8)
Taxes:	$0		Springing	Current Occupancy:	95.2% (July 31, 2013)
Insurance:	$0		Springing	2012 Occupancy:	97.3% (December 31, 2012)
Replacement:	$0		Springing	2011 Occupancy:	96.2% (December 31, 2011)
TI/LC:	$112,500		Springing	2010 Occupancy:	95.4% (December 31, 2010)

(1)   The Original Balance and Cut-off Date Balance of $60.0 million represent the non-controlling Note A-2 of the $150.0 million Oglethorpe Mall Loan Combination evidenced by two pari passu notes. The pari passu companion loan is also comprised of the controlling Note A-1, with an original principal balance of $90.0 million, which was included in the COMM 2013-CCRE11 transaction.
(2)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)   See “Partial Release” herein.
(4)   See “Initial Reserves” and “Ongoing Reserves” herein.
(5)   Based on Total Collateral Sq. Ft. of 626,966 sq. ft.
(6)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.65x and 2.51x, respectively.
(7)   Excludes Belk and Sears, which are not part of the collateral.
(8)   Current Occupancy and Historical Occupancy are based on Total Collateral Sq. Ft.

Financial Information
Cut-off Date Balance / Sq. Ft.(5):		$239
Balloon Balance / Sq. Ft.(5):		$217
Cut-off Date LTV:		63.4%
Balloon LTV:		57.5%
Underwritten NOI DSCR(6):		1.85x
Underwritten NCF DSCR(6):		1.75x
Underwritten NOI Debt Yield:		10.5%
Underwritten NCF Debt Yield:		9.9%
Underwritten NOI Debt Yield at Balloon:		11.6%
Underwritten NCF Debt Yield at Balloon:		10.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7804 Abercorn Street Savannah, GA 31406	Collateral Asset Summary – Loan No. 4 Oglethorpe Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 63.4% 1.75x 10.5%

Tenant Summary
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF	Total Sales (000s)(2)(3)	Sales PSF(2)(3)	Occupancy Cost (% of Sales)(2)

Non-Collateral Anchors
Belk	NR/NR/NR	159,892	NAP	NAP	NAP	$36,000	$225	NAP
Sears	CCC/B3/CCC+	155,868	NAP	NAP	NAP	$14,200	$91	NAP
Total		315,760				$50,200	$159

Collateral Anchors
Macy’s	BBB/Baa3/BBB	135,000	21.5%	2/2/2018(4)	$7.30	$19,571	$145	5.4%
JC Penney	B-/Caa1/CCC+	85,824	13.7%	7/31/2017(5)	$4.00	$17,600	$205	2.1%
Subtotal		220,824	35.2%			$37,171	$168	3.8%

Major Tenants
Stein Mart	NR/NR/NR	37,119	5.9%	11/30/2015	$6.55	$5,003	$135	5.4%
Barnes & Noble	NR/NR/NR	27,136	4.3%	1/31/2016	$17.50	$7,845	$289	6.1%
Old Navy	BBB-/Baa3/BBB-	15,656	2.5%	1/31/2015	$18.00	$6,843	$437	4.1%
Subtotal		79,911	12.7%			$19,691	$246	5.2%

In-Line Tenants (<10,000) sq. ft.		261,539	41.7%		$35.90	$104,258	$419	12.7%

Specialty Leasing		15,594	2.5%		NAP	NAV	NAV	NAV
Outparcel		11,346	1.8%		$11.50	NAV	NAV	NAV
Food Court		7,842	1.3%		$127.07	$5,973	$928	17.2%
Total Occupied Collateral		597,056	95.2%

Vacant		29,910	4.8%
Total Collateral		626,966	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Total Sales (000s), Sales PSF and Occupancy Cost (% of Sales) are provided by the borrower and only include tenants reporting an entire 12 months of sales as of June 30, 2013, except for Belk, Sears, Macy’s and JC Penney, which are as of year-end 2012. Based on a percentage of collateral square feet, approximately 95.1% of in-line tenants and 93.1% of total tenants reported sales for the period.

(3)	Total Sales (000s) and Sales PSF figures for both Belk and Sears are estimates provided by the borrower.
(4)	Macy’s has three remaining five-year extension options at fixed rent of $7.30 PSF.
(5)	JC Penney has two remaining five-year extension options at fixed rent of $4.00 PSF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7804 Abercorn Street Savannah, GA 31406	Collateral Asset Summary – Loan No. 4 Oglethorpe Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 63.4% 1.75x 10.5%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	2	2,097	0.3%	2,097	0.3%	$65.33	1.1%	1.1%
2013	8	11,402	1.8%	13,499	2.2%	$35.13	3.1%	4.2%
2014	15	41,100	6.6%	54,599	8.7%	$20.82	6.7%	10.8%
2015	19	101,263	16.2%	155,862	24.9%	$21.01	16.6%	27.4%
2016	13	56,188	9.0%	212,050	33.8%	$25.18	11.0%	38.4%
2017	13	126,145	20.1%	338,195	53.9%	$13.27	13.0%	51.5%
2018	7	170,126	27.1%	508,321	81.1%	$11.17	14.8%	66.2%
2019	4	11,127	1.8%	519,448	82.9%	$42.83	3.7%	70.0%
2020	6	9,042	1.4%	528,490	84.3%	$57.19	4.0%	74.0%
2021	9	31,719	5.1%	560,209	89.4%	$33.48	8.3%	82.2%
2022	9	20,091	3.2%	580,300	92.6%	$64.31	10.1%	92.3%
2023	6	15,756	2.5%	596,056	95.1%	$55.79	6.8%	99.1%
Thereafter	1	1,000	0.2%	597,056	95.2%	$110.00	0.9%	100.0%
Vacant	NAP	29,910	4.8%	626,966	100.0%	NAP	NAP
Total / Wtd. Avg.	112	626,966	100.0%			$21.52	100.0%
(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the site plan.

The Loan.    The Oglethorpe Mall loan (the “Oglethorpe Mall Loan”) consists of the non-controlling Note A-2 with an original principal amount of $60.0 million of a fixed rate loan secured by the borrower’s fee simple interest in a 626,966 sq. ft. portion of a super regional mall located at 7804 Abercorn Street in Savannah, Georgia (the “Oglethorpe Mall Property”) with an original principal balance of $150.0 million (the “Oglethorpe Mall Loan Combination”). The $150.0 million Oglethorpe Mall Loan Combination is evidenced by two pari passu notes. Only the Note A-2, with an original balance of $60.0 million is included in the COMM 2013-CCRE12 trust. The controlling Note A-1, with an original principal balance of $90.0 million, was included in the COMM 2013-CCRE11 securitization.

The Oglethorpe Mall Loan has a 10-year term and amortizes on a 30-year amortization schedule after an initial 60-month interest only period. The Oglethorpe Mall Loan accrues interest at a fixed rate equal to 3.9000% per annum and has a cut-off date balance of $150.0 million. Loan proceeds were used to retire existing debt of approximately $129.8 million and fund reserves and closing costs of approximately $0.5 million, giving the sponsor a return of equity of approximately $19.7 million. Based on the appraised value of $236.5 million as of June 9, 2013, the cut-off date LTV ratio is 63.4% and the remaining implied equity is $86.5 million. The most recent prior financing of the Oglethorpe Mall Property was included in the GECMC 2005-C3 and GECMC 2005-C4 transactions.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$150,000,000	100.0%	Loan Payoff	$129,795,148	86.5%
			Reserves	$112,500	0.1%
			Closing Costs	$436,810	0.3%
			Return of Equity	$19,655,542	13.1%
Total Sources	$150,000,000	100.0%	Total Uses	$150,000,000	100.0%

The Borrower / Sponsor.    The borrower, Oglethorpe Mall L.L.C., is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carveout guarantor is GGPLP Real Estate, Inc. (the “Guarantor”), a subsidiary of General Growth Properties, Inc.

General Growth Properties, Inc. (“GGP”) is one of the largest real estate investment trusts in the United States and owns, manages and develops regional malls throughout the United States and Brazil. As of June 30, 2013, GGP owned or had an interest in 123 regional shopping malls in the United States and 18 malls in Brazil, comprising approximately 134 million sq. ft. of leasable space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7804 Abercorn Street Savannah, GA 31406	Collateral Asset Summary – Loan No. 4 Oglethorpe Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 63.4% 1.75x 10.5%

GGP filed for Chapter 11 bankruptcy protection in April 2009 as a result of disruption in the CMBS markets leading to its inability to refinance its maturing CMBS debt. Oglethorpe Mall was part of the Chapter 11 filing. Per the Plan of Reorganization, GGP split into two publicly traded companies (New GGP and Howard Hughes Corporation), representing a separation of stable, income-producing malls from master-planned communities and real estate development opportunities. GGP received a $6.8 billion equity investment that was used to repay all creditors. In November 2010, GGP raised equity and was able to exit bankruptcy.

The Property.    The Oglethorpe Mall Property consists of 626,966 collateral sq. ft. of a 942,726 sq. ft., single-level, enclosed super regional mall located in Savannah, Georgia. The Oglethorpe Mall Property collateral excludes 315,760 sq. ft. of anchor space owned by Belk and Sears and is 95.2% occupied as of July 31, 2013. The Oglethorpe Mall Property was constructed in 1969 and renovated in 2002 for approximately $12.0 million (approximately $19 per collateral sq. ft.), which included a common area refresh as well as renovations to the food court. In addition, there are 4,655 parking spaces for a parking ratio of 4.94 spaces per 1,000 sq. ft., based on total square feet.

The subsequent chart represents historical sales PSF at Oglethorpe Mall Property. Since 2009, in-line tenant sales have averaged $424 PSF. Major tenant sales have increased 4.7% from $235 PSF to $246 PSF over the same time period. As of year-end 2012, Belk had estimated sales of $225 PSF, in excess of the national average of $136 PSF. During the same period, JC Penney also reported sales of $205 PSF, above the national average of $128 PSF.

Historical Sales PSF(1)
	2009	2010	2011(2)	2012(2)	T-12 6/30/2013	2012 National Average	T-12 6/30/2013 Occupancy Cost(3)
Belk	NAV	NAV	$213	$225	NAV	$136	NAP
Sears(4)	NAV	NAV	$96	$91	NAV	$154	NAP
Macy’s	$180	$153	$151	$145	NAV	$162	5.4%
JC Penney	$200	$198	$206	$205	NAV	$128	2.1%

Major Tenants (>10,000 Sq. Ft.)	$235	$248	$240	$243	$246	NAP	5.2%

In-Line Tenants(5)	$417	$428	$437	$419	$419	NAP	12.7%
(1)	Historical Sales PSF is based on historical operating statements provided by the borrower.
(2)	2011-2012 Sales PSF figures for Belk and Sears are based upon borrower estimates of sales.
(3)	Represents occupancy cost as of year-end 2012 for Macy’s and JC Penney.
(4)	Sears estimated gross sales for 2012 were $14.2 million versus the 2012 national average of $8.74 million in gross sales per store.
(5)	Approximately 95.1% of in-line tenants by collateral sq. ft. report sales as of the trailing 12 months ended June 2013.

Environmental Matters.    The Phase I environmental report dated June 21, 2013 recommended no action at the Oglethorpe Mall Property.

The Market.    The Oglethorpe Mall Property is located in the Savannah metropolitan statistical area in southeast Georgia. The Oglethorpe Mall Property is located in an established commercial area along the southeastern side of Abercorn Street between White Bluff Road and Mall Boulevard, approximately seven miles southwest of downtown Savannah. Abercorn Street is the primary commercial thoroughfare in Savannah and links the neighborhood with Interstate 95 to the west and with the Savannah CBD to the north. Between 2000 and 2013, the population within Savannah increased at an annual rate of 1.7% to its current level of 364,950. Over the next five years, the population is expected to continue to grow at a rate of approximately 1.4% per year. Average household income in the primary trade area in 2013 was $60,528, up 15.7% from $52,327 in 2000 and is expected to grow to $61,808 by 2018.

The Oglethorpe Mall Property is located within the Greater Savannah submarket of the Savannah metropolitan statistical area. The Greater Savannah submarket is the largest in the MSA and as of the first quarter 2013 consists of approximately 12.6 million sq. ft. with average vacancy of 5.4% and asking rents of $13.30 PSF, slightly below the market vacancy of 6.2% and market asking rents of $14.22 PSF. The Oglethorpe Mall Property’s primary competitive set includes two other shopping centers and its secondary competition includes two outlet centers within 25 miles of the property, totaling approximately 1.6 million sq. ft. with a weighted average vacancy of 6.4%. The Oglethorpe Mall Property has anchor exclusivity among its competitive set for all four of its anchor tenants and the only other department store in the Oglethorpe Mall Property’s competitive set is the Dillard’s located at Savannah Mall.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7804 Abercorn Street Savannah, GA 31406	Collateral Asset Summary – Loan No. 4 Oglethorpe Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 63.4% 1.75x 10.5%

The primary competition for the Oglethorpe Mall Property includes Savannah Mall, which is the only other enclosed mall in the Savannah market, located approximately 3.5 miles from the property. Savannah Mall’s major tenants include Dillard’s, Target, Bass Pro Shops, Burlington Coat Factory and Virginia College. Per the appraisal, Savannah Mall’s most recent comparable in-line sales PSF were $250, which is lower than the Oglethorpe Mall Property’s reported in-line sales of $419 PSF as of June 30, 2013. Abercorn Common, the Oglethorpe Mall Property’s other primary competitor, is an anchored retail power center with tenants including Ashley Furniture, Home Goods, Michaels and Office Depot. Secondary competition for the Oglethorpe Mall Property includes Savannah Festival Outlet Center and a Tanger Outlet Center. After Savannah Mall, the nearest enclosed mall to the Oglethorpe Mall Property in its competitive set is Statesboro Mall in Statesboro, Georgia, approximately 48 miles away.

Competitive Set(1)
Name	Oglethorpe Mall	Abercorn Common	Savannah Mall	Savannah Festival Outlet Center	Tanger Outlet Center
Distance from Subject	NAP	0.4 miles	3.5 miles	9.8 miles	23.5 miles
Property Type	Super Regional Mall	Power Center	Super Regional Mall	Outlet Center	Outlet Center
Year Built / Renovated	1969 / 2002	2005 / NAP	1990 / NAP	1988 / NAP	1988 / 2000
Total Occupancy(2)	96.8%	98.0%	92.0%	83.0%	100.0%
Size (Sq. Ft.)(2)	942,726	185,244	962,529	130,600	328,508
Anchors / Major Tenants	Belk, Sears, Macy’s, JC Penney	Ashley Furniture, Home Goods, Michaels, Office Depot	Dillard’s, Target, Bass Pro Shops, Burlington Coat Factory, Virginia College	Beall’s Outlet	Nike
(1)	Source: Appraisal
(2)	Total Occupancy and Size (Sq. Ft.) for the Oglethorpe Mall include Belk (159,892 sq. ft.) and Sears (155,868 sq. ft.), which are not part of the collateral.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 6/30/2013	U/W	U/W PSF
Base Rent(1)	$10,349,100	$10,966,467	$11,914,371	$12,240,424	$13,098,263	$20.89
Value of Vacant Space	0	0	0	0	1,176,034	1.88
Gross Potential Rent	$10,349,100	$10,966,467	$11,914,371	$12,240,424	$14,274,297	$22.77
Total Recoveries	4,850,029	4,837,996	4,719,913	4,830,029	4,942,169	7.88
Total Other Income	3,224,113	3,257,338	3,228,007	2,925,577	2,838,169	4.53
Less: Bad Debt	(121,297)	4,532	(165,201)	(108,684)	0	0.00
Less: Vacancy(2)	0	0	0	0	(1,176,034)	(1.88)
Effective Gross Income	$18,301,944	$19,066,332	$19,697,090	$19,887,345	$20,878,601	$33.30
Total Operating Expenses	5,246,149	5,245,274	5,227,456	5,047,035	5,157,725	8.23
Net Operating Income	$13,055,795	$13,821,058	$14,469,634	$14,840,310	$15,720,877	$25.07
TI/LC	0	0	0	0	643,512	1.03
Capital Expenditures	0	0	0	0	200,629	0.32
Net Cash Flow	$13,055,795	$13,821,058	$14,469,634	$14,840,310	$14,876,736	$23.73

Average Annual Rent PSF	$16.51	$17.49	$19.00	$19.52	$22.77

(1)	U/W Base Rent includes $252,137 in contractual step rent through July 2014.
(2)	U/W Vacancy represents 5.3% of gross income.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7804 Abercorn Street Savannah, GA 31406	Collateral Asset Summary – Loan No. 4 Oglethorpe Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 63.4% 1.75x 10.5%

Property Management.    The Oglethorpe Mall Property is self-managed by the borrower.

Lockbox / Cash Management.    The Oglethorpe Mall Loan is structured with a hard lockbox and springing cash management. All rents and other payments will be deposited directly into a clearing account controlled by lender, and are then transferred to an account controlled by the borrower until the occurrence of a Trigger Period, as defined below. Additionally, all excess cash will be swept into a lender-controlled account during a Cash Sweep Event Period, as defined below.

A “Trigger Period” will begin upon the first to occur of (i) a Cash Sweep Event Period, (ii) the DSCR falls below 1.25x or (iii) an event of default under the mezzanine loan documents and such Trigger Period will end (a) with respect to a Trigger Period continuing pursuant to clause (i), upon the end of the Cash Sweep Event Period, (b) with respect to a Trigger Period continuing due to clause (ii), the DSCR is greater than 1.25x for two consecutive quarters and (c) with respect to a Trigger Period continuing due to clause (iii), receipt of a notice from the mezzanine lender in question to the effect that the applicable default has been cured or waived.

A “Cash Sweep Event Period” will commence upon the occurrence of (i) an event of default under the loan documents or (ii) a bankruptcy action of the borrower, Guarantor or property manager (if one is appointed) and such Cash Sweep Event Period will end upon (a) with respect to a Cash Sweep Event Period continuing pursuant to clause (i), the date the event of default has been cured and such cure has been accepted by lender or (b) with respect to a Cash Sweep Event Period continuing pursuant to clause (ii), (x) the date that the bankruptcy action has been discharged, stayed or dismissed or (y) with respect to Guarantor or property manager (if one is appointed), upon the replacement of such Guarantor or property manager (if one is appointed) in accordance with the loan documents.

Initial Reserves.    At closing, the borrower deposited $112,500 into a reserve account for unfunded TI/LC obligations associated with the Zumiez tenant (2,500 sq. ft., 0.4% of NRA, 1.0% U/W Base Rent).

Ongoing Reserves.    During a Trigger Period (as defined above), the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes into a tax reserve account, (ii) $16,719 into a capital expenditure account, subject to a cap of $200,628 and (iii) $33,845 into a TI/LC reserve account, subject to a cap of $406,140. In addition, during a Trigger Period, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    The borrower is permitted to obtain future mezzanine debt secured by its direct or indirect ownership interests in the borrower from and after February 1, 2014, subject to the satisfaction of certain conditions and requirements, including, among other things, (i) a combined LTV ratio equal to or less than 60.25% and (ii) a combined DSCR equal to or greater than 1.90x.

Partial Release.  Upon 30 days prior notice, the borrower may obtain the release of any vacant, non-income producing, unimproved parcel provided, among other conditions, (i) there is no event of default, (ii) the release property is not necessary for the remaining property to comply with zoning or legal requirements, (iii) the release does not affect any rating agency downgrade and (iv) the release will not result in an LTV ratio that does not comply with REMIC guidelines.

Substitution of Collateral.  Upon 30 days prior notice, the borrower may substitute other parcels in place of one or more of the parcels currently securing the loan if the borrower satisfies certain conditions and requirements, including, among other conditions, (i) there is no event of default, (ii) the exchanged parcel is vacant, non-income producing and unimproved and (iii) the substitute parcel complies with all REMIC, tax and zoning laws and the borrower delivers all required documentation per the loan documents.

Acquired Expansion Parcels.  The borrower has the right, at its own expense, to acquire one or more parcels to become additional collateral for the loan whereupon, after amending the mortgage, such parcel will constitute a portion of the Oglethorpe Mall Property. Such expansion is permitted if, among other requirements and conditions, such expansion does not adversely affect the DSCR with respect to the Oglethorpe Mall Loan (except in a de minimis manner, as determined by lender).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7804 Abercorn Street Savannah, GA 31406	Collateral Asset Summary – Loan No. 4 Oglethorpe Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 63.4% 1.75x 10.5%

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7804 Abercorn Street Savannah, GA 31406	Collateral Asset Summary – Loan No. 4 Oglethorpe Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 63.4% 1.75x 10.5%

SAVANNAH/HILTON HEAD INT'L AIRPORT
SOUTH CAROLINA
Garden City
Savannah
GEORGIA
Thunderbolt
Vernonburg
HISTORIC DISTRICT
EASTSIDE
MIDTOWN
SCAD Museum of Art
City Market
Savannah History Museum
Memorial University Medical Center
Candler Hospital
Savannah State University
McAlpin Square
Victory Square
Bacon Park Shopping Center
Georgia Regional Hospital at Savannah
Montgomery Crossroads Shopping Center
Memorial Stadium
Picadilly Square Shopping Center
St Joseph's Hospital
Savannah Mall
Armstrong Atlantic State University
HUNTER ARMY AIRFIELD
Oglethorpe Mall
7804 Abercorn Street
Savannah, GA 31406
W BAY ST
E DERENNE AVE
EISENHOWER DR
E MONTGOMERY CROSS RD
ABERCORN ST
VETERANS PKWY
ISLANDS EXPY
Charlotte
Greenville
SOUTH CAROLINA
Columbia
Atlanta
Augusta
Macon
Charleston
GEORGIA
Savannah
Atlantic Ocean
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

9 Northeastern Boulevard Salem, NH 03079	Collateral Asset Summary – Loan No. 5 9 Northeastern Boulevard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 72.8% 1.34x 9.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9 Northeastern Boulevard Salem, NH 03079	Collateral Asset Summary – Loan No. 5 9 Northeastern Boulevard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 72.8% 1.34x 9.2%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type(5):	Office/Industrial
Sponsor(1):	Equity Industrial Partners Corp.			Collateral:	Fee Simple
Borrower:	EIP Northeastern Boulevard LLC			Location:	Salem, NH
Original Balance:	$54,000,000			Year Built / Renovated:	1976 / 2010-2013
Cut-off Date Balance:	$54,000,000			Total Sq. Ft.(5):	643,671
% by Initial UPB:	4.5%			Property Management:	Equity Industrial Partners Corp.
Interest Rate:	5.0780%			Underwritten NOI(6):	$4,975,311
Payment Date:	6th of each month			Underwritten NCF(6):	$4,688,030
First Payment Date:	December 6, 2013			Appraised Value:	$74,200,000
Maturity Date:	November 6, 2023			Appraisal Date:	September 27, 2013
Amortization:	Interest only for first 24 months; 360
	months thereafter			Historical NOI(7)
Additional Debt:	None			Most Recent NOI:	$2,735,473 (T-12 August 31, 2013)
Call Protection:	L(24), D(93), O(3)			2012 NOI:	$1,261,641 (December 31, 2012)
Lockbox / Cash Management:	Soft Springing Hard / Springing			2011 NOI:	$333,564 (December 31, 2011)
				2010 NOI:	$45,288 (December 31, 2010)
Reserves(2)
	Initial		Monthly	Historical Occupancy(7)
Taxes:	$254,167		$50,833	Current Occupancy:	93.4% (September 24, 2013)
Insurance:	$31,596		$5,266	2012 Occupancy:	53.8% (December 31, 2012)
Replacement:	$0		$5,364	2011 Occupancy:	53.8% (December 31, 2011)
TI/LC(3):	$3,483,292		$18,774	2010 Occupancy:	37.6% (December 31, 2010)
Free Rent Reserve:	$193,148		$0
(1)   The sponsors and recourse carveout guarantors of the 9 Northeastern Boulevard Loan are Lewis Heafitz, Donald A. Levine and Neal S. Shalom, principles of Equity Industrial Partners Corp.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   The TI/LC reserve relates to outstanding tenant improvements associated with SunGard Securities’ and AdvantEdge Healthcare’s recently executed leases.
(4)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.79x and 1.69x, respectively.
(5)   The 9 Northeastern Boulevard Property is comprised of 452,685 sq. ft of office space and 190,986 sq. ft. of industrial space.
(6)   The increase in Underwritten NOI and Underwritten NCF from Most Recent NOI is primarily the result of three leases executed in 2013 totaling 283,154 sq. ft. (44.0% of NRA) and $2,907,974 of U/W Base Rent (56.7% of U/W Base Rent).
(7)   The sponsors acquired the 9 Northeastern Boulevard Property from the previous owner occupant in 2010 and executed a lease with Comcast in conjunction with the acquisition. The sponsors subsequently commenced a $40.0 million rehabilitation program that resulted in leasing and cash flow growth throughout 2010, 2011 and 2012.

Occupancy Reserve:	$0		Springing
Comcast Replacement Reserve:	$0		Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$84
Balloon Balance / Sq. Ft.:		$73
Cut-off Date LTV:		72.8%
Balloon LTV:		63.1%
Underwritten NOI DSCR(4):		1.42x
Underwritten NCF DSCR(4):		1.34x
Underwritten NOI Debt Yield:		9.2%
Underwritten NCF Debt Yield:		8.7%
Underwritten NOI Debt Yield at Balloon:		10.6%
Underwritten NCF Debt Yield at Balloon:		10.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9 Northeastern Boulevard Salem, NH 03079	Collateral Asset Summary – Loan No. 5 9 Northeastern Boulevard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 72.8% 1.34x 9.2%

Tenant Summary

Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Office Net Rentable Area (Sq. Ft.)	Industrial Net Rentable Area (Sq. Ft.)	Net Rentable Area (Sq. Ft.)		% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Enterasys Networks	NR/NR/NR	197,259	0	197,259		30.6%	$10.51	40.4%	6/30/2023(2)
Comcast	BBB+/A3/A-	10,000	121,777	131,777		20.5%	$5.69	14.6%	5/31/2019(3)
Nora Systems, Inc.	NR/NR/NR	39,920	69,209	109,129		17.0%	$5.97	12.7%	4/30/2022(4)
CCS Companies	NR/NR/NR	82,169	0	82,169	(5)	12.8%	$10.00	16.0%	9/30/2020
SunGard Securities	NR/NR/NR	42,831	0	42,831	(5)	6.7%	$11.75	9.8%	11/30/2023(6)
AdvantEdge Healthcare	NR/NR/NR	37,987	0	37,987		5.9%	$8.72(7)	6.5%	5/14/2024
Total Occupied Collateral		410,166	190,986	601,152		93.4%	$8.53	100.0%
Vacant		42,519	0	42,519		6.6%
Total		452,685	190,986	643,671		100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
Enterasys Networks has two five-year extension options with at least 12 months prior notice.  A cash flow sweep will commence 12 months prior to Enterasys Networks’ lease expiration should Enterasys Networks fail to renew its lease.

(3)
Comcast has the right to terminate its lease before May 31, 2015 with 12 months prior notice and payment of a minimum termination fee of $385,858.  Comcast has two five-year extension options with nine months prior notice.  A cash flow sweep will commence twelve months prior to Comcast’s termination option should Comcast terminate its lease.

(4)
Nora Systems, Inc. has a one-time right to terminate its lease as of April 30, 2019 with nine months notice and payment of three months of base rent and any remaining unamortized tenant improvements and leasing commissions.  Nora borrower controls 71.4% of the condominium units (which
Systems, Inc. has two five-year extension options with nine months prior notice.

(5)	CCS Companies currently leases 110,000 sq. ft. and has amended its lease to relinquish 27,831 sq. ft. to SunGard Securities.
(6)
SunGard Securities has a one-time right to terminate its lease effective November 1, 2019 with 12 months notice and payment of 12 months of the base rent and any remaining tenant improvements and leasing commissions.  SunGard Securities has two five-year extension options with nine months prior notice.

(7)
AdvantEdge Healthcare executed a lease on August 19, 2013 and will commence paying rent May 15, 2014.  Seven months ($193,148) of U/W Base Rent was reserved at closing.  AdvantEdge Healthcare is in the process of building out its space. AdvantEdge Healthcare’s average contractual rent over the 9 Northeastern Boulevard Loan term is $10.24 PSF.

Lease Rollover Schedule(1)
Year	# of Suites Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019(2)	1	131,777	20.5%	131,777	20.5%	$5.69	14.6%	14.6%
2020	1	82,169	12.8%	213,946	33.2%	$10.00	16.0%	30.6%
2021	0	0	0.0%	213,946	33.2%	$0.00	0.0%	30.6%
2022	1	109,129	17.0%	323,075	50.2%	$5.97	12.7%	43.3%
2023(3)	2	240,090	37.3%	563,165	87.5%	$10.73	50.2%	93.5%
Thereafter	1	37,987	5.9%	601,152	93.4%	$8.72	6.5%	100.0%
Vacant	NAP	42,519	6.6%	643,671	100.0%	NAP	NAP
Total / Wtd. Avg.	6	643,671	100.0%			$8.53	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.
(2)
The Comcast lease expires in 2019.  Comcast has two five-year extension options with nine months prior notice.  A cash flow sweep will commence 12 months prior to Comcast’s lease expiration should Comcast terminate its lease.

(3)
The Enterasys Networks lease expires in 2023.  Enterasys Networks has a two five-year extension options with 12 months prior notice.  A cash flow sweep will commence 12 months prior to Enterasys Networks’ lease expiration should Enterasys Networks not renew its lease.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9 Northeastern Boulevard Salem, NH 03079	Collateral Asset Summary – Loan No. 5 9 Northeastern Boulevard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 72.8% 1.34x 9.2%

The Loan.    The 9 Northeastern Boulevard loan (the “9 Northeastern Boulevard Loan”) is a fixed rate loan secured by the fee simple interest in a 643,671 sq. ft., mixed use office and industrial building located at 9 Northeastern Boulevard in Salem, New Hampshire (the ”9 Northeastern Boulevard Property”) with an original principal balance of $54.0 million.  The 9 Northeastern Boulevard Loan has a 10-year term and amortizes on a 30-year amortization schedule after an initial two-year interest only period.  The 9 Northeastern Boulevard Loan accrues interest at a fixed rate equal to 5.0780% and has a cut-off date balance of $54.0 million.  Loan proceeds were used to refinance existing debt of approximately $41.3 million, fund reserves, pay closing costs and return equity to the borrower.  Based on the appraised value of $74.2 million as of September 27, 2013, the cut-off date LTV ratio is 72.8%.  The most recent prior financing of the 9 Northeastern Boulevard Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$54,000,000	100.0%	Loan Payoff	$41,340,977	76.6%
			Reserves	$3,962,202	7.3%
			Closing Costs	$1,895,791	3.5%
			Return of Equity(1)	$6,801,030	12.6%
Total Sources	$54,000,000	100.0%	Total Uses	$54,000,000	100.0%
(1)
The sponsors acquired the 9 Northeastern Boulevard Property from the previous owner occupant vacant in 2010 and executed a lease with Comcast in conjunction with the acquisition.  The sponsors subsequently commenced a $40.0 million renovation program that resulted in leasing and cash flow growth throughout 2010, 2011 and 2012.

The Borrower / Sponsor.    The borrower, EIP Northeastern Boulevard LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure.  The sponsors of the borrower and the nonrecourse carveout guarantors are Lewis Heafitz, Donald A. Levine and Neal S. Shalom, jointly and severally, who are directors and shareholders of Equity Industrial Partners Corp. (“EIP”).

EIP is a developer and operator of industrial real estate across the United States that manages in excess of 17.5 million sq. ft. of industrial properties.  Since its formation in 1994, EIP has acquired, developed and sold over 50.0 million sq. ft. of real estate.

The Property.    The 9 Northeastern Boulevard Property is a 93.4% occupied single-story office and industrial facility built in 1976 and subsequently renovated from 2010 to 2013.  The 9 Northeastern Boulevard Property contains approximately 452,685 sq. ft. (70.3% of NRA) of office space and 190,986 sq. ft. (29.7% of NRA) of industrial space.  The 9 Northeastern Boulevard Property is located approximately 34 miles north of Boston and 18 miles south of Manchester, New Hampshire, adjacent to Interstate 93.

EIP purchased the 9 Northeastern Boulevard Property from the previous owner occupant in September of 2010 for approximately $12.2 million and subsequently renovated the 9 Northeastern Boulevard Property for a total cost of more than $40.0 million.  The renovations resulted in a lease up to the current occupancy of 93.4% by six tenants as of September 24, 2013.  Amenities at the 9 Northeastern Boulevard Property include a full-service cafeteria and two fitness centers.

The 9 Northeastern Boulevard Property’s 190,986 sq. ft. of industrial space is occupied by two tenants, Comcast and Nora Systems, Inc.  The industrial space is utilized by both tenants as warehouse and distribution space and features 32 ft. clear heights and 23 loading docks.

Environmental Matters.    The Phase I environmental report dated October 3, 2013 recommended the development and implementation of an asbestos operation and maintenance plan at the 9 Northeastern Boulevard Property, which is currently in place.

Major Tenants.

Enterasys Networks (197,259 sq. ft., 30.6% of NRA, 40.4% of U/W Base Rent) Enterasys Networks is a provider of network infrastructure and security solutions that is headquartered at the 9 Northeastern Boulevard Property.  Enterasys Networks employs approximately 900 employees and generates approximately $330.0 million in annual revenues.  On September 12, 2013 Extreme Networks announced its intent to acquire Enterasys Networks for $180.0 million, making Extreme Networks the fourth largest player in the worldwide Ethernet switching market by revenue behind Cisco, Hewlett-Packard and Huawei.  Extreme Networks, Inc. is a technology leader in high-performance Ethernet switching for cloud, data center and mobile networks.  Based in San Jose, CA, Extreme Networks has more than 6,000 customers in more than 50 countries.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9 Northeastern Boulevard Salem, NH 03079	Collateral Asset Summary – Loan No. 5 9 Northeastern Boulevard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 72.8% 1.34x 9.2%

Comcast (131,777 sq. ft., 20.5% of NRA, 14.6% of U/W Base Rent) Comcast Corporation (NASDAQ: CMCSA, CMCSK; rated BBB+/A3/A- by Fitch/Moody’s/S&P) is a global media and technology company with two primary businesses, Comcast Cable and NBCUniversal.  Comcast Cable is the nation’s largest video, high-speed internet and phone provider to residential customers.  NBCUniversal operates 30 news, entertainment and sports cable networks, the NBC and Telemundo broadcast networks, television production operations, television station groups, Universal Pictures and Universal Park and Resorts. Comcast primarily utilizes its space as a warehouse and testing facility that evaluates television, broadband and telecommunications equipment for cable consumers.

Nora Systems, Inc. (109,129 sq. ft., 17.0% of NRA, 12.7% of U/W Base Rent) Nora Systems, Inc. develops, produces and markets resilient rubber floors.  Headquartered in Weinheim, Germany, with its North American headquarters at the 9 Northeastern Boulevard Property, Nora Systems, Inc. has been producing rubber flooring coverings for over 50 years.  Nora Systems, Inc. primarily utilizes its space as a regional distribution facility.

CCS Companies (82,169 sq. ft., 12.8% of NRA, 16.0% of U/W Base Rent) The CCS Companies provides business process outsourcing solutions for customers within the United States, including customer contact solutions, consumer collections, commercial collections and injury claims processing.  The CCS Companies was founded in Newton, Massachusetts in 1969 and operates within the financial/insurance, telecom/cable, healthcare, energy & utilities, and retail industries.

SunGard Securities (42,831 sq. ft., 6.7% of NRA, 9.8% of U/W Base Rent) SunGard Financial Systems provides software and IT services to institutions in every segment of the financial services industry.  SunGard Financial Systems is a division of SunGard, one of the world’s leading software and technology services companies with annual revenues of over $4.0 billion.  SunGard is the largest privately held software and services company and employs more than 17,000 people serving more than 25,000 customers in 70 countries.

AdvantEdge Healthcare (37,987 sq. ft., 5.9% of NRA, 6.5% of U/W Base Rent) AdvantEdge Healthcare is a technology-enabled provider of healthcare business management solutions and business intelligence tools designed for healthcare providers.  AdvantEdge Healthcare is one of the top 10 billing, coding and practice management companies in the United States.  AdvantEdge has more than 675 employees and collects over $1.0 billion annually for its physician and hospital clients.

The Market.

The 9 Northeastern Boulevard Property is located proximate to Interstate 93 in the Salem, New Hampshire submarket within the Interstate 93/Route 3 office market.  Interstate 93 serves as the major gateway to New Hampshire from the greater Boston area, running northwest into central New Hampshire and Vermont, benefitting the city of Salem due to its close proximity to the Massachusetts border and tax-free retail.  In 2013, the population within a 5-mile radius was 65,505 with an average household income of $98,459.

In 2012, the Interstate 93/Route 3 office market was comprised of approximately 21.1 million total sq. ft. with a vacancy rate of 14.2% and average asking rent of $11.05 per sq. ft.  The Salem submarket, encompassing 1.5 million sq. ft., outperformed the broader Interstate 93/Route 3 market with an office vacancy rate of 13.1% and average asking rents of $12.75 per sq. ft.

In 2012, the Interstate 93/Route 3 industrial market is comprised of approximately 41.5 million total sq. ft. with a vacancy rate of 12.1% and average asking rents of $6.13 per sq. ft.  The Salem submarket, encompassing 3.4 million sq. ft., exhibited an industrial vacancy rate of 19.6% and average asking rents of $6.25 per sq. ft.  The appraiser noted the vacancy rates indicated in the submarkets include a number of functionally obsolete buildings that do not compete with the subject.  As such, the appraiser identified a peer group with average asking rents and vacancies representative of the 9 Northeastern Property.

The appraiser identified peer group average asking rents of $10.00 per sq. ft. for office space and $6.00 per sq. ft. for industrial space, resulting in a blended market rate of $8.81 per sq. ft., which is in line with the 9 Northeastern Boulevard Property’s weighted average U/W Base Rent of $8.53.  The appraiser identified a peer group occupancy of 92.0%, consistent with 9 Northeastern Boulevard Property’s current occupancy of 93.4%.  The appraiser concluded a stabilized occupancy for the 9 Northeastern Boulevard Property of 92.0%, excluding the Comcast space, which resulted in an effective occupancy of 97.5%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9 Northeastern Boulevard Salem, NH 03079	Collateral Asset Summary – Loan No. 5 9 Northeastern Boulevard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 72.8% 1.34x 9.2%

Cash Flow Analysis.

Cash Flow Analysis(1)
	T-12 8/31/2013	U/W	U/W PSF
Base Rent(2)(3)	$2,535,936	$5,130,601	$7.97
Value of Vacant Space	0	425,190	0.66
Gross Potential Rent	$2,535,936	$5,555,791	$8.63
Total Recoveries	1,752,693	1,420,919	2.21
Total % Rents	0	0	0.00
Total Other Income	0	0	0.00
Less: Vacancy(4)	0	(425,190)	(0.66)
Effective Gross Income	$4,288,629	$6,551,520	$10.18
Total Operating Expenses	1,553,156	1,576,209	2.45
Net Operating Income(5)	$2,735,473	$4,975,311	$7.73
TI/LC	0	222,914	0.35
Capital Expenditures	0	64,367	0.10
Net Cash Flow	$2,735,473	$4,688,030	$7.28
(1)
The sponsors acquired the 9 Northeastern Boulevard Property from the previous owner occupant in 2010 and executed a lease with Comcast in conjunction with the acquisition.  The sponsors subsequently commenced a $40.0 million rehabilitation program that resulted in leasing and cash flow growth throughout 2010, 2011 and 2012.

(2)
U/W Base Rent includes a $24,999 contractual rent step for Nora Systems, Inc. through May 2014 and $57,982 of average contractual rent for Comcast (rated BBB+/A3/A- by Fitch/Moody’s/S&P) through final lease expiration.

(3)
Three new leases, including Enterasys Networks, SunGard Securities and AdvantEdge Healthcare, were executed in 2013 totaling 278,077 sq. ft. (43.2% of NRA) and $2,907,974 of U/W Base Rent (56.7% of U/W Base Rent).

(4)	U/W Vacancy is based on an in-place economic vacancy adjustment of 6.1% of base rent and recoveries. The 9 Northeastern Boulevard Property is 93.4% physically occupied as of September 24, 2013.
(5)
Net Operating Income in 2010, 2011 and 2012 was $45,288, $333,564 and $1,261,641, respectively, during the post renovation lease up period.  Historical Occupancy in 2010, 2011 and 2012 was 37.6%, 53.8% and 53.8%, respectively, during the post-renovation lease up period.

Property Management.    The 9 Northeastern Boulevard Property is managed by Equity Industrial Partners Corp., an affiliate of the sponsor.

Lockbox / Cash Management.    The 9 Northeastern Boulevard Loan is structured with a soft springing hard lockbox and springing cash management.  A hard lockbox and in place cash management are required upon (i) an event of default, (ii) any bankruptcy action of borrower, principal, guarantor or manager, (iii) a Lease Termination Trigger Event (as defined below), (iv) a Lease Renewal Trigger Event (as defined below), (v) the failure by the borrower to maintain a debt service coverage ratio for one calendar quarter of 1.10x or (vi) the commencement of a Comcast Termination Trigger Period (as defined below).  Additionally, a full excess cash sweep will occur upon the commencement of clauses (i) through (vi).

A “Lease Termination Trigger Event” will commence if Enterasys Networks (i) fails to continuously operate, (ii) becomes the subject of a bankruptcy action, (iii) gives notice of its intent to terminate its lease or allow its lease to expire without renewing or extending its term or (iv) terminates or otherwise surrenders its lease.  A Lease Termination Trigger Event will terminate upon a Lease Replacement Cure.  A “Lease Replacement Cure” will commence on the date (i) all applicable space has been re-leased pursuant to an acceptable replacement lease and (ii) either (a) all applicable acceptable replacement leasing costs have been paid in full or (b) an amount greater than or equal to 125% of all such approved leasing costs that remain unpaid are available in the rollover reserve account.

 A “Lease Renewal Trigger Event” will commence upon the earlier of (i) 12 months prior to the Enterasys Networks lease expiration date or (ii) the renewal or termination notification date as set forth in the Enterasys Networks lease.  A Lease Renewal Trigger Event will terminate upon a Lease Replacement Cure (as defined above) or a Lease Extension Cure.  A “Lease Extension Cure” will occur if (i) an acceptable lease extension has been executed with respect to the Enterasys Networks Lease and (ii) either (a) all approved leasing costs have been paid in full or (b) 125% of all such approved leasing costs that remain unpaid are available in the rollover reserve account.

Additionally, lender will transfer from the occupancy reserve or Comcast replacement reserve (or borrower is required to deposit if amounts in such reserve  are insufficient) into a rent concessions reserve account (i) an amount equal to all free rent, rent abatements and other credits associated with any replacement leases or lease extensions of the Enterasys Networks lease caused by a Lease

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9 Northeastern Boulevard Salem, NH 03079	Collateral Asset Summary – Loan No. 5 9 Northeastern Boulevard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 72.8% 1.34x 9.2%

Replacement Cure or Lease Extension Cure, and (ii) an amount equal to all free rent, rent abatements and other credits associated with any replacement leases of the Comcast lease caused by a Comcast Replacement Cure.

A “Comcast Trigger Period” will commence if Comcast gives notice of its intent to terminate its lease or terminates its lease. A Comcast Trigger Period will terminate upon (i) a Comcast Replacement Cure or (ii) the funds available in the Comcast replacement reserve account equal or exceed $700,000.  A “Comcast Replacement Cure” will occur if (i) all applicable space has been re-leased pursuant to an acceptable replacement lease and (ii) either (a) all applicable acceptable replacement leasing costs have been paid in full or (b) an amount greater than or equal to 125% of all such approved leasing costs that remain unpaid are available in the rollover reserve account.

Initial Reserves.    At closing, the borrower deposited (i) $254,167 into a tax reserve account, (ii) $31,596 into an insurance reserve account, (iii) $3,483,292 into a rollover reserve account for outstanding costs related to recent leasing and (iv) $193,148 into a free rent reserve account for outstanding free rent related to AdvantEdge Healthcare’s recently executed lease.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $50,833 into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $5,266 into an insurance reserve account, (iii) $5,364 into a replacement reserve account and (iv) $18,774 into a rollover reserve account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.  The borrower may obtain the release of a non-income producing undeveloped parcel that was excluded from the appraised value provided, among other things, (i) the LTV after such release is less than or equal to 75.0% and (ii) the debt service coverage ratio after such release is greater than or equal to 1.25x.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9 Northeastern Boulevard Salem, NH 03079	Collateral Asset Summary – Loan No. 5 9 Northeastern Boulevard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 72.8% 1.34x 9.2%

ADVANTEDGE HEALTHCARE SOLUTIONS
VACANT
ENTERASYS
COMMON
NORA
ENTERASYS
ENTERASYS
COMMON
COMCAST
COURTYARD
COMMON
COURTYARD
SUNGUARD
CCS

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9 Northeastern Boulevard Salem, NH 03079	Collateral Asset Summary – Loan No. 5 9 Northeastern Boulevard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,000,000 72.8% 1.34x 9.2%

CARTIFACT
9 Northeastern Boulevard
9 Northeastern Boulevard
Salem, NH 03079
NEW HAMPSHIRE
MASSACHUSETTS
Raymond
Auburn
Manchester
Exeter
Chester
Kingston
Derry
Hampstead
Merrimack
Litchfield
Amesbury
Merrimac
Newburyport
Windham
Salem
Haverhill
Newbury
Nashua
Hollis
Pelham
Methuen
Georgetown
Rowley
Lawrence
Dracut
Tyngsborough
Andover
Boxford
Ipswich
Lowell
Topsfield
Groton
Chelmsford
Tewksbury
Ballardville
Middleton
North
Reading
Danvers
Billerica
Littleton
Beverly
Salem
Harvard
Burlington
Wakefield
Peabody
Boxborough
Woburn
Acton
Lynn
Concord
Melrose
Lexington
Malden
Maynard
Medford
Revere
Hudson
Everett
Chelsea
Somerville
Massachusetts
Bay
Sudbury
Waltham
Charlestown
Weston
Cambridge
Watertown
LOGAN INT'L
AIRPORT
Wayland
Boston
Marlborough
Brookline
Boston
Harbor
Newton
Roxbury
Wellesley
West
Roxbury
Framingham
101
93
293
3
95
495
213
2
90

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Various (15 States)	Collateral Asset Summary – Loan No. 6 U-Haul Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,948,414 40.6% 2.03x 13.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various (15 States)	Collateral Asset Summary – Loan No. 6 U-Haul Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,948,414 40.6% 2.03x 13.5%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Portfolio of 27 properties
Credit Assessment (KBRA):	BBB-			Property Type:	Self Storage
Loan Purpose(1):	Recapitalization			Collateral:	Fee Simple
Sponsor(2):	AMERCO (U-Haul)			Location:	Various (15 States)
Borrower:	AREC 19, LLC; U-Haul Co. of Florida			Year Built / Renovated:	1928-2013 / 1983-2013
	19, LLC; UHIL 19, LLC			Total Sq. Ft. (6):	1,211,087
Original Balance:	$50,000,000			Total Units(7):	11,852
Cut-off Date Balance:	$49,948,414			Property Management:	15 separate affiliates of U-Haul
% by Initial UPB:	4.2%				International Inc.
Interest Rate:	5.1248%			Underwritten NOI:	$6,763,775
Payment Date:	6th of each month			Underwritten NCF:	$6,641,552
First Payment Date:	November 6, 2013			Appraised Value:	$122,972,000
Anticipated Repayment Date(3):	October 6, 2023			Appraisal Date:	August 2013
Maturity Date:	October 6, 2033
Amortization:	360 months			Historical NOI(8)
Additional Debt:	None			Most Recent NOI:	$7,537,649 (T-12 June 30, 2013)
Call Protection:	L(25), D(91), O(4)			2012 NOI:	$6,107,207 (December 31, 2012)
Lockbox / Cash Management:	Soft / Springing			2011 NOI:	NAV
				2010 NOI:	NAV
Reserves(4)
	Initial		Monthly	Historical Occupancy(9)
Taxes:	$767,500		Springing	Current Occupancy:	85.1% (September 19, 2013)
Insurance:	$126,500		Springing	2012 Occupancy(10) :	73.9% (December 31, 2012)
Replacement:	$0		$10,130	2011 Occupancy(11):	60.5% (December 31, 2011)
Required Repairs(5):	$660,000		NAP	2010 Occupancy(12):	53.8% (December 31, 2010)

(1)   The U-Haul Storage Portfolio Properties were unencumbered prior to the closing of the U-Haul Storage Portfolio Loan. Fifteen of the 27 U-Haul Storage Portfolio Properties were acquired since 2010, with the remainder acquired starting in 1967 for a total cost basis, including subsequent renovations, of $98.6 million.
(2)   AMERCO is the parent company of U-Haul International Inc.
(3)   If the U-Haul Storage Portfolio is not repaid in full by the Anticipated Repayment Date, the interest rate will increase to the greater of (i) 8.1248% and (ii) the then 10-year swap yield plus 5.30%, but in no event will the revised interest rate exceed 10.1248%. All excess cash will be swept starting on the first open payment date through the earlier of the maturity date or repayment of the loan (see “Anticipated Repayment Date” herein for details).
(4)   See “Initial Reserves” and “Ongoing Reserves” herein.
(5)   Equal to 125% of the estimated costs of maintenance and repairs. The average amount per property is approximately $24,000.
(6)   Total Sq. Ft. excludes boat/RV parking spaces.
(7)   Total Units include 11,093 storage units, 634 boat/RV parking spaces and 125 storage lockers.
(8)   NOI was not shown for years that did not have financial information for all of the U-Haul Storage Portfolio Properties.
(9)   Occupancy based on Total Sq. Ft. and excludes boat/RV parking spaces.
(10) The Lake Lewisville property (6.5% of sq. ft.) was acquired in December 2013 and as such, is excluded from 2012 occupancy.
(11) 2011 Occupancy includes 15 of the 27 U-Haul Storage Portfolio Properties.
(12) 2010 Occupancy includes 12 of the 27 U-Haul Storage Portfolio Properties.

Financial Information
Cut-off Date Balance / Sq. Ft. (Unit):		$41 ($4,214)
Balloon Balance / Sq. Ft. (Unit):		$34 ($3,482)
Cut-off Date LTV:		40.6%
Balloon LTV:		33.6%
Underwritten NOI DSCR:		2.07x
Underwritten NCF DSCR:		2.03x
Underwritten NOI Debt Yield:		13.5%
Underwritten NCF Debt Yield:		13.3%
Underwritten NOI Debt Yield at Balloon:		16.4%
Underwritten NCF Debt Yield at Balloon:		16.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various (15 States)	Collateral Asset Summary – Loan No. 6 U-Haul Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,948,414 40.6% 2.03x 13.5%

Portfolio Summary
Property Name	Location	Total Units(1)	Total Sq. Ft.	Year Built / Renovated	Allocated Loan Amount(2)	Appraised Value	Occupancy (SF / Unit)(3)
Doral	Medley, FL	865	75,915	1982 / 2007	$4,200,000	$9,300,000	93% / 85%
Jersey City	Jersey City, NJ	490	35,926	1929 / 1983	$3,400,000	$7,000,000	96% / 96%
Lake Lewisville	Lewisville, TX	582	78,210	2005 / NAP	$3,200,000	$6,480,000	87% / 85%
Sanford on Rinehart Road	Sanford, FL	696	75,250	2009 / NAP	$3,100,000	$6,150,000	89% / 90%
Easton	Easton, MD	259	28,600	2007 / NAP	$2,600,000	$6,540,000	100% / 99%
Fifth Ward	Milwaukee, WI	842	56,901	1928 / 2013	$2,600,000	$6,200,000	77% / 76%
Chapel Hill	Chapel Hill, NC	413	41,520	2005 / 2013	$2,500,000	$4,730,000	92% / 90%
Oak Creek	Oak Creek, WI	320	46,200	1987 / 2002	$2,200,000	$4,140,000	97% / 97%
Litchfield Park(4)	Litchfield Park, AZ	299	5,100	2013 / NAP	$2,150,000	$11,000,000	96% / 82%
Little Elm Aubrey	Aubrey, TX	575	71,795	2007 / NAP	$2,100,000	$5,050,000	92% / 92%
Yakima	Yakima, WA	488	44,792	1950 / 2006	$1,919,000	$3,500,000	89% / 81%
Grayslake	Grayslake, IL	276	39,830	1962 / 1998	$1,800,000	$4,790,000	91% / 91%
Nellis Air Force Base	Las Vegas, NV	871	81,175	1998 / NAP	$1,650,000	$4,200,000	61% / 61%
Lake Wales	Lake Wales, FL	630	85,275	2005 / NAP	$1,600,000	$3,550,000	73% / 71%
Plano	Plano, TX	271	22,070	1986 / 1994	$1,600,000	$3,580,000	88% / 88%
West Tampa	Tampa, FL	518	42,094	1996 / NAP	$1,500,000	$4,650,000	71% / 66%
Leesburg	Leesburg, FL	485	48,475	1997 / NAP	$1,431,000	$3,150,000	89% / 87%
8 Mile	Southfield, MI	554	43,914	2002 / NAP	$1,400,000	$3,300,000	63% / 62%
Loveland	Loveland, CO	321	41,211	1995 / NAP	$1,350,000	$2,270,000	97% / 94%
Wilkinson Boulevard	Charlotte, NC	307	36,849	1968 / 2005	$1,300,000	$6,000,000	91% / 89%
Newnan	Newnan, GA	304	59,750	1997 / 2004	$1,200,000	$3,740,000	78% / 82%
Rincon	Tucson, AZ	426	31,211	1987 / 2013	$1,200,000	$3,000,000	82% / 73%
Tropicana	Las Vegas, NV	308	34,125	1988 / NAP	$1,200,000	$2,400,000	92% / 94%
Chandler	Chandler, AZ	257	31,495	1964 / 1990	$1,100,000	$3,500,000	98% / 97%
University #2	Huntsville, AL	108	10,400	1963 / 1993	$700,000	$1,810,000	96% / 94%
Ypsilanti	Ypsilanti, MI	130	16,054	2006 / NAP	$600,000	$1,642,000	98% / 91%
Highway 14	Lake Charles, LA	257	26,950	1975 / NAP	$400,000	$1,300,000	84% / 87%
Total / Wtd. Average:		11,852	1,211,087		$50,000,000	$122,972,000	85% / 82%
(1)	Total Units include 11,093 storage units, 634 boat/RV parking spaces and 125 storage lockers.
(2)	The U-Haul Storage Portfolio Loan does not permit property releases.
(3)	Occupancy based on borrower provided summaries as of September 19, 2013. Occupancy by Sq. Ft. excludes all boat/RV parking spaces.
(4)	The Litchfield Park property consists primarily of boat/RV storage (231 of 299 units), which are excluded from Total Sq. Ft and occupancy by Sq. Ft.

The Loan.    The U-Haul Storage Portfolio loan (the “U-Haul Storage Portfolio Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in 27 self storage properties totaling 1,211,087 sq. ft. or 11,852 units, located in 15 states (the “U-Haul Storage Portfolio Properties”) with an original principal balance of $50.0 million.  The U-Haul Storage Portfolio Loan has an anticipated 10-year term and amortizes on a 30-year amortization schedule.  The U-Haul Storage Portfolio Loan accrues interest at a fixed rate equal to 5.1248% and has a cut-off date balance of approximately $49.9 million. The U-Haul Storage Portfolio Loan has an anticipated repayment date feature and an implied extension option of up to 10 years, where interest will accrue at an increased rate equal to the greater of (i) 8.1248% and (ii) the then 10-year swap yield plus 5.30%, but in no event will the revised interest rate exceed 10.1248%. Also, all excess cash will be swept starting on the first open payment date through the maturity date (see “Anticipated Repayment Date” herein for details). Loan proceeds were used to fund upfront reserves, pay closing costs and return approximately $47.4 million of equity to the borrower.  Based on the appraised value of approximately $123.0 million, the cut-off date LTV ratio is 40.6% with remaining implied equity of approximately $73.0 million.  The U-Haul Storage Portfolio Properties were previously unencumbered.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various (15 States)	Collateral Asset Summary – Loan No. 6 U-Haul Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,948,414 40.6% 2.03x 13.5%

Sources and Uses(1)
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$50,000,000	100.0%	Reserves	$1,554,000	3.1%
			Closing Costs	1,044,062	2.1%
			Return of Equity	47,401,938	94.8%
Total Sources	$50,000,000	100.0%	Total Uses	$50,000,000	100.0%
(1)
The U-Haul Storage Portfolio Properties were unencumbered prior to the origination of U-Haul Storage Portfolio Loan. Fifteen of the 27 U-Haul Storage Portfolio Properties were acquired since 2010, with the remainder being acquired starting in 1967 for a total cost basis, including subsequent renovations, of $98.6 million.

The Borrower / Sponsor.    The borrowers, AREC 19, LLC, U-Haul Co. of Florida 19, LLC and UHIL 19, LLC are each a Nevada limited liability company structured to be bankruptcy-remote, each with two independent directors in its organizational structure. The sponsor of the borrowers and the nonrecourse carve-out guarantor is AMERCO, the parent company of U-Haul International Inc. (“U-Haul”).

AMERCO is a national self storage company with over 1,000 facilities encompassing over 38.2 million sq. ft. in all 50 states and all 10 Canadian provinces. U-Haul was founded in 1945 and is the third largest privately held self storage company in the United States. As of March 31, 2013, U-Haul consisted of approximately 112,000 trucks, 90,000 trailers and 34,000 towing devices.

As of fiscal year-end March 31, 2013, U-Haul had $1.8 billion of revenues resulting in $264.7 million of net income as well as $5.3 billion in total assets, $463.7 million of which is liquid. The market capitalization of U-Haul (NASDAQ: UHAL) as of October 15, 2013 is $3.8 billion.

The U-Haul Storage Portfolio Properties were purchased by the sponsor between 1967 and 2012 (15 of the 27 U-Haul Storage Portfolio Properties were acquired since 2010) for an aggregate cost of $82.9 million. The sponsor subsequently invested $13.9 million in capital expenditures to renovate the properties and improve performance, resulting in a total cost basis of $96.8 million.

The Properties.    The U-Haul Storage Portfolio Loan is secured by the fee interest in 27 self storage properties, totaling approximately 1,211,087 sq. ft. along with 634 boat/RV parking spaces. The U-Haul Storage Portfolio Properties are located across 15 states with five located in Florida, three each in Arizona and Texas, two each in Michigan, North Carolina, Nevada and Wisconsin and one each in Louisiana, Washington, Illinois, Alabama, Georgia, Maryland, New Jersey and Colorado. The U-Haul Storage Portfolio Properties range from 5,100 sq. ft. to 85,275 sq. ft. of storage space, or 108 units to 871 units. The unit mixes include interior and exterior storage units (45.8% climate controlled), as well as storage lockers and RV and boat parking units. As of September 19, 2013, the U-Haul Storage Portfolio Properties were 82.4% leased based on total units and 85.1% leased based on total sq. ft. U-Haul also operates its truck rental (“U-Move”) and moving supplies sales businesses along with mobile storage pod rentals and storage (“U-Box”) at each of the U-Haul Storage Portfolio Properties.

Of the 12 properties for which historical occupancies are available as of year-end 2010, occupancy increased from 53.8% as of December 31, 2010 to 88.9% as of September 19, 2013, with corresponding net cash flows increasing from approximately $1.3 million to approximately $3.8 million, or an increase of approximately 188%.

Of the 15 properties for which historical occupancies are available as of year-end 2011, occupancy increased from 60.5% as of December 31, 2011 to 86.0% as of September 19, 2013, with corresponding net cash flows increasing from approximately $2.4 million to approximately $4.6 million, or an increase of approximately 93%.

Of the 26 properties for which historical occupancies are available as of year-end 2012, occupancy increased from 73.9% as of December 31, 2011 to 85.0% as of September 19, 2013, with corresponding net cash flows increasing from approximately $6.0 million to approximately $7.3 million, or an increase of approximately 22%.

The following chart details historical occupancy and net cash flows for each of the U-Haul Storage Portfolio Properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various (15 States)	Collateral Asset Summary – Loan No. 6 U-Haul Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,948,414 40.6% 2.03x 13.5%

Historical Financial Data(1)
		Occupancy(2)				Net Cash Flow(2)
Property Name	Year Acquired	2010	2011	2012	T-12(3)	2010	2011	2012	T-12(4)
Doral	2005	41.4%	55.4%	64.1%	92.6%	$244,496	$567,838	$757,945	$862,240
Jersey City	1983	90.7%	94.6%	96.5%	96.1%	$329,127	$355,433	$375,871	$377,317
Lake Lewisville	2012	NAV	NAV	NAV	87.3%	NAV	NAV	NAV	$269,465
Sanford on Rinehart Road	2011	NAV	60.4%	77.9%	88.9%	NAV	$30,975	$392,384	$426,690
Easton	2012	NAV	NAV	94.2%	99.7%	NAV	NAV	$130,120	$325,439
Fifth Ward	2008	26.6%	39.5%	55.0%	77.4%	($13,878)	$189,257	$341,012	$394,860
Chapel Hill	2012	NAV	NAV	71.8%	92.4%	NAV	NAV	$263,388	$359,706
Oak Creek	2012	NAV	NAV	94.7%	96.8%	NAV	NAV	$173,146	$281,832
Litchfield Park	2008	72.2%	81.9%	84.9%	96.1%	$188,007	$249,553	$310,717	$336,097
Little Elm Aubrey	2010	39.2%	48.3%	74.1%	92.0%	$21,369	$112,253	$281,738	$321,383
Yakima	1984	41.2%	48.4%	72.6%	89.3%	$140,542	$172,661	$221,909	$245,466
Grayslake	2012	NAV	NAV	88.1%	91.3%	NAV	NAV	$133,899	$260,560
Nellis Air Force Base	2012	NAV	NAV	58.6%	60.7%	NAV	NAV	$295,574	$262,909
Lake Wales	2012	NAV	NAV	67.5%	72.5%	NAV	NAV	$157,243	$282,725
Plano	1994	87.5%	76.1%	79.6%	88.4%	$141,156	$198,735	$399,578	$440,826
West Tampa	1984	66.5%	56.4%	62.0%	71.5%	$167,957	$169,451	$168,921	$169,792
Leesburg	2012	NAV	NAV	79.6%	88.6%	NAV	NAV	$210,719	$272,280
8 Mile	2011	NAV	47.8%	55.8%	63.1%	NAV	$74,384	$173,095	$200,718
Loveland	2012	NAV	NAV	91.6%	97.4%	NAV	NAV	$192,147	$249,042
Wilkinson Boulevard	1967	60.3%	74.2%	78.7%	90.6%	$103,332	$194,055	$333,160	$422,119
Newnan	2011	NAV	66.7%	65.5%	77.8%	NAV	($29,860)	$163,956	$173,471
Rincon	2012	NAV	NAV	63.1%	82.2%	NAV	NAV	$53,478	$87,488
Tropicana	2012	NAV	NAV	89.3%	92.5%	NAV	NAV	$205,650	$211,090
Chandler	1984	66.3%	72.4%	79.8%	98.3%	$33,739	$86,222	$135,474	$128,315
University #2	1984	88.8%	89.8%	87.0%	95.7%	$29,483	$68,765	$77,797	$95,470
Ypsilanti	1980	80.0%	90.0%	95.5%	98.4%	($48,814)	($27,288)	$40,038	$50,233
Highway 14	1979	NAV	NAV	78.6%	84.1%	NAV	NAV	($7,502)	$30,117
(1)	Occupancy based on Sq. Ft.
(2)	Historical financial data is shown for properties for which both occupancy and net cash flows were provided.
(3)	T-12 Occupancy based on borrower provided summaries as of September 19, 2013.
(4)	T-12 Net Cash Flow for the Lake Lewisville, Easton, Oak Creek and Grayslake Properties represents partial year financials annualized over 12 months.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various (15 States)	Collateral Asset Summary – Loan No. 6 U-Haul Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,948,414 40.6% 2.03x 13.5%

Unit Mix
Property Name	Total Sq. Ft.	Total Units	Climate Controlled Units	Non-Climate Controlled Units	Parking/ RV Units	Storage Lockers
Doral	75,915	865	739	90	36	0
Jersey City	35,926	490	483	0	0	7
Lake Lewisville	78,210	582	212	302	68	0
Sanford on Rinehart Road	75,250	696	696	0	0	0
Easton	28,600	259	259	0	0	0
Fifth Ward	56,901	842	775	0	9	58
Chapel Hill	41,520	413	328	85	0	0
Oak Creek	46,200	320	42	278	0	0
Litchfield Park	5,100	299	0	68	231	0
Little Elm Aubrey	71,795	575	407	136	32	0
Yakima	44,792	488	169	319	0	0
Grayslake	39,830	276	50	160	66	0
Nellis Air Force Base	81,175	871	0	828	43	0
Lake Wales	85,275	630	303	327	0	0
Plano	22,070	271	114	112	35	10
West Tampa	42,094	518	205	313	0	0
Leesburg	48,475	485	179	253	7	46
8 Mile	43,914	554	68	486	0	0
Loveland	41,211	321	0	305	16	0
Wilkinson Boulevard	36,849	307	126	169	12	0
Newnan	59,750	304	18	273	13	0
Rincon(1)	31,211	426	0	400	26	0
Tropicana	34,125	308	0	308	0	0
Chandler	31,495	257	2	240	15	0
University #2	10,400	108	0	108	0	0
Ypsilanti(1)	16,054	130	0	105	25	0
Highway 14(1)	26,950	257	253	0	0	4
Total / Wtd. Average:	1,211,087	11,852	5,428	5,665	634	125
(1)	The Rincon, Ypsilanti and Highway 14 Properties each consist of two separate parcels of land.

Environmental Matters.    The Phase I environmental reports dated August 2013 recommended the development and implementation of an asbestos operation and maintenance plans at 10 of the U-Haul Storage Portfolio Properties, all of which are in place. Phase II reports were recommended for 13 of the properties. Environmental insurance, purchased in lieu of the Phase II reports, was issued by Steadfast Insurance Company. Such insurance has a $2.0 million loss limit and $6.0 million aggregate limit covering a period which extends three years after the anticipated repayment date of the U-Haul Storage Portfolio Loan.

The Market.    The US self storage market encompassed over 50,000 self storage facilities totaling approximately 3.0 billion sq. ft. in 2012 according to the Self-Storage Almanac 2013 (MiniCo, Inc.). The customer base for self storage is broken down into four categories: residential, commercial, student, and military, of which residential represents approximately 69% of the unit mix. On a weighted average basis, the monthly rent per unit and monthly rent PSF at the U-Haul Storage Portfolio Properties are 18.1% and 13.0% below market respectively. The below chart depicts market information compared to the U-Haul Storage Portfolio Properties and local demographics.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various (15 States)	Collateral Asset Summary – Loan No. 6 U-Haul Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,948,414 40.6% 2.03x 13.5%

Market Comparison
				Market Comparables(1)			3-Mile Radius
Property Name	Monthly Rent Per Unit (2)	Monthly Rent PSF(3)	Occupancy(4)	Monthly Rent Per Unit	Monthly Rent PSF	Occupancy	Population	Median Household Income
Doral	$93	$1.03	93%	$102	$1.12	94%	186,863	$30,280
Jersey City	$120	$1.64	96%	$121	$1.65	NAV	353,496	$60,521
Lake Lewisville	$114	$0.76	87%	$133	$0.87	89%	71,835	$48,523
Sanford on Rinehart Road	$82	$0.76	89%	$92	$0.85	84%	44,847	$53,418
Easton	$165	$1.49	100%	$166	$1.50	89%	18,632	$62,090
Fifth Ward	$60	$0.87	77%	$112	$1.03	86%	190,419	$29,682
Chapel Hill	$124	$1.24	92%	$131	$1.29	96%	10,020	$76,228
Oak Creek	$121	$0.84	97%	$121	$0.84	96%	45,373	$60,329
Litchfield Park	$95	$1.15	96%	$113	$1.43	76%	14,443	$65,737
Little Elm Aubrey	$89	$0.69	92%	$99	$0.75	86%	25,693	$73,050
Yakima	$64	$0.69	89%	$75	$0.81	95%	73,803	$33,774
Grayslake	$130	$0.81	91%	$165	$0.87	88%	54,683	$87,314
Nellis Air Force Base	$51	$0.53	61%	$79	$0.81	73%	161,165	$39,941
Lake Wales	$67	$0.49	73%	$95	$0.70	83%	20,170	$40,259
Plano	$120	$1.27	88%	$120	$1.20	91%	112,262	$68,526
West Tampa	$62	$0.76	71%	$87	$1.11	84%	92,498	$33,548
Leesburg	$65	$0.65	89%	$74	$0.73	82%	13,867	$36,836
8 Mile	$65	$0.83	63%	$105	$1.32	92%	126,251	$36,801
Loveland	$99	$0.76	97%	$101	$0.74	97%	56,382	$51,801
Wilkinson Boulevard	$82	$0.68	91%	$87	$0.69	79%	20,255	$36,228
Newnan	$95	$0.47	78%	$127	$0.62	79%	23,162	$63,963
Rincon	$51	$0.68	82%	$66	$0.86	85%	91,023	$37,314
Tropicana	$94	$0.85	92%	$102	$0.92	79%	119,166	$38,489
Chandler	$99	$0.78	98%	$104	$0.80	75%	94,947	$38,399
University #2	$89	$0.92	96%	$93	$0.97	83%	57,912	$29,354
Ypsilanti	$97	$0.70	98%	$104	$0.68	90%	59,768	$39,409
Highway 14	$78	$0.74	84%	$89	$0.85	79%	42,403	$28,312
Wtd. Average:	$86	$0.80	85%	$105	$0.92	86%	83,897	$47,855
(1)	Source: Appraisals
(2)	Based on in place rent as of September 19, 2013.
(3)	Monthly Rent PSF excludes revenues from the RV and boat parking spaces.
(4)	Based on rent roll as of September 19, 2013, which is based on Sq. Ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various (15 States)	Collateral Asset Summary – Loan No. 6 U-Haul Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,948,414 40.6% 2.03x 13.5%

Cash Flow Analysis.

Cash Flow Analysis
	2012(1)	T-12 6/30/2013(2)	U/W	U/W PSF

Base Rent (3)	$7,969,655	$9,662,731	$10,159,407	$8.39
Value of Vacant Space	0	0	4,237,982	3.50
Gross Potential Rent	$7,969,655	$9,662,731	$14,397,389	$11.89
Total Recoveries	0	0	0	0.00
Total Other Income(4)	$2,602,916	3,059,879	1,480,326	1.22
Less: Vacancy(5)	0	0	(4,237,982)	3.50
Effective Gross Income	$10,572,572	$12,722,610	$11,639,733	$9.61
Total Operating Expenses	$4,465,364	5,184,961	4,875,958	4.03
Net Operating Income	$6,107,207	$7,537,649	$6,763,775	$5.58
TI/LC	0	0	0	0.00
Capital Expenditures	0	0	122,223	0.10
Net Cash Flow	$6,107,207	$7,537,649	$6,641,552	$5.48

(1)	Fourteen of the 27 U-Haul Storage Portfolio Properties were acquired in 2011 and 2012. As such, complete operating statements for the entire U-Haul Storage Portfolio prior to 2012 are unavailable.
(2)	T-12 Net Cash Flow for the Lake Lewisville, Easton, Oak Creek and Grayslake Properties represents partial year financials annualized over 12 months.
(3)	U/W Base Rent based on in-place rent roll as of August 13, 2013.
(4)
Total Other Income consists of U-Move and U-Box revenue. The appraisals estimated that 14% of U-Move revenue and 100% of U-Box revenue is allocable to the storage aspect of the business, and as such, is attributed at the property level and reflected in the historical operating statements.  U/W Total Other Income represents 50% of the 14% allocated U-Move revenue and 33% of the U-Box revenue.

(5)	U/W Vacancy based on T-12 actual vacancy for 14 of the properties and T-6 implied vacancy for 13 of the properties.

Property Management.    The U-Haul Storage Portfolio Properties are managed by 15 separate affiliates of U-Haul and the sponsors.

Lockbox / Cash Management.    The U-Haul Storage Portfolio Loan is structured with a soft lockbox and springing cash management. The borrowers and property managers collect rents at the U-Haul Storage Portfolio Properties and are required to deposit such amounts into a lockbox account. Upon a cash management trigger, all amounts in the lockbox account will be transferred into the cash management account, and all excess cash flow is held as additional collateral. In place cash management is triggered upon (i) an event of default, (ii) the failure of the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of 1.25x, (iii) the borrower’s failure to provide evidence of payments of real estate taxes or that the properties are insured or (iv) the payment date that is three payment dates prior to the anticipated repayment date.

Initial Reserves.    At closing, the borrower deposited (i) $767,500 into a tax reserve account, (ii) $126,500 into an insurance reserve account and (iii) $660,000 into an immediate repairs account, which represents 125% of the estimated cost of, among other things, the replacement of roofs and asphalt repairs.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) $10,130 into a replacement reserve subject to a cap of $61,112. The borrower is required to deposit 1/12 of annual real estate taxes upon (i) an event of default, (ii) if the balance of the tax reserve account falls below an amount sufficient to pay six months of taxes or (iii) if the borrower fails to furnish evidence of satisfactory payment of all taxes due. The borrower is required to deposit 1/12 of the annual insurance premiums upon (i) an event of default, (ii) if an acceptable blanket insurance policy is no longer in place, (iii) if the balance of the insurance reserve account falls below an amount sufficient to pay six months of insurance premiums or (iv) if the borrower fails to furnish evidence of satisfactory payment of all insurance premiums.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.    None.

Substitution.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various (15 States)	Collateral Asset Summary – Loan No. 6 U-Haul Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,948,414 40.6% 2.03x 13.5%

Anticipated Repayment Date. The U-Haul Storage Portfolio Loan has an anticipated repayment date feature with an implied extension option of up to 10 years, where interest will accrue at a rate equal to the greater of (i) 8.1248% and (ii) the then 10-year swap yield plus 5.30%, but in no event will the revised interest rate exceed 10.1248%. Commencing on the anticipated repayment date and on each payment date thereafter, the borrower is required to deposit all excess cash flow after debt service with the lender, and the lender shall apply the amounts as follows: (1) interest in an amount equal to the initial term interest rate of 5.1248%, (2) to the reduction of the principal balance until the entire outstanding principal balance is paid in full, and (3) to the payment of accrued interest on the note until all accrued interest on the note is paid in full. Interest accrued at the extension term interest rate (as explained in (i), (ii), and (iii) above) and not paid pursuant to clause (3), shall be added to the outstanding principal balance of the U-Haul Storage Portfolio Loan on the first day following such payment date and shall accrue interest at the extension term interest rate (as explained in (i), (ii), and (iii) above).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various (15 States)	Collateral Asset Summary – Loan No. 6 U-Haul Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,948,414 40.6% 2.03x 13.5%

CANADA
Seattle
WA
Portland
OR
Boise
ID
MT
ND
MN
SD
WY
NE
IA
NV
UT
CO
KS
MO
IL
IN
OH
MI
WI
NY
PA
KY
WV
VA
TN
NC
SC
AL
GA
MS
AR
OK
LA
TX
NM
AZ
CA
FL
ME
Minneapolis
Rapid City
Casper
Salt Lake City
San Francisco
Denver
Omaha
Kansas City
St. Louis
Chicago
Detroit
Boston
New York
Philadelphia
Washington DC
Nashville
Atlanta
Las Vegas
Los Angeles
San Diego
Phoenix
Albuquerque
Oklahoma City
Little Rock
Dallas
San Antonio
Houston
New Orleans
Jacksonville
Orlando
Miami
PACIFIC OCEAN
ATLANTIC OCEAN
Gulf of Mexico
MEXICO

U-HAUL STORAGE PORTFOLIO

1	Doral	8700 Northwest 77th Court	Medley	FL	33166
2	Jersey City	276 Tonnele Avenue	Jersey City	NJ	07306
3	Lake Lewisville	811 East State Highway 121	Lewisville	TX	75057
4	Sanford on Rinehart Road	1811 Rinehart Road	Sanford	FL	32771
5	Easton	8627 Ocean Gateway	Easton	MD	21601
6	Fifth Ward	1500 South First Street	Milwaukee	WI	53204
7	Chapel Hill	102 Vickers Road	Chapel Hill	NC	27517
8	Oak Creek	611 West Puetz Road	Oak Creek	WI	53154
9	Litchfield Park	16835 West Northern Avenue	Litchfield Park	AZ	85340
10	Little Elm Aubrey	26778 US Highway 380 East	Aubrey	TX	76227
11	Yakima	1122 South 1st Street	Yakima	WA	98901
12	Grayslake	19251 West Washington Street	Grayslake	IL	60030
13	Nellis Air Force Base	5250 East Craig Road	Las Vegas	NV	89115
14	Lake Wales	24789 US Highway 27 North	Lake Wales	FL	33859
15	Plano	4101 West Plano Parkway	Plano	TX	75093
16	West Tampa	4406 West Hillsborough Avenue	Tampa	FL	33614
17	Leesburg	29008 US Highway 27	Leesburg	FL	34748
18	8 Mile	19510 West 8 Mile Road	Southfield	MI	48075
19	Loveland	3305 North Lincoln Avenue	Loveland	CO	80538
20	Wilkinson Boulevard	9136 Wilkinson Boulevard	Charlotte	NC	28214
21	Tropicana	4950 Duneville Street	Las Vegas	NV	89118
22	Rincon	6301 East Golf Links Road	Tucson	AZ	85730
23	Newnan	41 Aces Drive	Newnan	GA	30265
24	Chandler	1375 North Arizona Avenue	Chandler	AZ	85225
25	University #2	4400 University Drive Northwest	Huntsville	AL	35816
26	Ypsilanti	2714 Washtenaw Road and 2225 Parkwood	Ypsilanti	MI	48197, 48198
27	Highway 14	1011 Highway 14 and 4830 Opelousas Street	Lake Charles	LA	70601, 70615

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10-51 Gusabel Avenue Nashua, NH 03063	Collateral Asset Summary – Loan No. 7 Nashua Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 75.0% 1.33x 9.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10-51 Gusabel Avenue Nashua, NH 03063	Collateral Asset Summary – Loan No. 7 Nashua Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 75.0% 1.33x 9.1%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Anchored Retail
Sponsor:	Edward C. Gordon; Robert F. Gordon			Collateral:	Fee Simple
Borrower:	Vickerry Realty Co. Trust; Vickerry			Location:	Nashua, NH
	Realty Co. Limited Partnership			Year Built / Renovated:	1960 / 2006
Original Balance:	$45,000,000			Total Collateral Sq. Ft.:	311,313
Cut-off Date Balance:	$45,000,000			Property Management:	MEG Asset Management Inc.
% by Initial UPB:	3.8%			Underwritten NOI:	$4,073,995
Interest Rate:	5.0400%			Underwritten NCF:	$3,874,723
Payment Date:	6th of each month			Appraised Value:	$60,000,000
First Payment Date:	December 6, 2013			Appraisal Date:	July 11, 2013
Maturity Date:	November 6, 2023
Amortization:	360 months			Historical NOI
Additional Debt:	None			2012 NOI:	$3,964,324 (December 31, 2012)
Call Protection:	L(24), D(91), O(5)			2011 NOI:	$3,580,618 (December 31, 2011)
Lockbox / Cash Management:	Hard / Springing			2010 NOI:	$4,140,193 (December 31, 2010)

Reserves(1)				Historical Occupancy
	Initial		Monthly	Current Occupancy:	100.0% (October 2, 2013)
Taxes:	$360,503		$60,084	2012 Occupancy:	100.0% (December 31, 2012)
Insurance:	$40,062		$3,642	2011 Occupancy:	100.0% (December 31, 2011)
Replacement:	$215,000		$3,260	2010 Occupancy:	100.0% (December 31, 2010)
TI/LC:	$250,000		$8,821	(1) See “Initial Reserves” and “Ongoing Reserves” herein.
Required Repairs:	$5,813		NAP
Lease Sweep:	$0		Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$145
Balloon Balance / Sq. Ft.:		$119
Cut-off Date LTV:		75.0%
Balloon LTV:		61.7%
Underwritten NOI DSCR:		1.40x
Underwritten NCF DSCR:		1.33x
Underwritten NOI Debt Yield:		9.1%
Underwritten NCF Debt Yield:		8.6%
Underwritten NOI Debt Yield at Balloon:		11.0%
Underwritten NCF Debt Yield at Balloon:		10.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10-51 Gusabel Avenue Nashua, NH 03063	Collateral Asset Summary – Loan No. 7 Nashua Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 75.0% 1.33x 9.1%

Tenant Summary
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF	Total Sales (000s)(2)	Sales PSF(2)	Occupancy Cost (% of Sales)(2)(3)

Anchor Tenants
Kohl’s	BBB+/Baa1/BBB+	86,584	27.8%	1/31/2023(4)	$11.61	NAV	NAV	NAV
Burlington Coat Factory	NR/Caa1/B	70,000	22.5%	2/28/2019	$3.96	$8,850	$126	6.1%
Christmas Tree Shops	NR/NR/BBB+	50,444	16.2%	12/31/2022(5)	$18.55	$18,065	$358	5.5%
Babies “R” Us	B-/Caa1/B	38,000	12.2%	1/31/2020(6)	$10.00	NAV	NAV	NAV
LL Bean	NR/NR/NR	16,149	5.2%	7/31/2019	$17.53	$4,110	$255	7.4%
Total Anchor Tenants		261,177	83.9%		$11.03

In-line Tenants (<10,000 sq. ft.)		50,136	16.1%		$28.96	NAV	NAV	NAV
Total Occupied Collateral		311,313	100.0%		$13.92

Vacant		0	0.0%
Total Collateral		311,313	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Total Sales (000s), Sales PSF and Occupancy Cost (% of Sales) are provided by the borrower and only include tenants reporting an entire 12 months of sales as of December 31, 2012. Based on a percentage of collateral square feet, approximately 52.3% of anchor tenants and 43.9% of total tenants reported sales for the period.

(3)	Occupancy Cost (% of Sales) excludes energy and water reimbursement.
(4)	Kohl’s has two 10-year renewal options with nine months prior notice with rent set at $13.35 PSF and $14.68 PSF for the first and second renewal terms, respectively.
(5)
Christmas Tree Shops has three 10-year renewal options with 12 months prior notice with rent set at $21.41 PSF for years one through five and $22.80 PSF for years six through 10 of the first renewal term.

(6)
Babies “R” Us has one 10-year renewal option followed by five five-year renewal options with nine months prior notice with rent set at $13.31 PSF for years one through five and $14.64 PSF for years six through 10 of the first renewal term.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	1	6,800	2.2%	6,800	2.2%	$16.47	2.6%	2.6%
2014	4	10,727	3.4%	17,527	5.6%	$25.55	6.3%	8.9%
2015	2	3,243	1.0%	20,770	6.7%	$20.96	1.6%	10.5%
2016	1	1,650	0.5%	22,420	7.2%	$81.82	3.1%	13.6%
2017	1	1,687	0.5%	24,107	7.7%	$21.16	0.8%	14.4%
2018	1	1,300	0.4%	25,407	8.2%	$24.62	0.7%	15.2%
2019	6	102,590	33.0%	127,997	41.1%	$10.64	25.2%	40.3%
2020	1	38,000	12.2%	165,997	53.3%	$10.00	8.8%	49.1%
2021	0	0	0.0%	165,997	53.3%	$0.00	0.0%	49.1%
2022	1	50,444	16.2%	216,441	69.5%	$18.55	21.6%	70.7%
2023	3	94,872	30.5%	311,313	100.0%	$13.39	29.3%	100.0%
Thereafter	0	0	0.0%	311,313	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	311,313	100.0%	NAP	NAP
Total / Wtd. Avg.	21	311,313	100.0%			$13.92	100.0%
(1)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the site plan.

The Loan.    The Nashua Mall loan (the “Nashua Mall Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 311,313 sq. ft. anchored retail power center located at 10-51 Gusabel Avenue in Nashua, New Hampshire (the “Nashua Mall Property”) with an original principal balance of $45.0 million. The Nashua Mall Loan has a 10-year interest only term and amortizes on 30-year amortization schedule. The Nashua Mall Loan accrues interest at a fixed rate equal to 5.0400% per annum and has a cut-off date balance of $45.0 million. Loan proceeds were used to retire existing debt of approximately $31.2 million, fund upfront reserves of

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10-51 Gusabel Avenue Nashua, NH 03063	Collateral Asset Summary – Loan No. 7 Nashua Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 75.0% 1.33x 9.1%

approximately $0.9 million and pay closing costs of approximately $0.6 million, giving the sponsor a return of equity of approximately $12.3 million. Based on the appraised value of $60.0 million as of July 11, 2013, the cut-off date LTV ratio is 75.0% and the remaining implied equity is $15.0 million. The most recent prior financing of the Nashua Mall Property was included in the CGCMT 2004-C1 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$45,000,000	100.0%	Loan Payoff	$31,240,994	69.4%
			Reserves	$871,378	1.9%
			Closing Costs	$554,148	1.2%
			Return of Equity	$12,333,480	27.4%
Total Sources	$45,000,000	100.0%	Total Uses	$45,000,000	100.0%

The Borrower / Sponsor.    The borrowers are Vickerry Realty Co. Trust (the “Trust”) and Vickerry Realty Co. Limited Partnership (the “Limited Partnership”; the Trust and the Limited Partnership are collectively, the “Borrower”). The Trust holds title to the Nashua Mall Property for the benefit of the Limited Partnership (which is a New Hampshire limited partnership and the beneficiary of the Trust). The Borrower is structured to be bankruptcy remote and the Trust has two independent trustees and the Limited Partnership has two independent directors in its organizational structure. The Trust, and the Limited Partnership, vis-à-vis its ownership of the beneficial interest in the Trust, owned properties (collectively, the “Previously Owned Property”) other than the Nashua Mall Property. Title to the Previously Owned Property was conveyed out of the Trust and, as of the closing date of the Nashua Mall Loan, the Trust (and the Limited Partnership vis-à-vis its ownership of the beneficial interest in the Trust) owns no property other than the Nashua Mall Property. All of the Previously Owned Property was conveyed out of the Trust during or prior to calendar year 2004, except for an approximately 2,908 sq. ft. parcel which was conveyed to the owner of an abutting property in 2013 pursuant to a lot line adjustment from 2002.

The sponsors of the borrower and the nonrecourse carve-out guarantors are Edward C. Gordon and Robert F. Gordon, on a joint and several basis.

The Gordon family has developed and owned real estate properties in New Hampshire and Massachusetts since 1946 and was the developer of the Nashua Mall Property. Robert F. Gordon wholly owns Vickerry Realty, Inc. and Edward C. Gordon serves as the company’s President. As of September 2012, Robert F. Gordon and Edward C. Gordon had combined net worth and liquidity of approximately $66.0 million and $8.2 million, respectively.

The Property.    The Nashua Mall Property consists of 311,313 sq. ft. of an anchored power retail center located 43 miles northwest of Boston, Massachusetts. Constructed in 1960 and renovated in 2006, the Nashua Mall Property was 100.0% occupied as of October 2, 2013 by 21 tenants. The Nashua Mall Property is anchored by Home Depot (adjacent to the Nashua Mall Property and not part of the collateral for the Nashua Mall Loan), Kohl’s (rated BBB+/Baa1/BBB+ by Fitch/Moody’s/S&P), Burlington Coat Factory (rated Caa1/B by Moody’s/S&P), Christmas Tree Shops (rated BBB+ by S&P), Babies “R” Us (rated B-/Caa1/B by Fitch/Moody’s/S&P) and LL Bean. Other tenants at Nashua Mall Property include several nationally recognized tenants such as Starbucks, Subway, Denny’s, Bugaboo Creek and Radio Shack, among others. The second largest tenant at the Nashua Mall Property, Burlington Coat Factory, reported 2012 sales of $126 PSF, 23.5% greater than Burlington Coat Factory’s 2012 national average of $102 PSF. Approximately 75.8% of the net rentable area at the Nashua Mall Property is occupied by tenants that have been in occupancy for over 10 years.

The subsequent chart represents historical sales PSF for tenants reporting sales at the Nashua Mall Property.

Historical Sales(1)
	2011		2012
	Sales PSF	Occupancy Cost	Sales PSF	Occupancy Cost
Burlington Coat Factory	$103	7.6%	$126	6.1%
Christmas Tree Shops	$359	5.5%	$358	5.5%
LL Bean	$256	7.3%	$255	7.4%
(1)	Historical Sales information is based on historical operating statements provided by the borrower.

Environmental Matters.    The Phase I environmental report dated July 22, 2013 recommended no further action at the Nashua Mall Property other than the development and implementation of an asbestos operation and maintenance plan, which is currently in place.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10-51 Gusabel Avenue Nashua, NH 03063	Collateral Asset Summary – Loan No. 7 Nashua Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 75.0% 1.33x 9.1%

The Market.    The Nashua Mall Property is located 43 miles northwest of Boston, Massachusetts in Nashua, New Hampshire. US Route 3, a north-south highway that runs from Cambridge, Massachusetts to the Canadian border, is located adjacent to the Nashua Mall Property. Nashua is a suburban town and the second largest city in the state of New Hampshire. The population within a five-mile radius of the Nashua Mall Property is currently 115,093, a 1.2% increase over the population in 2000. Over the next five years, the population is expected to increase by 0.3%.  Within this five-mile radius of the Nashua Mall Property, the current estimated average household income is $86,495. In 2012, Nashua was ranked the 92nd best place to live in the US by Money Magazine’s annual “Best Places to Live” report.

The Southern New Hampshire retail submarket cluster is located within the greater Boston retail market and is comprised of three submarkets: Hillsborough, Rockingham and Strafford County. The subsequent chart summarizes the Nashua Mall Property’s submarket, submarket cluster and market performance as of the first quarter of 2013.

Retail Power Center Market Data(1)
	Hillsborough Submarket	Southern New Hampshire Submarket Cluster	Boston Market
# of Centers	3	7	37
Existing Inventory (Sq. Ft.)	1,223,207	2,644,071	15,683,574
Vacancy	5.9%	3.8%	4.2%
YTD Net Absorption (Sq. Ft.)	0	0	(79,046)
YTD Deliveries (Sq. Ft.)	0	0	0
Under Construction (Sq. Ft.)	0	0	0
Avg. Quoted Rate (PSF)	$12.99	$12.99	$11.47
(1)	Source: Market report as of Q1 2013

The state of New Hampshire does not have sales tax and the Nashua Mall Property’s location proximate to the Massachusetts border makes the city an attractive area for both retailers and consumers.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	U/W	U/W PSF
Base Rent(1)	$4,061,108	$4,171,683	$4,546,375	$14.60
Value of Vacant Space	0	0	0	0.00
Gross Potential Rent	$4,061,108	$4,171,683	$4,546,375	$14.60
Total Recoveries	973,400	1,285,605	1,331,393	4.28
Total Other Income	0	0	0	0.00
Less: Mark to Market	0	0	(134,392)	(0.43)
Less: Vacancy(2)	0	0	(155,791)	(0.50)
Effective Gross Income	$5,034,508	$5,457,288	$5,587,585	$17.95
Total Operating Expenses	1,453,889	1,492,964	1,513,591	4.86
Net Operating Income	$3,580,618	$3,964,324	$4,073,995	$13.09
TI/LC	0	0	152,575	0.49
Capital Expenditures	0	0	46,697	0.15
Net Cash Flow	$3,580,618	$3,964,324	$3,874,723	$12.45

(1)	U/W Base Rent Includes $213,027 in contractual step rent through June 2014.
(2)	U/W Vacancy represents 2.7% of gross income.

Property Management.  The Nashua Mall Property is managed by MEG Asset Management Inc., a borrower affiliate.

Lockbox / Cash Management.    The Nashua Mall Loan is structured with a hard lockbox and springing cash management. All rents and other payments will be deposited directly into a clearing account controlled by the lender and are then transferred to an account controlled by the borrower until the occurrence of a Trigger Period (as defined below).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10-51 Gusabel Avenue Nashua, NH 03063	Collateral Asset Summary – Loan No. 7 Nashua Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 75.0% 1.33x 9.1%

A “Trigger Period” will begin commence upon the occurrence of (i) an event of default, (ii) if the DSCR for the trailing 12-month period is less than 1.15x or (iii) the commencement of a Lease Sweep Period (as defined below). A Trigger Period will end upon (a) with respect to clause (i), if the event of default has been cured, (b) with respect to clause (ii), if the DSCR for the trailing 12-month period is at least 1.20x for two consecutive calendar quarters and (c) with respect to clause (iii), the Lease Sweep Period has ended.

A “Lease Sweep Period” will occur upon (i) with respect to the Christmas Tree Shops lease or the Kohl’s lease (each, a “Lease Sweep Lease” and collectively, the “Lease Sweep Leases”), (a) 18 months prior to the earliest stated expiration of each lease if (1) the balance of the TI/LC reserve account is less than $650,000, (2) the physical occupancy at the Nashua Mall Property is less than 90.0% or (3) the debt yield of the Nashua Mall Loan is less than 8.0%, or, if a Lease Sweep Period has not commenced in accordance with the immediately foregoing (i)(a), the latest date required under a Lease Sweep Lease by which the tenant thereunder is required to give notice of its exercise of a renewal option thereunder (and such renewal is not so exercised); (ii) the receipt by Borrower or Manager of notice from any tenant under a Lease Sweep Lease exercising its right to terminate its Lease Sweep Lease; (iii) a tenant under any Lease Sweep Lease surrenders, cancels or terminates its lease (or 50% or more of the space demised thereunder) prior to its then current expiration date; (iv) all tenants under Lease Sweep Leases discontinue its business (i.e., “goes dark”) at its respective demised premises (or 50% or more of each space demised under a Lease Sweep Lease); (v) a monetary default under a Lease Sweep Lease that continues beyond any applicable notice and cure period which monetary default exceeds in the aggregate $10,000; or (vi) a bankruptcy or other insolvency event involving a tenant (or its direct or indirect parent company).

Initial Reserves.    At closing, the borrower deposited (i) $360,503 into a tax reserve account, (ii) $40,062 into an insurance reserve account, (iii) $215,000 into a replacement reserve account, (iv) $250,000 into a reserve account for future tenant improvements and leasing commissions and (v) $5,813 into a reserve for required repairs.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $60,084, into a tax reserve account, (ii) 1/12 of the estimated annual insurance, which currently equates to $3,642, into an insurance reserve account, (iii) $3,260 into a replacement reserve account, (iv) $8,821 into a reserve account for future tenant improvements and leasing commissions; provided, however, that Borrower shall not be obligated to make ongoing monthly deposits to the TI/LC reserve at any time when the balance therein equals or exceeds $775,500 and (v) during a Lease Sweep Period, excess cash is deposited into the lease sweep account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10-51 Gusabel Avenue Nashua, NH 03063	Collateral Asset Summary – Loan No. 7 Nashua Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 75.0% 1.33x 9.1%

BANK
BUILDING E
YOU'RE FIRED
RUNNERS ALLEY
AMY'S
Hallmark
SUBWAY
PLANET BEACH
MARQUISE JEWELERS
AVA NAILS
BENJAMIN'S DRY CLEANING
COLISEUM AVENUE
BROAD STREET (NH ROUTE 130)
BUILDING E
KOHL'S
Burlington coat factory
Christmas Tree Shops
L.L.Bean
BABIES R US
BANK
OFFICE BUILDING
OFFICE BUILDING
RadioShack
GUSABEL AVENUE
HALUWA Restaurant & Lounge
Denny's
BUGABOO CREEK STEAKHOUSE
Wendy's
NASHUA RIVER
F.E. EVERETT TURNPIKE
N
Anchor / Major
Non Anchor / In-line
Leased Parcel
Not Part of Collateral

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10-51 Gusabel Avenue Nashua, NH 03063	Collateral Asset Summary – Loan No. 7 Nashua Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 75.0% 1.33x 9.1%

CARTIFACT
Nashua Mall
10-51 Gusabel Avenue
Nashua, NH 03063
NEW HAMPSHIRE
MASSACHUSETTS
Nashua
EVERETT TURNPIKE (TOLL ROAD)
EVERETT TURNPIKE
Nashua Community College
Somerset Plaza
BOIRE FIELD AIRPORT
Daniel Webster College
Holman Stadium
Greeley Park
Mine Falls Park
St Joseph Hospital
Globe Plaza
Nashua Country Club
Overlook Country Club
Sky Meadow Country Club
Green Meadow Golf Club
Whip-Poor-Will Golf Course
Royal Ridge Plaza
Southgate Plaza
Pheasant Lane Mall
CONTINENTAL BLVD
AMHERST ST
BROAD ST
W HOLLIS ST
E HOLLIS ST
CONCORD ST
FERRY ST
CENTRAL ST
LOWELL RD
DERRY RD
CHARLES BANCROFT HWY
NORTHEASTERN BLVD
MAIN DUNSTABLE RD
E DUNSTABLE RD
SEARLES RD
RIDGE RD
DANIEL WEBSTER HWY
RIVER RD
3
3A
101A
102
111
111A
130
Haverhill
Methuen
Lawrence
Lowell
Salem
Peabody
Woburn
Melrose
Lynn
Lexington
Malden
Medford
Boston

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2900 K Street NW Washington, DC 20007	Collateral Asset Summary – Loan No. 8 Harbourside North	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,500,000 73.3% 1.26x 8.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2900 K Street NW Washington, DC 20007	Collateral Asset Summary – Loan No. 8 Harbourside North	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,500,000 73.3% 1.26x 8.9%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	CBD Office
Sponsor:	A. Russell Kirk; Alan R. Novak			Collateral(6):	Leasehold
Borrower:	Lano/Armada Harbourside, L.L.C.			Location:	Washington, DC
Original Balance:	$39,500,000			Year Built / Renovated:	2006 / NAP
Cut-off Date Balance:	$39,500,000			Total Sq. Ft.:	121,983
% by Initial UPB:	3.3%			Property Management:	CBRE, Inc.
Interest Rate:	5.4640%			Underwritten NOI(7):	$3,518,503
Payment Date:	6th of each month			Underwritten NCF:	$3,366,024
First Payment Date:	September 6, 2013			Appraised Value:	$53,900,000
Maturity Date:	August 6, 2023			Appraisal Date:	May 22, 2013
	Interest only for 24 months; 360
Amortization:	months thereafter			Historical NOI
Additional Debt:	None			Most Recent NOI:	$4,232,993 (T-12 April 1, 2013)
Call Protection:	L(27), D(89), O(4)			2012 NOI:	$4,298,728 (December 31, 2012)
Lockbox / Cash Management:	Hard / In Place			2011 NOI:	$3,678,230 (December 31, 2011)
				2010 NOI:	$4,007,948 (December 31, 2010)
Reserves(1)
	Initial		Monthly	Historical Occupancy
Taxes:	$549,375		$109,875	Current Occupancy:	94.0% (May 31, 2013)
Insurance:	$55,350		$27,675	2012 Occupancy:	94.1% (December 31, 2012)
Required Repairs:	$4,375		NAP	2011 Occupancy:	94.1% (December 31, 2011)
Replacement:	$0		$2,541	2010 Occupancy:	97.8% (December 31, 2010)
TI/LC:	$500,000		$10,165
(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   The Harbourside North Property is subject to a condominium regime, which includes six residential units in addition to the five collateral office units. The borrower controls 71.4% of the condominium units (which equates to an 80% interest in the common elements and a controlling interest in the condominium board).
(3)   The Harbourside North Property is subject to a ground lease. The monthly ground rent reserve represents 1/12 of the annual ground rent, which currently equates to $115,000. See “Ground Lease” herein.
(4)   The borrower deposited $500,000 into a reserve for potential amounts owed to the adjacent property for overpayments related to HVAC equipment.
(5)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.61x and 1.54x, respectively.
(6)   See “Ground Lease” herein.
(7)   The decrease from Most Recent NOI to Underwritten NOI is primarily due to the bifurcation of the fee and leasehold interests and subsequent sale of the fee interest. The bifurcation resulted in an average ground rent payment of approximately $1.69 million through the end of the Harbourside North Loan term.

Condominium(2):	$122,090		$122,090
Ground Rent(3):	$115,000		$115,000
Lease Sweep:	$0		Springing
Other (4):	$500,000		NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:		$324
Balloon Balance / Sq. Ft.:		$283
Cut-off Date LTV:		73.3%
Balloon LTV:		64.1%
Underwritten NOI DSCR(5):		1.31x
Underwritten NCF DSCR(5):		1.26x
Underwritten NOI Debt Yield:		8.9%
Underwritten NCF Debt Yield:		8.5%
Underwritten NOI Debt Yield at Balloon:		10.2%
Underwritten NCF Debt Yield at Balloon:		9.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2900 K Street NW Washington, DC 20007	Collateral Asset Summary – Loan No. 8 Harbourside North	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,500,000 73.3% 1.26x 8.9%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(1)	% of Total U/W Base Rent	Lease Expiration(2)
Katten Muchin Rosenman, LLP	NR/NR/NR(3)	72,258	59.2%	$51.39	64.9%	5/31/2023(4)
Sedgwick LLP	NR/NR/NR	20,145	16.5%	$47.31	16.6%	3/31/2019
JM Zell Partners, LTD.	NR/NR/NR	8,714	7.1%	$52.53	8.0%	3/31/2019
Summit Materials, LLC	NR/NR/NR	7,100	5.8%	$44.16	5.5%	8/31/2017
City Interests, LLC	NR/NR/NR	3,776	3.1%	$45.26	3.0%	5/31/2014
Bavarian Nordic, Inc.	NR/NR/NR	2,718	2.2%	$43.08	2.0%	5/31/2014
Total Occupied Collateral		114,711	94.0%	$49.91	100.0%
Vacant		7,272	6.0%
Total		121,983	100.0%

(1)	Katten Muchin Rosenman, LLP (“Katten”), Sedgwick LLP (“Sedgwick”) and City Interests, LLC operate under NNN leases. All remaining tenants operate under gross leases.
(2)
Katten has two five-year extension options and Sedgwick has one five-year extension option. Additionally, Katten has an ongoing right of first offer to lease any available office space. A full excess cash flow sweep will occur 18 months and 24 months prior to the Sedgwick and Katten lease expiration dates, respectively.

(3)	In 2012, Katten was ranked as 62nd for gross revenue among The American Lawyer’s Publication ‘Am Law 100’ survey.
(4)	Katten has the right to terminate its lease effective after May 31, 2018, with 24 months prior notice, and subject to a termination fee equal to approximately $11.2 million ($155 PSF).

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	2	6,494	5.3%	6,494	5.3%	$44.35	5.0%	5.0%
2015	0	0	0.0%	6,494	5.3%	$0.00	0.0%	5.0%
2016	0	0	0.0%	6,494	5.3%	$0.00	0.0%	5.0%
2017	1	7,100	5.8%	13,594	11.1%	$44.16	5.5%	10.5%
2018	0	0	0.0%	13,594	11.1%	$0.00	0.0%	10.5%
2019(2)	2	28,859	23.7%	42,453	34.8%	$48.89	24.6%	35.1%
2020	0	0	0.0%	42,453	34.8%	$0.00	0.0%	35.1%
2021	0	0	0.0%	42,453	34.8%	$0.00	0.0%	35.1%
2022	0	0	0.0%	42,453	34.8%	$0.00	0.0%	35.1%
2023(3)	1	72,258	59.2%	114,711	94.0%	$51.39	64.9%	100.0%
Thereafter	0	0	0.0%	114,711	94.0%	$0.00	0.0%	100.0%
Vacant	NAP	7,272	6.0%	121,983	100.0%	NAP	NAP
Total / Wtd. Avg.	6	121,983	100.0%			$49.91	100.0%

(1)
Certain tenants may have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

(2)
Leases expiring in 2019 include Sedgwick and JM Zell Partners, LTD. A full excess cash flow sweep will occur 18 months prior to the Sedgwick lease expiration date. Sedgwick has one five-year extension option.

(3)
Leases expiring in 2023 include Katten, which has two five-year extension options along with an ongoing right of first offer to lease any available office space in the Harbourside North Property. A full excess cash flow sweep will occur 24 months prior to the Katten lease expiration date.

The Loan.    The Harbourside North loan (the “Harbourside North Loan”) is a fixed rate loan with an original principal balance of $39,500,000, secured by the borrower’s leasehold interest in a five-story 121,983 sq. ft  Class A office condominium, including 133 subterranean parking spaces, (the “Harbourside North Property”) that is part of a two-building office and residential condominium complex. The Harbourside North Loan has a 10-year term and after a two-year interest only period, amortizes on a 30-year amortization schedule. The Harbourside North Loan accrues interest at a fixed rate equal to 5.4640% and has a cut-off balance of

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2900 K Street NW Washington, DC 20007	Collateral Asset Summary – Loan No. 8 Harbourside North	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,500,000 73.3% 1.26x 8.9%

$39.5 million. Loan proceeds were used to retire existing debt of approximately $57.7 million, purchase a 50.0% equity stake for approximately $20.0 million from a previous partner, fund reserves of approximately $1.8 million and pay closing costs. The borrower contributed approximately $933,000 in equity along with proceeds of approximately $39.6 million from the bifurcation of the fee and leasehold interests and subsequent sale of the fee interest. Based on the appraised value of $53.9 million as of May 22, 2013, the cut-off date LTV ratio is 73.3% with remaining implied equity of $14.4 million. The most recent prior financing of the Harbourside North Loan was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$39,500,000	49.3%	Loan Payoff	$57,703,613	72.1%
Sale of Fee Interest(1)	$39,607,973	49.5%	Partnership Buyout	$20,082,176	25.1%
Borrower Equity	$932,862	1.2%	Reserves	$1,846,190	2.3%
			Closing Costs	$408,856	0.5%
Total Sources	$80,040,835	100.0%	Total Uses	$80,040,835	100.0%
(1)
The borrower received approximately $39.6 million in proceeds due to the bifurcation of the fee and leasehold interests and subsequent sale of the fee interest, which resulted in the new ground lease. The previous loan was secured by the fee simple interest prior to the bifurcation of the fee simple and leasehold interests.

The Borrower / Sponsor.    The borrower, Lano/Armada Harbourside, L.L.C., is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsors of the borrower and non-recourse carve-out guarantors are A. Russell Kirk and Alan R. Novak through a joint venture between Armada Hoffler Properties, Inc. and Novak Enterprises. The sponsors developed the Harbourside North Property in 2006.

Based in Virginia Beach, VA and founded in 1979, Armada Hoffler Properties, Inc. (“Armada Hoffler”) (NYSE: AHH) is a full-service real estate company that specializes in the development, construction, ownership and management of institutional-grade office, retail and multifamily properties throughout the United States. A. Russell Kirk is currently the vice chairman of Armada Hoffler. The firm’s current ownership and management portfolio includes 5.5 million sq. ft. of commercial real estate with a market value of more than $647.5 million.

Novak Enterprises (“Novak”) is wholly owned and controlled by Alan and Jonathan Novak. Both individuals are Washington DC real estate developers and founding partners of City Interests LLC, a fully-integrated real estate firm focused on mixed-use development and headquartered at the Harbourside North Property.

The Property.    The Harbourside North Property is a five-story 121,983 sq. ft. Class A office condominium, including 133 subterranean parking spaces, of a broader two-building, mixed-use complex located in Washington, DC at 2900 K Street NW. Built in 2006, the complex is comprised of the North and South buildings. The North building includes the Harbourside North Property as well as six ultra-luxury residential condominiums located on the sixth floor. The Embassy of Sweden owns and occupies the South building. The residential condominiums and the South building are not part of the collateral for the Harbourside North Loan. Amenities for the Harbourside North Property include two subterranean parking garages, a fully-equipped fitness center, a courtesy shuttle bus to the two closest Washington Metrorail stations located within 2.0 miles of the Harbourside North Property and full-time concierge and security service.

Located in Georgetown along the banks of Rock Creek overlooking the Potomac River, the Harbourside North Property offers panoramic views of the Washington Monument, the Kennedy Center and Washington Harbour. Having just completed a $50 million renovation, Washington Harbour is one of downtown Washington’s most notable and recognizable assets offering both retail and restaurants. Additionally, transportation options are available via K and M Street, the Whitehurst Freeway, Key Bridge, Route 66, Canal Road, and the Rock Creek, Cabin John and George Washington Parkways.

Environmental Matters. The Phase I environmental report dated May 31, 2013 recommended no further action at the Harbourside North Property. In lieu of the guarantors providing an environmental indemnity agreement, the borrower provided to lender an environmental insurance policy issued by Steadfast Insurance Company with an $8,000,000 loss limit and an $8,000,000 aggregate limit covering a period which extends two years after the maturity date of the Harbourside North Loan.

Major Tenants.

Katten Muchin Rosenman, LLP (72,258 sq. ft., 59.2% of NRA, 64.9% of U/W Base Rent)  Founded in 1974, Katten is a full-service law firm with over 600 attorneys across the United States, London and Shanghai. In 2012, Katten was ranked as 62nd by gross revenue

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2900 K Street NW Washington, DC 20007	Collateral Asset Summary – Loan No. 8 Harbourside North	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,500,000 73.3% 1.26x 8.9%

among The American Lawyer’s Publication ‘Am Law 100’ survey. Additionally, Katten was recognized in “Chambers USA: America’s Leading Lawyers for Business” 2013 edition. Katten’s clients include a wide range of private and public companies, including a third of the Fortune 100, as well as a number of government and nonprofit organizations. As Katten’s only office in Washington, DC, the Harbourside North Property supports more than 55 attorneys serving both local and national clients. Katten executed a fifteen-year lease at the Harbourside North Property and took occupancy in June 2008. Katten has two five-year extension options along with an ongoing right of first offer to lease any available office space in the Harbourside North Property.

Sedgwick LLP (20,145 sq. ft., 16.5% of NRA, 16.6% of U/W Base Rent) Sedgwick is an international litigation and business law firm with over 370 attorneys that provides counseling, risk management, litigation management, trial, appellate and transactional legal services. Sedgwick’s Washington DC office has 13 attorneys and focuses on product liability, environmental, commercial tort and regulatory matters. Sedgwick executed an 11-year lease at the Harbourside North Property and took occupancy in April 2008. Sedgwick has one five-year extension option.

JM Zell Partners, LTD. (8,714 sq. ft., 7.1% of NRA, 8.0% of U/W Base Rent) JM Zell Partners, LTD. (“JM Zell”) is a comprehensive real estate consulting firm that focuses on strategic planning, leasing, financial, transactional, implementation and project management services. JM Zell executed a 7.7-year lease at the Harbourside North Property and took occupancy in August 2011. JM Zell has one five-year extension option.

Summit Materials, LLC (7,100 sq. ft., 5.8% of NRA, 5.5% of U/W Base Rent) Summit Materials, LLC (“Summit Materials”) is a company focused on the acquisition and growth of heavy-side building materials companies in the ready-mix concrete, cement, asphalt paving and construction industries. Summit Materials executed an eight-year six-month lease at the Harbourside North Property and took occupancy in February 2009.

The Market.    The Harbourside North Property is located in the Georgetown office submarket of Washington, DC overlooking the Potomac River and Rock Creek Park. As of Q4 2012, the District of Columbia contained an inventory of approximately 124.1 million sq. ft. of office space with a 10.6% vacancy rate, the lowest rate in the Metropolitan Washington Region. As of July 2013, the Metropolitan Washington Region unemployment rate was 5.7%, which was below the July 2013 national unemployment rate of 7.4%.

As of Q1 2013, the Georgetown office submarket contained an inventory of approximately 3.8 million sq. ft. with an 11.3% vacancy rate for Class A office space. The average asking rental rate for Class A office space was $43.84 PSF. For the Harbourside North Property, the appraiser concluded a NNN market rent of $45.00 PSF for superior view spaces and $29.00 PSF for the remaining vacant space due to inferior views. Additionally, the appraiser concluded that the Harbourside North Property is leased at slightly below market rent. The chart below summarizes competitive properties in the Georgetown and West End submarkets as determined by the appraiser. These properties include Class A buildings built or renovated in 1990 or later containing over 30,000 sq. ft. The Harbourside North Property occupancy of 94.0% is in-line with the competitive set.

Competitive Set(1)
Building	Address	Year Built / Renovated	Sq. Ft.	Occupancy	Distance from Subject
Harbourside North	2900 K Street NW	2006 / NAP	121,983	94.0%	NAP
2200 Pennsylvania Ave	2200 Pennsylvania Avenue	2011/ NAP	432,900	95.4%	0.8 miles
APA HQ	2215 Constitution Avenue	1932 / 2009	359,026	100.0%	1.2 miles
Akers Building	1255 23rd Street	1983 / 2008	341,443	99.4%	1.0 miles
ACC	2400 N Street	1983 / 2007	177,381	100.0%	0.8 miles
Flour Mill	1000 Potomac Avenue	1908 / 2005	125,781	91.8%	0.4 miles
Georgetown Pl. S	1101 30th Street	1975 / 1991	89,058	96.7%	0.4 miles
2450 N St.	2450 N Street	1991 / NAP	88,011	100.0%	0.8 miles
3 Washington Circle	3 Washington Circle	1981 / 2002	85,240	97.1%	0.6 miles
2401 Pennsylvania Ave	2401 Pennsylvania Avenue	1991/ NAP	77,000	98.2%	0.6 miles
Harbourside South	2900 K Street	2006 / NAP	40,500	100.0%	0.0 miles
Total / Wtd. Avg.(2)			1,816,340	97.8%
(1)	Source: Appraisal
(2)	Total / Wtd. Avg. does not include the Harbourside North Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2900 K Street NW Washington, DC 20007	Collateral Asset Summary – Loan No. 8 Harbourside North	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,500,000 73.3% 1.26x 8.9%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 4/1/2013	U/W	U/W PSF
Base Rent(1)	$4,437,516	$4,659,110	$4,976,577	$4,888,076	$5,725,674	$46.94
Value of Vacant Space	0	0	0	0	327,240	2.68
Gross Potential Rent	$4,437,516	$4,659,110	$4,976,577	$4,888,076	$6,052,914	$49.62
Total Recoveries	2,152,703	2,388,737	2,226,874	2,215,045	2,522,812	20.68
Total Other Income(2)	526,608	579,359	579,870	604,442	604,442	4.96
Less: Vacancy(3)	(101,450)	(332,664)	0	0	(426,829)	(3.50)
Effective Gross Income	$7,015,377	$7,294,543	$7,783,321	$7,707,564	$8,753,340	$71.76
Total Operating Expenses(4)	3,007,429	3,616,312	3,484,593	3,474,570	5,234,837	42.91
Net Operating Income	$4,007,948	$3,678,230	$4,298,728	$4,232,993	$3,518,503	$28.84
TI/LC	0	0	0	0	121,983	1.00
Capital Expenditures	33,114	33,570	33,570	33,906	30,496	0.25
Net Cash Flow	$3,974,834	$3,644,660	$4,265,158	$4,199,087	$3,366,024	$27.59

(1)	Annual U/W Base Rent PSF includes $458,116 of average contractual rent through the Katten lease expiration.
(2)	Other Income consists of parking revenues.
(3)
U/W Vacancy based on actual in-place economic vacancy inclusive of recoveries is 7.1% of Gross Potential Rent. This is greater than the appraiser’s concluded vacancy of 5.0%, the competitive set vacancy of 2.4% and the in-place economic vacancy of 5.0%.

(4)
The increase in expenses from T-12 to U/W is primarily due to the bifurcation of the fee and leasehold interests and subsequent sale of the fee interest. The U/W ground rent of approximately $1.69 million represents the average through the end of the Harbourside North Loan term.

Property Management.    The Harbourside North Property is managed by CBRE, Inc., which is a third party unaffiliated property manager.

Lockbox / Cash Management.    The Harbourside North Loan is structured with a hard lockbox and in place cash management. A full excess cash flow sweep will occur upon (i) an event of default, (ii) a bankruptcy action of the borrower, the guarantors, or the property manager, (iii) the failure by the borrower after the end of one calendar quarter to maintain a DSCR of 1.20x until the DSCR is at least equal to 1.25x for two consecutive calendar quarters, (iv) a default of the borrower under the condominium documents or (v) the commencement of a Lease Sweep Period (as defined below).

Initial Reserves.    At closing, the borrower deposited (i) $549,375 into a tax reserve account, (ii) $55,350 into an insurance reserve account, (iii) $4,375 into a required repairs reserve account for replacing and inspecting exterior delamination, (iv) $500,000 into a TI/LC reserve to account for the 2014 lease expirations of City Interests, LLC and Bavarian Nordic, Inc., (v) $500,000 into a reserve account for amounts due owed to the adjacent property for overpayments related to HVAC equipment, (vi) $122,090 into a condominium common charge reserve and (vii) $115,000 into a ground rent reserve equal to one month of ground rent payment.

Ongoing Reserves.    On a monthly basis, the borrower will be required to make deposits of (i) 1/12 of the required annual taxes, which currently equates to $109,875, (ii) 1/12 of the required insurance premiums, which currently equates to $27,675, (iii) $2,541 into a replacement reserve account, (iv) $10,165 into a TI/LC reserve account, (v) 1/12 of the annual condominium charges, which currently equates to $122,090, into a condominium common charge reserve account and (vi) 1/12 of the annual ground rent, which currently equates to $115,000, into a ground rent reserve account. In addition, excess cash will be deposited into a lease sweep reserve account during a Lease Sweep Period.

A “Lease Sweep Period” will occur upon (i) 24 months prior to the earliest stated expiration date of the Katten lease, (ii) 18 months prior to the earliest stated expiration of the Sedgwick lease, (iii) the date any tenant under a Lease Sweep Lease (as defined below) exercises a termination right, vacates its space, or gives notice to vacate, (iv) a bankruptcy action of any tenant under a Lease Sweep Lease or (v) the DSCR falling below 1.20x as a result of Bavarian Nordic, Inc. not exercising its next option to extend its lease term and vacating its space by May 31, 2014. A full excess cash flow sweep will occur upon clauses (i) through (iv) and a 50% excess cash flow sweep will occur upon clause (v).

A “Lease Sweep Lease” is individually or collectively (i) the Katten lease, (ii) the Sedgwick lease and/or (iii) any replacement lease with respect to the space pursuant to the Katten lease, Sedgwick lease or the Bavarian Nordic, Inc. lease.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2900 K Street NW Washington, DC 20007	Collateral Asset Summary – Loan No. 8 Harbourside North	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,500,000 73.3% 1.26x 8.9%

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Ground Lease.    The Harbourside North Property is subject to a long term ground lease as a result of the bifurcation of the fee and leasehold interests and subsequent sale of the fee interest upon the closing of the Harbourside North Loan. The lessor on the ground lease is Allegiance 2900 K St LLC, an affiliate of Allegiance Investment Advisors. The lease commenced in August 2013 with a 30-year initial term and has three extensions of 28, 30 and 29 years, respectively. Upon all three extensions being executed, the effective expiration would be August 2130. For the first two years of the loan, the ground rent will be fixed at $1.375 million per year. For years three through ten, the ground rent will increase at an annual rate of 5.50% and will reset to $2.475 million in year 11. For years 12 through 16, the ground rent will increase based on the annual increase of the CPI for the prior year such that the annual increase will be no less than 3.95% and no greater than 5.00%. Through the remainder of the ground lease term, the ground rent will increase based on the annual increase of the CPI for the prior year such that the annual increase will be no less than 2.75% and no greater than 5.00%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2900 K Street NW Washington, DC 20007	Collateral Asset Summary – Loan No. 8 Harbourside North	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,500,000 73.3% 1.26x 8.9%

Floor	Tenants				Total SF
Penthouse	Penthouse				
6	Residential				
5	Sedgwick LLP 20,523 SF Exp. 3/31/19	JM Zell Partners, LTD. 8,714 SF Exp. 3/31/19	Vacant 7,272		36,509
4	Katten Munchin Roseman, LLP 28,611 SF Exp. 5/31/23	City Interests, LLC 3,776 SF Exp. 5/31/14	Bavarian Nordic, Inc. 2,718 SF Exp. 5/31/14		35,105
3	Katten Munchin Roseman, LLP 30,910 SF Exp. 5/31/23				30,910
2	Katten Munchin Roseman, LLP 12,737 SF Exp. 5/31/23				12,737
1	Summit Materials, LLC 7,100 SF Exp. 8/31/17	Sedgwick LLP 256 SF Exp. 3/31/19	Fitness Center 3,446 SF	Engineer's Office 256 SF	11,058
Parking	Parking				126,319

Vacant | Building | Non-Collateral | 2014 | 2017 | 2019 | 2023

WHITEHURST FREEWAY
K STREET
30TH STREET
Parking Entrance
COAL HOUSE GARAGE
HARBOURSIDE NORTH
Washington Harbour
Embassy of Sweden
31ST STREET

Stacking and site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2900 K Street NW Washington, DC 20007	Collateral Asset Summary – Loan No. 8 Harbourside North	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,500,000 73.3% 1.26x 8.9%

FOGGY BOTTOM
Harbourside North
2900 K Street NW
Washington, D.C. 20007
Georgetown Channel
GEORGETOWN
Washington, D.C.
K STREET
L STREET
M STREET
I (EYE) STREET
H STREET
G STREET
F STREET
E STREET
D STREET
C STREET
PENNSYLVANIA AVENUE
VIRGINIA AVENUE
NEW HAMPSHIRE AVENUE
CONSTITUTION AVENUE
INDEPENDENCE AVENUE
THEODORE ROOSEVELT MEMORIAL BRIDGE
ARLINGTON MEMORIAL BRIDGE
Reflecting Pool
Lincoln Memorial
Vietnam Veterans Memorial
Korean War Veterans Memorial
Constitution Gardens
LAND USE
Office
Retail
Hotel
Civic & Institutional
Cultural & Entertainment
Educational
Wheaton-Glenmont
Calverton
Beltsville
Kensington
White Oak
Potomac
Greenbelt
College Park
Bethesda
Silver Spring
MARYLAND
Goddard
Somerset
Brookmont
Brentwood
McLean
Washington, D.C.
Fairmount Heights
Falls Church
Arlington
Capitol Heights
Jefferson
Seven Corners
Forestville
VIRGINIA
Annandale
Hillcrest Heights
Morningside
Marlow Heights
Alexandria
Temple Hills
Huntington
Oxon Hill
Glassmanor
Franconia
Belle Haven
Friendly
Clinton
CARTIFACT.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Austin, TX	Collateral Asset Summary – Loan No. 9 Standard Austin Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 75.0% 1.25x 8.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Austin, TX	Collateral Asset Summary – Loan No. 9 Standard Austin Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 75.0% 1.25x 8.7%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Portfolio of three properties
Loan Purpose:	Refinance			Property Type:	Garden Multifamily
Sponsor:	David G. Liu; Lisa F. Zhou			Collateral:	Fee Simple
Borrower:	STND Chesapeake - Austin LLC;			Location:	Austin, TX
	STND Broadmoor - Austin LLC; STND			Year Built / Renovated:	Various
	Falls on Bull Creek - Austin LLC			Total Units:	668
Original Balance:	$36,000,000			Property Management:	Milestone Management TRS, Inc.
Cut-off Date Balance:	$36,000,000			Underwritten NOI:	$3,137,323
% by Initial UPB:	3.0%			Underwritten NCF:	$2,936,923
Interest Rate:	5.1200%			Appraised Value:	$48,000,000
Payment Date:	6th of each month			Appraisal Date:	July - August 2013
First Payment Date:	November 6, 2013
Maturity Date:	October 6, 2018			Historical NOI
Amortization:	Interest only for first 12 months; 360			Most Recent NOI:	$3,020,172 (T-12 July 31, 2013)
	months thereafter			2012 NOI:	$2,895,375 (December 31, 2012)
Additional Debt(1):	$2,999,973 Mezzanine Debt			2011 NOI:	$2,398,471 (December 31, 2011)
Call Protection:	L(25), D(32), O(3)			2010 NOI:	$1,528,003 (December 31, 2010)
Lockbox / Cash Management:	Soft / In Place
				Historical Occupancy
Reserves(2)				Current Occupancy:	95.5% (September 3, 2013)
	Initial		Monthly	2012 Occupancy:	92.2% (December 31, 2012)
Taxes:	$538,987		$59,887	2011 Occupancy:	93.9% (December 31, 2011)
Insurance:	$1,512		Springing	2010 Occupancy:	93.6% (December 31, 2010)
Required Repairs:	$75,231		NAP
(1)   See “Current Mezzanine or Subordinate Indebtedness” herein.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR for the mortgage loan are 1.68x and 1.57x, respectively, and 1.38x and 1.29x, respectively, for the total debt.

Bull Creek CapEx:	$160,000		$8,600
Chesapeake CapEx:	$100,000		$3,100
Broadmoor CapEx:	$0		$5,000

Financial Information
		Mortgage Loan	Total Debt
Cut-off Date Balance / Unit:		$53,892	$58,383
Balloon Balance / Unit:		$50,700	$55,110
Cut-off Date LTV:		75.0%	81.2%
Balloon LTV:		70.6%	76.7%
Underwritten NOI DSCR(3):		1.33x	1.14x
Underwritten NCF DSCR(3):		1.25x	1.07x
Underwritten NOI Debt Yield:		8.7%	8.0%
Underwritten NCF Debt Yield:		8.2%	7.5%
Underwritten NOI Debt Yield at Balloon:		9.3%	8.5%
Underwritten NCF Debt Yield at Balloon:		8.7%	8.0%

Property Summary
Property Name	Location	Units	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy
Falls on Bull Creek	Austin, Texas	344	1984 / NAP	$20,100,000	$26,800,000	96.2%
Broadmoor	Austin, Texas	200	1985 / NAP	$10,950,000	$14,600,000	94.5%
Chesapeake	Austin, Texas	124	1984 / NAP	$4,950,000	$6,600,000	95.2%
Total / Wtd. Average:		668		$36,000,000	$48,000,000	95.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Austin, TX	Collateral Asset Summary – Loan No. 9 Standard Austin Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 75.0% 1.25x 8.7%

Unit Mix Summary – Falls on Bull Creek(1)
Unit Type	# of Units	% of Total	Occupied Units(2)	Occupancy(2)	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
Studio / 1 Bath	29	8.4%	29	100.0%	508	$684	$1.35
1 Bed / 1 Bath	152	44.2%	144	94.7%	702	$746	$1.06
2 Bed / 2 Bath	156	45.3%	151	96.8%	963	$879	$0.91
2 Bed / 2.5 Bath	7	2.0%	7	100.0%	1,260	$1,136	$0.90
Total / Wtd. Avg.	344	100.0%	331	96.2%	815	$809	$1.01
(1)	Source: Appraisal
(2)	Occupancy as of the September 3, 2013 rent roll.

Unit Mix Summary – Broadmoor Apartments(1)
Unit Type	# of Units	% of Total	Occupied Units(2)	Occupancy(2)	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	96	48.0%	90	93.8%	495	$646	$1.31
1 Bed / 1 Bath	56	28.0%	52	92.9%	620	$694	$1.12
2 Bed / 2 Bath	40	20.0%	39	97.5%	920	$878	$0.95
2 Bed / 2 Bath	8	4.0%	8	100.0%	1,188	$1,035	$0.87
Total / Wtd. Avg.	200	100.0%	189	94.5%	643	$722	$1.17
(1)	Source: Appraisal
(2)	Occupancy as of the September 3, 2013 rent roll.

Unit Mix Summary – Chesapeake Apartments(1)
Unit Type	# of Units	% of Total	Occupied Units(2)	Occupancy(2)	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	64	51.6%	61	95.3%	501	$613	$1.22
2 Bed / 1 Bath	32	25.8%	30	93.8%	746	$711	$0.95
2 Bed / 2 Bath	28	22.6%	27	96.4%	840	$799	$0.95
Total / Wtd. Avg.	124	100.0%	118	95.2%	641	$680	$1.09
(1)	Source: Appraisal
(2)	Occupancy as of the September 3, 2013 rent roll.

The Loan. The Standard Austin Portfolio loan (the “Standard Austin Portfolio Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 668-unit garden multifamily portfolio located at 12001 Metric Boulevard, 12300 Hymeadow Drive and 8601 North Capital of Texas Highway, all in Austin, Texas (the “Standard Austin Portfolio Properties”) with an original principal balance of $36.0 million. The Standard Austin Portfolio Loan has a five-year term and, after an initial 12-month interest only period, amortizes on a 30-year amortization schedule. The Standard Austin Portfolio Loan accrues interest at a fixed rate equal to 5.1200% and has a cut-off date balance of $36.0 million. Loan proceeds, along with a $3.0 million mezzanine loan and approximately $2.1 million of equity from the borrower, were used to retire existing debt of approximately $39.3 million, fund upfront reserves of approximately $0.9 million and pay closing costs of approximately $1.0 million. Based on the appraised value of $48.0 million as of July and August 2013, the cut-off date LTV ratio is 75.0% and the remaining implied equity is $12.0 million. The most recent financing of the Standard Austin Portfolio Properties were included in the LBUBS 2007-C1 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$36,000,000	87.5%	Loan Payoff	$39,271,116	95.5%
Mezzanine Loan	$3,000,000	7.3%	Reserves	$875,730	2.1%
Sponsor Equity	$2,129,483	5.2%	Closing Costs	$982,637	2.4%
Total Sources	$41,129,483	100.0%	Total Uses	$41,129,483	100.0%

The Borrower / Sponsor.    The borrowers, STND Chesapeake – Austin LLC, STND Broadmoor – Austin LLC and STND Falls on Bulls Creek – Austin LLC, are single purpose Delaware limited liability companies structured to be bankruptcy-remote, each with one independent director in its organizational structure.  The sponsors of the borrower and the nonrecourse carve-out guarantors are David G. Liu and Lisa F. Zhou, jointly and severally.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Austin, TX	Collateral Asset Summary – Loan No. 9 Standard Austin Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 75.0% 1.25x 8.7%

Mr. Liu has over 17 years of experience in real estate development and investment within China and North America combined.  He developed and sold over 2,000 condos and rents over 200 units in China. Mr. Liu currently has an ownership interest in 29 properties in the United States, including 25 multifamily properties (8,120 units), one warehouse, two hotels and vacant land, with an estimated overall value of approximately $673.3 million.

The Standard Austin Portfolio Properties are third party managed by Milestone Management TRS, Inc. (“Milestone”).  Milestone is a subsidiary of Milestone Apartments REIT and manages approximately 36,000 units located in 12 states.  Milestone has approximately 900 employees, with corporate offices in New York City and Dallas, Texas as well as regional offices throughout the country.  Milestone has managed Mr. Liu’s 12 Texas properties since November 2010.

The Properties.    The Standard Austin Portfolio Properties include three Class B apartment complexes located in Austin, Texas and containing a total of 668 units.  The sponsor purchased the Standard Austin Portfolio Properties in January 2010, together with two other apartment portfolios, for a total of approximately $327.7 million. In October 2010, the sponsor replaced the previous management company with Milestone, and since 2011, the Standard Austin Portfolio Properties have maintained an average occupancy above 92.0%, and cash flow has increased 32.2% as of the July 2013 trailing-12 month statement.

The Falls on Bull Creek property is a 344-unit, Class B garden apartment complex comprised of 30 two- to three-story buildings located at 8601 North Capital of Texas Highway near the Arboretum area of Austin, Texas. The local area is home to major employers such as IBM, the University of Texas, Dell, 3M and Texas Instruments, as well as numerous shopping and recreational opportunities. The Falls on Bull Creek property was constructed in 1984 and is 96.2% occupied as of September 3, 2013. Some of the units were upgraded between 2007 and 2008, which included kitchen and bath upgrades, new laminate countertops, and new appliances. Common amenities at the property include a laundry facility, fitness center, a pool and a perimeter security fence, while unit amenities (some only in select units) include ceiling fans, washer/dryer connections, patios/balconies, and a fireplace.  Open surface parking is provided for 550 vehicles for a parking ratio of 1.60 parking spaces per unit.

The Broadmoor property is a 200-unit, Class B garden apartment complex comprised of 10 one- to three-story buildings located at 12001 Metric Boulevard in Austin, Texas, directly across from the Austin Community College-Northridge campus.  The Broadmoor property was constructed in 1985 and is 94.5% occupied as of September 3, 2013. Some of the units were upgraded between 2007 and 2008, which included kitchen and bath upgrades, new flooring, and new appliances. Common property amenities include a pool, laundry center and fitness center, while unit amenities (some only in select units) include ceiling fans, washer/dryer connections, patios/balconies, and a fireplace.  Open surface parking is provided for 332 vehicles for a parking ratio of 1.66 parking spaces per unit.

The Chesapeake property is a 124-unit, Class B garden apartment complex comprised of seven two- to three-story buildings located at 12300 Hymeadow Drive in the Round Rock school district of Austin, Texas.  The Chesapeake property was constructed in 1984 and is 95.2% occupied as of September 3, 2013. Common amenities include a pool, playground, and controlled access gates, while unit amenities (some only in select units) include patios/balconies, ceiling fans, a fireplace, and washer/dryer connections.  Open surface parking is provided for 195 vehicles for a parking ratio of 1.57 parking spaces per unit.

Environmental Matters.    The Phase I environmental reports dated in April 2013 recommended no further action at the Standard Austin Portfolio Properties.

The Market.     The Standard Austin Portfolio Properties are located within the Austin-Round Rock-San Marcos metropolitan statistical area (“MSA”). The MSA had a 2012 population of approximately 1.8 million and has experienced an annual growth rate of 2.5% for the past decade, which is higher than the Texas annual growth rate of 1.5% during the same time period.  The 2012 median household income for the MSA is $57,227, and median household income within a three-mile radius of the Falls on Bull Creek, Broadmoor and Chesapeake Apartments is $70,011, $52,863 and $76,084, respectively. The MSA has consistently outperformed both the state and the country with respect to employment.  The February 2013 unemployment rate in the MSA was 5.4% and was below the state of Texas (6.4%) and national (7.7%) unemployment rates for the same time period. The highest posted unemployment rate occurred during the recovery in the month of June 2011 when it reached 7.6%. The national rate at this time was at 9.2% and the state of Texas was at 8.8%. The MSA is known as a hub for technology and defense industries, and has experienced growth in the pharmaceutical and biotech sectors. The three major thoroughfares within the MSA are the North Mopac Expressway, Interstate 35 and US-183. Capital Metro provides bus and metro access to major destinations around the city, as well as Round Rock. Austin-Bergstrom International Airport serves as the principal airport within the MSA and the University of Texas at Austin is the largest university within the MSA, and the fifth largest in the US in terms of enrollment.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Austin, TX	Collateral Asset Summary – Loan No. 9 Standard Austin Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 75.0% 1.25x 8.7%

Falls on Bull Creek.  The Falls on Bull Creek property is located in the Arboretum apartment submarket. As of Q2 2013, the Arboretum submarket has an inventory of 10,460 units and average occupancy of 96.0%. In the last four quarters, absorption has totaled 18 units against no unit additions and no removals. There are currently 330 units under construction with no units slated for near-term delivery.

Falls on Bull Creek Competitive Set(1)
Name	Falls on Bull Creek	Arboretum Oaks	Tramor at the Arboretum	Tramor at the Hills	Cimarron Crossing	High Oaks I & II	Arbor at Tallwood
Distance from Subject	NAP	1.0 mile	0.7 mile	0.5 mile	1.2 miles	2.0 miles	1.9 miles
Year Built / Renovated	1984	1985	1982	1981	1985	1984	1972
Total Occupancy	96.2%(2)	98.0%	98.0%	95.0%	94.0%	95.0%	98.0%
Units	344	250	229	327	160	460	120
Average Rent per Unit	$809	$873	$909	$897	$825	$842	$1,046
Average Rent PSF	$1.01	$1.11	$1.18	$1.19	$1.11	$1.06	$1.06
(1)	Source: Appraisal
(2)	Occupancy as of the September 3, 2013 rent roll.

Market Rent Summary – Falls on Bull Creek(1)
Unit Type	# of Units	% of Total	Occupied Units(2)	Occupancy(2)	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Market Rental Rate
Studio / 1 Bath	29	8.4%	29	100.0%	508	$684	$715
1 Bed / 1 Bath	152	44.2%	144	94.7%	702	$746	$760
2 Bed / 2 Bath	156	45.3%	151	96.8%	963	$879	$902
2 Bed / 2.5 Bath	7	2.0%	7	100.0%	1,260	$1,136	$1,140
Total / Wtd. Avg.	344	100.0%	331	96.2%	815	$809	$828
(1)	Source: Appraisal
(2)	Occupancy as of the September 3, 2013 rent roll.

Broadmoor.  The Broadmoor property is located in the North Central Austin apartment submarket. As of Q2 2013, The North Central Austin submarket has an inventory of 23,864 units and average occupancy of 95.0%. In the last eight quarters, absorption has totaled 615 units against 765 unit additions and no removals. There are currently 1,055 units under construction, which is the lowest amount in the past four quarters.

Broadmoor Competitive Set(1)
Name	Broadmoor	Chez Moi	Edge Creek	Madison at Walnut Creek	Northland at Stonehollow	Venterra at Water’s Edge	Walnut Creek Crossing
Distance from Subject	NAP	0.2 mile	0.5 mile	0.3 mile	0.3 mile	0.8 mile	0.6 mile
Year Built / Renovated	1985	1997	1985	1994	1996	1986	1985
Total Occupancy	94.5%(2)	94.0%	97.0%	97.0%	96.0%	96.0%	98.0%
Units	200	383	260	341	606	184	278
Average Rent per Unit	$722	$1,021	$748	$867	$860	$874	$809
Average Rent PSF	$1.17	$1.15	$1.07	$1.04	$0.99	$1.15	$1.18
(1)	Source: Appraisal
(2)	Occupancy as of the September 3, 2013 rent roll.

Unit Mix Summary – Broadmoor Apartments(1)
Unit Type	# of Units	% of Total	Occupied Units(2)	Occupancy(2)	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Market Rental Rate
1 Bed / 1 Bath	96	48.0%	90	93.8%	495	$646	$673
1 Bed / 1 Bath	56	28.0%	52	92.9%	620	$694	$723
2 Bed / 2 Bath	40	20.0%	39	97.5%	920	$878	$925
2 Bed / 2 Bath	8	4.0%	8	100.0%	1,188	$1,035	$1,028
Total / Wtd. Avg.	200	100.0%	189	94.5%	643	$692	$752
(1)	Source: Appraisal
(2)	Occupancy as of the September 3, 2013 rent roll.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Austin, TX	Collateral Asset Summary – Loan No. 9 Standard Austin Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 75.0% 1.25x 8.7%

Chesapeake. The Broadmoor property is located in the Far West Austin apartment submarket. As of Q2 2013, the Far West Austin submarket has an inventory of 10,205 units and average occupancy of 95.0%. In the last four quarters, absorption has totaled 212 units against 289 unit additions and no removals. There are currently no units under construction and no units slated for near-term delivery.

Chesapeake Competitive Set(1)
Name	Chesapeake	Audubon Square	Meadows at Anderson Mill	Park West	Westwood	Parkside at Lake Creek	Hidden Timber
Distance from Subject	NAP	0.3 mile	0.6 mile	0.7 mile	0.2 mile	1.0 mile	1.5 miles
Year Built / Renovated	1984	1986	1983	1984	1984	1984	1983
Total Occupancy	95.2%(2)	99.0%	95.0%	97.0%	97.0%	96.0%	99.0%
Units	124	164	100	196	168	350	97
Average Rent per Unit	$680	$849	$775	$856	$850	$767	$692
Average Rent PSF	$1.09	$1.00	$0.96	$0.93	$0.94	$0.99	$1.07
(1)	Source: Appraisal
(2)	Occupancy as of the September 3, 2013 rent roll.

Unit Mix Summary – Chesapeake Apartments(1)
Unit Type	# of Units	% of Total	Occupied Units(2)	Occupancy(2)	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Market Rental Rate
1 Bed / 1 Bath	64	51.6%	61	95.3%	501	$613	$630
2 Bed / 1 Bath	32	25.8%	30	93.8%	746	$711	$730
2 Bed / 2 Bath	28	22.6%	27	96.4%	840	$799	$820
Total / Wtd. Avg.	124	100.0%	118	95.2%	641	$680	$699
(1)	Source: Appraisal
(2)	Occupancy as of the September 3, 2013 rent roll.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 7/31/2013	U/W	U/W per Unit
Gross Potential Rent	$5,106,323	$5,334,211	$5,797,768	$6,001,796	$6,150,348	$9,207
Total Recoveries	152,474	207,210	226,979	238,172	238,172	$357
Total Other Income	276,374	225,718	308,522	324,922	324,922	$486
Less: Concessions	(217,779)	(56,465)	(35,345)	(9,728)	(34,119)	($51)
Less: Vacancy & Credit Loss(1)	(809,235)	(322,449)	(369,603)	(365,960)	(392,814)	($588)
Effective Gross Income	$4,508,158	$5,388,225	$5,928,321	$6,189,203	$6,286,510	$9,411
Total Operating Expenses	2,980,155	2,989,754	3,032,947	3,169,031	3,149,187	$4,714
Net Operating Income	$1,528,003	$2,398,471	$2,895,375	$3,020,172	$3,137,323	$4,697
Capital Expenditures	0	0	0	0	200,400	$300
Net Cash Flow	$1,528,003	$2,398,471	$2,895,375	$3,020,172	$2,936,923	$4,397

(1)	U/W Vacancy & Credit Loss includes $34,119 of credit loss and represents 6.4% of Gross Potential Rent.

Property Management.    The Standard Austin Portfolio Properties are managed by Milestone Management TRS, Inc.

Lockbox / Cash Management.    The Standard Austin Portfolio Loan is structured with a soft lockbox and in place cash management. All rent and revenues received by the borrower or manager from residential tenants will be deposited into a lockbox account controlled by the lender within one business day of receipt. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents.

Additionally, all excess cash will be swept into a lender controlled account upon (i) an event of default under the Standard Austin Portfolio Loan, (ii) if the debt service coverage ratio for the trailing 12-month period for any property is less than 1.20x on the last day of the calendar quarter, or (iii) a default under the mezzanine loan documents and will end if (a) with respect to clause (i) and (iii) above,

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Austin, TX	Collateral Asset Summary – Loan No. 9 Standard Austin Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 75.0% 1.25x 8.7%

the respective event of default has been cured or waived and no other event of default is then occurring or (b) with respect to clause (ii) above, the debt service coverage ratio for all three Standard Austin Portfolio Properties is at least 1.25x for two consecutive quarters.

Initial Reserves.    At closing, the borrower deposited (i) $538,987 into a tax reserve account, (ii) $1,512 into an insurance reserve account, (iii) $75,231 into the immediate repair reserve, (iv) $160,000 into a Bull Creek capital expenditure reserve and (v) $100,000 into a Chesapeake capital expenditure reserve.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $59,887, into a tax reserve account, (ii) $8,600 into a Bull Creek capital expenditure reserve, (iii) $3,100 into a Chesapeake capital expenditure reserve and (iv) $5,000 into a Broadmoor capital expenditure reserve. The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.   A $3,000,000 mezzanine loan, with a cut-off date balance of $2,999,973, was funded at closing by Arbor Commercial Mortgage, LLC. The mezzanine loan is coterminous with the Standard Austin Portfolio Loan, amortizes on a 30-year amortization schedule, and accrues interest at a rate of 13.0000% per annum. Beginning on November 6, 2013 and continuing each payment date up to the maturity date, the borrower is required to make principal and interest payments of $33,610.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.    None.

Substitution of Collateral.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Austin, TX	Collateral Asset Summary – Loan No. 9 Standard Austin Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 75.0% 1.25x 8.7%

CARTIFACT
45
183
Cisco
Lakeline Mall
N FARM TO MARKET RD 620
PayPal
3
ANDERSON MILL RD
Jollyville
Balcones Country Club
MCNEIL DR
VISA
Apple
W PARMER LN
183
JOLLYVILLE RD
DUVAL RD
W PARMER LN
North Austin Medical Center
National Instruments
1
Seton Northwest Hospital
St. Edward's Park
Great Hills Golf Course
Stone Lake Office Park
The Domain
IBM
2
METRIC BLVD
Walnut Creek Metropolitan Park
Arboretum Plaza I & II
Gateway Shopping Center
Oracle
Google
University of Texas-Austin JJ Pickle Research Campus
BURNET RD
1
N CAPITAL OF TEXAS HWY
360
NORTH BURNETT
NORTH AUSTIN
METRIC BLVD
NORTH SHOAL CREEK
NORTH LAMAR
Austin
WOOTEN
MESA DR
35
183
Norcross Mall
1
GEORGIAN ACRES
CRESTVIEW
HERITAGE HILLS
HIGHLAND
SAINT JOHNS
Hewlett-Packard
Leander
Hutto
Round Rock
Jonestown
Cedar Park
Pflugerville
Volente
Bee Cave
Manor
Austin
DOWNTOWN
University of Texas - Austin
Sunset Valley
Webberville
San Leanna
AUSTIN BERGSTROM INT'L
290
130
71

STANDARD AUSTIN PORTFOLIO

1	Falls on Bull Creek	8601 North Capital of Texas Highway	Austin, TX 78759
2	Broadmoor	12001 Metric Boulevard	Austin, TX 78758
3	Chesapeake	12300 Hymeadow Drive	Austin, TX 78750

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3801 Rivers Pointe Way Liverpool, NY 13090	Collateral Asset Summary – Loan No. 10 Rivers Pointe Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,472,691 70.8% 1.25x 8.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3801 Rivers Pointe Way Liverpool, NY 13090	Collateral Asset Summary – Loan No. 10 Rivers Pointe Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,472,691 70.8% 1.25x 8.6%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Garden Multifamily
Sponsor:	Robert C. Morgan			Collateral:	Fee Simple
Borrower:	Morgan Rivers Pointe LLC			Location:	Liverpool, NY
Original Balance:	$28,500,000			Year Built / Renovated:	2012-2013 / NAP
Cut-off Date Balance:	$28,472,691			Total Units:	208
% by Initial UPB:	2.4%			Property Management:	Morgan Management, LLC
Interest Rate:	5.4300%			Underwritten NOI:	$2,452,058
Payment Date:	6th of each month			Underwritten NCF:	$2,410,458
First Payment Date:	November 6, 2013			Appraised Value:	$40,200,000
Maturity Date:	October 6, 2023			Appraisal Date:	July 22, 2013
Amortization:	360 months
Additional Debt:	None			Historical NOI(2)
Call Protection:	L(25), D(91), O(4)			Trailing 12-Month NOI:	$2,104,437 (T-12 July 31, 2013)
Lockbox / Cash Management:	Soft / In Place			YTD Annualized NOI:	$2,594,392 (T-7 Ann. July 31, 2013)
				2012 NOI:	NAP
Reserves(1)				2011 NOI:	NAP
	Initial		Monthly	2010 NOI:	NAP
Taxes:	$111,192		$28,826
Insurance:	$0		$3,851	Historical Occupancy(2)
Replacement:	$0		$30,992	Current Occupancy(3):	99.5% (August 2, 2013)
				2012 Occupancy(3):	99.5% (December 31, 2012)
Financial Information				2011 Occupancy:	NAP
Cut-off Date Balance / Unit:		$136,888		2010 Occupancy:	NAP
Balloon Balance / Unit:		$114,199
(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   Construction of the Rivers Pointe Apartments Property was completed between 2012 and 2013. Each of the eight buildings was leased as it was completed.
(3)   One unit serves as a model unit and was not counted as occupied. Excluding this unit the Rivers Pointe Apartments Property is 100.0% occupied.

Cut-off Date LTV:		70.8%
Balloon LTV:		59.1%
Underwritten NOI DSCR:		1.27x
Underwritten NCF DSCR:		1.25x
Underwritten NOI Debt Yield:		8.6%
Underwritten NCF Debt Yield:		8.5%
Underwritten NOI Debt Yield at Balloon:		10.3%
Underwritten NCF Debt Yield at Balloon:		10.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3801 Rivers Pointe Way Liverpool, NY 13090	Collateral Asset Summary – Loan No. 10 Rivers Pointe Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,472,691 70.8% 1.25x 8.6%

Unit Mix Summary(1)
Unit Type	# of Units	% of Total	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 BD / 1 BA	48	23.1%	100.0%	837	$977	$1.17
1 BD / 1 BA / Den	8	3.8%	100.0%	797	$1,079	$1.35
2 BD / 2 BA(2)	112	53.8%	99.1%	1,122	$1,232	$1.10
3 BD / 2 BA	24	11.5%	100.0%	1,429	$1,464	$1.02
3 BD / 2 BA / Garage	16	7.7%	100.0%	1,479	$1,631	$1.10
Total / Wtd. Avg.	208	100.0%	99.5%	1,107	$1,225	$1.12
(1)	Based on a rent roll dated August 2, 2013.
(2)	One unit serves as a model unit and was not counted as occupied.

The Loan.    The Rivers Pointe Apartments loan (the “Rivers Pointe Apartments Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 208-unit garden multifamily property located at 3801 Rivers Pointe Way in Liverpool, New York (the “Rivers Pointe Apartments Property”) and has an original principal balance of $28.5 million. The Rivers Pointe Apartments Loan has a 10-year term and amortizes on a 30-year amortization schedule. The Rivers Pointe Apartments Loan accrues interest at a fixed rate equal to 5.4300% and has a cut-off date balance of approximately $28.5 million. Loan proceeds were used to refinance existing debt of approximately $26.6 million, fund upfront reserves of approximately $0.1 million and pay closing costs of approximately $0.8 million, providing the sponsor a return of equity of approximately $1.0 million. Based on an appraised value of $40.2 million as of July 22, 2013, the cut-off date LTV ratio is 70.8% and the remaining implied equity is approximately $11.7 million. The most recent prior financing of the Rivers Pointe Apartments Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$28,500,000	100.0%	Loan Payoff	$26,578,078	93.3%
			Reserves	$111,192	0.4%
			Closing Costs	$842,928	3.0%
			Return of Equity	$967,802	3.4%
Total Sources	$28,500,000	100.0%	Total Uses	$28,500,000	100.0%

The Borrower / Sponsor.    The borrower, Morgan Rivers Pointe LLC, is a single purpose Delaware liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Robert C. Morgan. As of May 1, 2013, Mr. Morgan had a net worth of approximately $135.8 million and liquidity of approximately $21.2 million.

Robert C. Morgan is the founder of Morgan Management, LLC, the property manager of the Rivers Pointe Apartments Property. Morgan Management, LLC has owned and operated a residential and commercial real estate portfolio since 1976. After originally focusing on manufactured housing communities, Morgan Management, LLC’s real estate portfolio now includes RV resorts, residential apartment communities, self storage facilities, commercial office buildings and shopping plazas.

The Property.    The Rivers Pointe Apartments Property consists of eight three-story, Class A apartment buildings located in Liverpool, New York, approximately 17 miles northwest of Syracuse. With construction completed in 2012 and 2013, the Rivers Pointe Apartments Property contains 208 residential units that are 99.5% occupied as of August 2, 2013 (one unit serves as a model unit and was not counted as occupied). Common area amenities at the Rivers Pointe Apartments Property include a clubhouse, 24-hour fitness center, business center, leasing office, heated outdoor swimming pool, tanning bed and theater room. Individual unit amenities include patios, balconies and in-unit washers and dryers. Parking is provided via 281 surface spaces and 180 garage spaces which together provide an overall parking ratio of 2.22 parking spaces per unit.

The Rivers Pointe Apartments Property is located just off Route 31, the main commercial roadway in the Rivers Pointe Apartments Property’s immediate neighborhood. COR Center is located directly south of the Rivers Pointe Apartments Property, which includes retail tenants such Price Chopper (grocery store), Bed Bath & Beyond, Home Depot, Kohl’s, PetsMart, Target and TJ Maxx. Other retailers along Route 31 include Wal-Mart, Wegmans, Lowe’s, Hobby Lobby and Best Buy, among others.

Construction and pre-leasing activities at the Rivers Pointe Apartments Property began in 2010. As each building was completed, a certificate of occupancy was obtained and renters moved in. The last certificate of occupancy was obtained in June 2013. Due to

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3801 Rivers Pointe Way Liverpool, NY 13090	Collateral Asset Summary – Loan No. 10 Rivers Pointe Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,472,691 70.8% 1.25x 8.6%

leasing demand at the Rivers Pointe Apartments Property, the sponsor is currently developing a second phase of apartments on a separate parcel to the west of the Rivers Pointe Apartments Property which will contain an additional 208 units. The second phase is scheduled to be constructed sequentially, with each of the eight buildings containing 26 units coming on-line as they are completed. Construction on each subsequent building will not commence until the previous building is 90.0% pre-leased.

The second phase will be separately owned by affiliated entities for financing purposes, but will be operated as a single property along with the Rivers Pointe Apartments Property, sharing common area amenities. The second phase is not part of the collateral for the Rivers Pointe Apartments Loan.

Pursuant to the nonrecourse carve-out guaranty, Robert C. Morgan is  liable for losses in the event that the borrower affiliate (i) without the lender’s consent commences construction of a new building within the second phase before the building last constructed or on which construction was previously commenced obtains a 90% occupancy level, (ii) constructs a new building with more than 26 units without the lender’s consent, (iii) offers lower rents or greater concessions for second phase units that are available for comparable units within the Rivers Pointe Apartments Property or (iv) makes a material misstatement regarding the permanent abandonment of the second phase project.  In addition, Robert C. Morgan provided a partial principal  guaranty of $2.85 million in connection with the second phase of apartments that will terminate upon satisfaction of certain conditions, including (a) completing and obtaining 90.0% occupancy of the second phase for at least one calendar quarter and maintaining annualized effective gross income of at least $3.3 million at the Rivers Pointe Apartments Property for at least one calendar quarter or (b) among other things, permanently abandoning the second phase after completing and obtaining 90.0% occupancy of any buildings where construction had already commenced for at least one calendar quarter and maintaining annualized effective gross income of at least $3.3 million at the Rivers Pointe Apartments Property for at least one calendar quarter, so long as the loss carve-out provisions detailed in the preceding sentence were not breached by the borrower.

Environmental Matters.    The Phase I environmental report dated August 5, 2013 recommended no further action at the Rivers Pointe Apartments Property.

The Market.     The Rivers Pointe Apartments Property is located approximately 17 miles northwest of Syracuse, New York in the town of Liverpool within the Syracuse metropolitan statistical area (“MSA”). The Syracuse MSA covers 3,400 square miles of land and consists of three counties: Madison, Onondaga and Oswego. The Rivers Pointe Apartments Property is located in Onondaga County, the most populous of the counties in the MSA. Between 2000 and 2013, the populations of Onondaga County and the MSA have increased 1.8% and 1.9%, respectively, to approximately 467,000 and approximately 662,000, respectively. Over the next five years, the populations of both Onondaga County and the MSA are projected to increase by 0.03% each year.

The region surrounding the Rivers Pointe Apartments Property is served by multiple major roadways including Interstates 90, 81 and 690 and State Route 481. Interstate 90 (New York State Thruway) is the primary east-west artery providing access between Albany and Buffalo. Interstate 81 is the primary north-south artery running from the Canadian border to Tennessee. Interstate 690 and State Route 481 provide northern access throughout the area from the City of Syracuse. Mass transit via bus is provided through Centro, a division of the Central New York Regional Transportation Authority. Downtown Syracuse offers coach bus service via Trailways and Greyhound and an Amtrak station provides service throughout New York. Additionally, Hancock International Airport is situated directly adjacent to Interstate 81 in the northern portion of the MSA.

The trade, transportation and public utilities sector represents the largest sector in the MSA comprising 20.1% of total employment. As of May 2013, the unemployment rate within Onondaga County was 7.0% which was lower than the New York State and United States rates of 7.4% and 7.8%, respectively. Year over year, unemployment has decreased 1.1% in Onondaga County and 1.0% in New York State. Primary employers within Onondaga County include the State University of New York Health Science Center, Syracuse University, Wegmans Food Markets and St. Joseph’s Hospital Health Center.

The Rivers Pointe Apartments Property is located within the North/Airport Syracuse residential submarket which is part of the greater Syracuse residential market. Vacancy rates for both the market and submarket have been steadily decreasing since Q2 2009 and Q2 2010, respectively. As of Q1 2013, the vacancy rates for the market and submarket were 2.4% and 2.8%, respectively. By 2017, vacancy rates for the submarket are forecasted to further decline to 1.9%. Average asking rents within the market were $732 per month as of Q1 2013, representing a 2.4% increase year over year. Over the same time period, average asking rents within the submarket increased 2.2% year over year to $757 per month. By 2017, average asking rents for the market and submarket are projected to increase 14.5% to $838 per month and 14.8% to $869 per month, respectively.

Five new multifamily projects are currently planned or proposed which will add 654 units to the market. One such project is the second phase of Rivers Pointe which is currently being constructed by the Rivers Pointe Apartments Property sponsor.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3801 Rivers Pointe Way Liverpool, NY 13090	Collateral Asset Summary – Loan No. 10 Rivers Pointe Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,472,691 70.8% 1.25x 8.6%

Competitive Set(1)
Name	Rivers Pointe Apartments Property	Willow Stream North	Kimbrook Manor	Center Pointe at Radisson	The Hammocks at Timber Banks
Distance from Subject	NAP	1.0 mile	2.3 miles	5.0 miles	3.4 miles
Year Built	2012-2013	1996-1998, 2011	1989-1990	2003	2008
Total Occupancy	99.5%(2)	98.0%	99.0%	90.0%	94.0%
No. of Units	208	180	208	120	96
Avg. Unit Size (Sq. Ft.)	1,107	975(3)	759	1,255(3)	1,184(3)
Avg. Rent/Unit	$1,225(2)	$831(3)	$763	$1,100(3)	$1,160(3)
Avg. Rent PSF	$1.12(2)	$0.86(3)	$1.00	$0.88(3)	$0.99(3)
(1)	Source: Appraisal
(2)	Based on a rent roll dated August 2, 2013. One unit serves as a model unit and was not counted as occupied.
(3)
Unit mixes showing the detail of number of units per type were not available for the Willow Stream North, Center Pointe at Radisson and The Hammocks at Timber Banks properties. As such, averages for these properties are shown based on the averages per unit type and not on a weighted average basis for all units at the properties.

Cash Flow Analysis.

Cash Flow Analysis
	T-12 7/31/2013	YTD Ann. 7/31/2013	U/W	U/W per Unit
Gross Potential Rent	$2,246,868	$2,717,573	$3,057,036	$14,697
Allowable Other Income	289,197	351,237	413,741	1,989
Utility Reimbursements	76,496	94,248	111,313	535
Less: Vacancy(1)	0	0	(152,852)	(735)
Effective Gross Income	$2,612,561	$3,163,058	$3,429,239	$16,487
Total Operating Expenses	508,124	568,666	977,181	4,698
Net Operating Income	$2,104,437	$2,594,392	$2,452,058	$11,789
Capital Expenditures	0	0	41,600	200
Net Cash Flow	$2,104,437	$2,594,392	$2,410,458	$11,589

(1)	U/W Vacancy represents 5.0% of gross income.

Property Management.    The Rivers Pointe Apartments Property is managed by Morgan Management, LLC, a borrower affiliate.

Lockbox / Cash Management.    The Rivers Pointe Apartments Loan is structured with a soft lockbox and in place cash management. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents. During the continuance of a Trigger Period, all excess cash will be swept into a lender controlled account.

A “Trigger Period” will be in effect upon: (i) an event of default, until such default has been cured or waived or (ii) if the DSCR for the trailing 12-month period is less than 1.20x on the last day of the preceding calendar quarter, until such time that the DSCR exceeds 1.25x for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrower deposited $111,192 into a tax reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $28,826, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $3,851, into an insurance reserve account and (iii) $30,992 into a capital expenditures account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3801 Rivers Pointe Way Liverpool, NY 13090	Collateral Asset Summary – Loan No. 10 Rivers Pointe Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,472,691 70.8% 1.25x 8.6%

CARTIFACT
Rivers Pointe Apartments
3801 Rivers Pointe Way
Liverpool, NY 13090
Sand Ridge
Phoenix
Brewerton
Oneida Lake
Oneida Shores County Park
Skyline Golf Course
AIRLANE ENTERPRISES AIRPORT
Great Northern Mall
STATE HWY 481
MICHAEL AIRFIELD
STATE ROUTE 31
Northern Pines Golf Club
Lake Shore Country Club
Radisson Greens Golf Course
BELGIUM RD
OLD ROUTE 57
Seneca Mall
WETZEL RD
BUCKLEY RD
COLD SPRINGS RD
Bayberry Shopping Center
North Syracuse
BEAR RD
Liverpool
Village Green
Seneca Knolls
Liverpool Golf & Country Club
W. TAFT RD
E. TAFT RD
JOHN GLENN BLVD
NEW YORK STATE TRWY
SYRACUSE HANCOCK INTERNATIONAL AIRPORT
Galeville
Lakeland
Onondaga Lake
Brooklawn Golf Course
STATE FAIR BLVD
ARMSTRONG RD
WARNERS RD
OLD LIVERPOOL RD
ONONDAGA LAKE PKWY
BUCKLEY RD
Lyncourt
Shop City Shopping Center
Carousel Center
Syracuse
East Syracuse
JAMES ST
BURNET AVE
MILTON AVE
Solvay
ERIE BLVD E
W. GENESEE ST
Westvale
Burnet Park
Thornden Park
Carrier Dome
Shoppingtown Mall
W. ONONDAGA ST
S. SALINA ST
E. COLVIN ST
Bellevue Country Club
Drumlins Golf Club
ONONDAGA RD
Elmwood Park
Valley Plaza
W. SENECA TPKE
Clark Reservation State Park
WOODCHUCK HILL RD
CANADA
Kingston
Lake Ontario
UNITED STATES
Rochester
Toronto
(100 Miles)
Syracuse
Utica
Sherrill
Albany
Cortland
Ithaca
Bath
Corning
Binghamton
New York City
(52 Miles)

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Louisiana, Florida, Georgia & North Carolina	Collateral Asset Summary – Loan No. 11 Victory Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 72.6% 1.35x 10.1%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Portfolio of six properties
Loan Purpose:	Refinance		Property Type:	Anchored Retail
Sponsor:	Victory Real Estate Investments, LLC		Collateral:	4 Fee Simple, 1 Leasehold, 1 Fee
Borrower:	Chatsworth Investors, LLC; Eagle			Simple / Leasehold
	Harbor Investors, LLC; Victory Gretna,		Location:	Louisiana, Florida, Georgia &
	L.L.C.; Victory Kenner, L.L.C.;			North Carolina
	Mississippi Tabor Crossing, LLC; The		Year Built / Renovated:	1983-2001 / NAP
	Y Center Investors, LLC		Total Sq. Ft.:	404,400
Original Balance:	$26,000,000		Property Management:	Victory Commercial Real Estate, Inc.
Cut-off Date Balance:	$26,000,000		Underwritten NOI:	$2,636,733
% by Initial UPB:	2.2%		Underwritten NCF:	$2,359,626
Interest Rate:	5.3945%		Appraised Value:	$35,800,000
Payment Date:	6th of each month		Appraisal Date:	August 2013
First Payment Date:	December 6, 2013
Maturity Date:	November 6, 2023		Historical NOI
Amortization:	360 months		Most Recent NOI:	$2,765,008 (T-12 January 31, 2013)
Additional Debt:	None		2012 NOI:	$2,818,989 (December 31, 2012)
Call Protection(1):	L(49), YM1(68), O(3)		2011 NOI:	$2,870,921 (December 31, 2011)
Lockbox / Cash Management(2):	Springing Hard / Springing		2010 NOI:	$2,703,485 (December 31, 2010)

Reserves			Historical Occupancy
	Initial	Monthly	Current Occupancy:	93.2% (July – August 2013)
Taxes:	$262,500	$43,750	2012 Occupancy:	91.8% (December 31, 2012)
Insurance:	$220,000	$18,333	2011 Occupancy:	94.2% (December 31, 2011)
Replacement:	$0	$6,598	2010 Occupancy:	93.9% (December 31, 2010)
Required Repairs:	$331,783	NAP
(1)   On any date after the lockout period ends, the borrower may obtain the release of a property in connection with a third party sale, provided, among other things, the borrower pays the yield maintenance premium and a release price of at least 120% of the allocated loan amount, except for with respect to the Tabor Crossing and Kenner Marketplace properties, which require 110% of the allocated loan amount, as described in the accompanying free writing prospectus. In addition, at any time, the borrower may obtain the free release of a non-income producing parcel at the Town Center at Eagle Harbor property in connection with a third party sale, as described in the accompanying free writing prospectus. For additional information, see “Description of the Mortgage Pool – Certain Terms and Conditions of the Mortgage Loans – Property Releases” in the accompanying free writing prospectus.
(2)   A hard lockbox and in place cash management will be triggered upon (i) an event of default, (ii) an Anchor Tenant Trigger Event (as defined below), (iii) any bankruptcy action of the borrower, principal, guarantor or property manager and (iv) the failure by the borrowers to maintain a debt service coverage ratio for two calendar quarters of 1.15x.
(3)   Monthly TI/LC reserves are subject to a cap of $400,000 so long as no cash management period is occurring.
(4)   Represents 125% of the estimated cost of compliance with the Louisiana Department of Environmental Quality for historical soil and groundwater contamination at the Kenner Marketplace property.
(5)   Excess cash flow will be swept into the Anchor Lease Rollover Reserve account, subject to a cap of $500,000 (provided there is no cap if the trigger is caused by more than one of the three triggers listed below), upon an Anchor Tenant Trigger Event. An “Anchor Tenant Trigger Event” will occur upon, among other property specific triggers, (i) a bankruptcy action of an anchor tenant, (ii) if an anchor tenant “goes dark”, vacates, or discontinues its operations in the space, or (iii) if an anchor tenant fails to renew its lease six months prior to its then current expiration date. In addition, upon the occurrence of clause (iii), the borrower is also required to deposit an additional $300,000 (on top of the cap) into the reserve or provide a $300,000 letter of credit to the lender.

TI/LC(3):	$0	$16,495
Kenner Environmental Reserve(4):	$147,000	$0
Anchor Lease Rollover Reserve(5):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$64
Balloon Balance / Sq. Ft.:		$54
Cut-off Date LTV:		72.6%
Balloon LTV:		60.5%
Underwritten NOI DSCR:		1.51x
Underwritten NCF DSCR:		1.35x
Underwritten NOI Debt Yield:		10.1%
Underwritten NCF Debt Yield:		9.1%
Underwritten NOI Debt Yield at Balloon:		12.2%
Underwritten NCF Debt Yield at Balloon:		10.9%

TRANSACTION HIGHLIGHTS
■	Tenancy. Each property is anchored by a grocery store which has been in occupancy since the property was developed. Grocery tenants comprise 68.8% of the portfolio NRA.
■	Historical Occupancy. The portfolio has maintained an average occupancy of 95.1% since 2005, with occupancy never falling below 91.7% during that time period.
■
Sponsorship. Victory Real Estate Investments, LLC, is a privately held commercial real estate company that has developed and currently manages over 4.0 million sq. ft. of anchored retail centers across 10 states, primarily in the Southeast.

■
Multi-Property Portfolio. The loan is secured by six cross-collateralized and cross-defaulted grocery anchored retail properties built between 1983 and 2001, located in Louisiana, Florida, Georgia and North Carolina.

■
Performance. The grocery anchors at all properties where sales were provided (five of six properties) had FYE 2012 sales of $357 PSF with a corresponding occupancy cost of 3.0%. The sales are a 21.8% increase over the 2010 sales of $293 PSF.

■	Market. On average across the portfolio, the population and median household income within a five-mile radius as of 2012 are 86,655 and $45,011 respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

617 Towne Park Drive West Rincon, GA 31326	Collateral Asset Summary – Loan No. 12 Effingham Parc Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 72.2% 1.31x 9.0%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Garden Multifamily
Sponsor:	David R. Masse; Louis F. Karger		Collateral:	Fee Simple
Borrower:	Panther Rincon/Effingham LLC		Location:	Rincon, GA
Original Balance:	$26,000,000		Year Built / Renovated:	2008 / NAP
Cut-off Date Balance:	$26,000,000		Total Units:	352
% by Initial UPB:	2.2%		Property Management:	Panther Properties Management, LLC
Interest Rate:	5.2225%		Underwritten NOI:	$2,337,725
Payment Date:	6th of each month		Underwritten NCF:	$2,254,653
First Payment Date:	November 6, 2013		Appraised Value:	$36,000,000
Maturity Date:	October 6, 2023		Appraisal Date:	August 8, 2013
Amortization:	Interest only for first 24 months; 360
	months thereafter		Historical NOI
Additional Debt:	None		Most Recent NOI:	$2,237,093 (T-12 July 31, 2013)
Call Protection:	L(25), D(91), O(4)		2012 NOI:	$2,279,345 (December 31, 2012)
Lockbox / Cash Management(1):	Soft / Springing		2011 NOI:	$1,894,044 (December 31, 2011)
			2010 NOI:	$1,181,851 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$0	$15,740	Current Occupancy:	94.3% (August 6, 2013)
Insurance:	$55,000	$8,333	2012 Occupancy:	92.1% (December 31, 2012)
Replacement:	$0	$6,923	2011 Occupancy:	91.2% (December 31, 2011)
			2010 Occupancy:	50.2% (December 31, 2010)
Financial Information
(1)   Active cash management and a cash flow sweep will be in effect upon: (i) an event of default, until such default has been cured or waived, or (ii) any bankruptcy action of the borrower, guarantor, sponsor or property manager, until such bankruptcy has been discharged, stayed or dismissed within 30 days of such filing, or, with respect to an involuntary petition filed against property manager, borrower replaces such property manager with a qualified manager.
(2)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.70x and 1.64x, respectively.

Cut-off Date Balance / Unit:		$73,864
Balloon Balance / Unit:		$64,271
Cut-off Date LTV:		72.2%
Balloon LTV:		62.8%
Underwritten NOI DSCR(2):		1.36x
Underwritten NCF DSCR(2):		1.31x
Underwritten NOI Debt Yield:		9.0%
Underwritten NCF Debt Yield:		8.7%
Underwritten NOI Debt Yield at Balloon:		10.3%
Underwritten NCF Debt Yield at Balloon:		10.0%

TRANSACTION HIGHLIGHTS
■
Location. The property has convenient access to services and employment within Savannah, GA by way of Interstate 95 and Interstate 16. The property is located approximately 14 miles northwest of the Savannah central business district and six miles from Interstate 95. The Savannah metropolitan statistical area is a high growth area with major employers including EFACEC Group, International Paper, Gulfstream Aerospace Corp., and Georgia Ports Authority. EFACEC, a Portuguese company which produces electrical transformers, broke ground on a 226,000 sq. ft. plant located approximately four miles from the property. The $142.0 million facility opened in November 2009 and initially created 400 jobs with plans to add 200 more. According to a market research report, the 2013 estimated average household income within a one-, three- and five-mile radius is $75,378, $75,273, and $75,662, respectively.

■
Market. The property’s market and competitive set have produced low vacancy levels. The Q2 2013 market vacancy was 5.8%, down from 8.3% as of the year-end 2010. According to the appraisal, the competitive set is made up of seven properties totaling 1,948 units, including the subject property. The competitive set average vacancy is 4.1% and average quoted rents range from $795 to $930 for one bedroom units, $895 to $1,212 for two bedroom units and $1,019 to $1,305 for three bedroom units. In place rents at the property average $722 for one bedroom units, $877 for two bedroom units and $1,181 for three bedroom units.

■
Sponsorship / Management. David R. Masse and Louis F. Karger, the sponsors, have over 50 years of combined experience in asset acquisition, financing, development, leasing, management and disposition in the real estate industry. The sponsors report a combined net worth of $38 million and liquidity of $1.2 million according to their financial statements dated July 1, 2013 and May 31, 2013, respectively. Panther Properties Management, LLC, the property manager, is a fully integrated real estate company managing a portfolio comprised of nine multifamily complexes totaling 2,590 units. The portfolio includes three assets in Florida (934 units), two assets in Georgia (652 units), three assets in Tennessee (766 units) and one asset in Alabama (238 units).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

670 Highway 544 Conway, SC 29526	Collateral Asset Summary – Loan No. 13 Monarch 544 at Coastal Carolina	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,600,000 71.5% 1.28x 9.0%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Student Housing
Sponsor:	Jason Teller; Thomas Masaschi		Collateral:	Fee Simple
Borrower:	Coastal 544 Ventures, LLC		Location:	Conway, SC
Original Balance:	$23,600,000		Year Built / Renovated:	2012 / NAP
Cut-off Date Balance:	$23,600,000		Total Beds / Units:	440 / 128
% by Initial UPB:	2.0%		Property Management:	Monarch Properties, LLC
Interest Rate:	5.3770%		Underwritten NOI:	$2,121,505
Payment Date:	6th of each month		Underwritten NCF:	$2,025,505
First Payment Date:	November 6, 2013		Appraised Value:	$33,000,000
Maturity Date:	October 6, 2023		Appraisal Date:	August 27, 2013
Amortization:	Interest only for first 12 months; 360
	months thereafter		Historical NOI(4)
Additional Debt(1):	Future Mezzanine Debt Permitted		Most Recent NOI:	$2,261,575 (T-12 July 31, 2013)
Call Protection:	L(49), D(68), O(3)		2012 NOI:	NAP
Lockbox / Cash Management(2):	Soft / Springing		2011 NOI:	NAP
			2010 NOI:	NAP
Reserves
	Initial	Monthly	Historical Occupancy(4)
Taxes:	$258,250	$25,825	Current Occupancy:	100.0% (September 20, 2013)
Insurance:	$3,500	$3,500	2012 Occupancy:	NAP
Replacement:	$0	$8,000	2011 Occupancy:	NAP
			2010 Occupancy:	NAP
Financial Information
(1)   Future mezzanine debt is permitted after the later of (a) November 6, 2015 or (b) one year following the completion of construction and commencement of operations at the adjacent non-collateral property (non-affiliated), subject to, among other things (i) a combined LTV of no greater than 71.5%, (ii) a combined DSCR of no less than 1.30x and (iii) a combined debt yield of no less than 8.6%.
(2)   Cash management will be triggered upon (i) any event of default, (ii) any bankruptcy actions of borrower, principal, guarantor or property manager, (iii) failure by the borrower to maintain a DSCR of at least 1.15x for two consecutive quarters or (iv) the incurrence of approved mezzanine financing.
(3)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.65x and 1.57x, respectively.
(4)   The property was built in 2012. As a result, Historical NOI and Historical Occupancy are not applicable.

Cut-off Date Balance / Bed (Unit):		$53,636 ($184,375)
Balloon Balance / Bed (Unit):		$45,769 ($157,331)
Cut-off Date LTV:		71.5%
Balloon LTV:		61.0%
Underwritten NOI DSCR(3):		1.34x
Underwritten NCF DSCR(3):		1.28x
Underwritten NOI Debt Yield:		9.0%
Underwritten NCF Debt Yield:		8.6%
Underwritten NOI Debt Yield at Balloon:		10.5%
Underwritten NCF Debt Yield at Balloon:		10.1%

TRANSACTION HIGHLIGHTS
■
Property. The property is a 440-bed (128-unit) luxury student housing complex located in Conway, South Carolina, approximately 0.3 miles from Coastal Carolina University. Built in 2012 for approximately $35.3 million, the sponsors have approximately $12.3 million in equity remaining in the deal. The property consists of 36 two-bedroom units and 92 four-bedroom units that are fully-furnished and include 42” flat screen TVs, electronic locking doors, high speed internet and cable, stainless steel appliances, washer dryer, and patios or balconies. Communal amenities include an 11,362 sq. ft. community center, fitness center, pool, coffee bar, sand volleyball court, walking trails and hammock lounges.

■
Occupancy.  The property is currently 100% leased for the 2013-2014 academic year at an average rental rate of $627 per bed. The leases are structured as 12-month leases with more than 95.0% of leases backed by parental guarantees.

■
Enrollment Growth.  Coastal Carolina University (“CCU”) is a public liberal arts institution offering 55 undergraduate and seven graduate degree programs. As of fall 2012, CCU had 9,335 students enrolled, and has experienced an enrollment CAGR of 2.7% over the last five years. According to the appraiser, CCU’s student population is targeted to be 12,500 by 2019.

■
Sponsors.  Jason Teller and Thomas Masaschi, the original developers, are managing partners of DHD Ventures, a real estate development company. DHD Ventures currently owns and manages over 500,000 sq. ft. in residential, commercial, office and mixed use buildings.

■
Management.  The property is managed by Monarch Properties LLC, which is a management affiliate of Monarch Ventures. Monarch Ventures has over 35 years of experience in managing student housing. In particular, Monarch Ventures has managed over 13,000 beds and has overseen $650.0 million of property development.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Portland, OR 97220	Collateral Asset Summary – Loan No. 14 Portland Airport Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,975,270 64.4% 1.78x 13.0%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Portfolio of two properties
Loan Purpose:	Refinance			Property Type:	Limited Service Hospitality
Sponsor:	Harold Pollin; David B. Pollin			Collateral(7):	Leasehold
Borrower:	Pollin Hotels PDX, LLC; Pollin Hotels			Location:	Portland, OR
	PDX III, LLC			Year Built / Renovated:	Various / NAP
Original Balance:	$23,000,000			Total Rooms:	265
Cut-off Date Balance:	$22,975,270			Property Management:	Pollin Management, LLC
% by Initial UPB:	1.9%			Underwritten NOI:	$2,996,410
Interest Rate:	4.9500%			Underwritten NCF:	$2,615,136
Payment Date:	6th of each month			“As-is” Appraised Value:	$35,700,000
First Payment Date:	November 6, 2013			“As-is” Appraisal Date:	June – July 2013
Maturity Date:	October 6, 2018			“As Stabilized” Appraised Value(8):	$38,400,000
Amortization:	360 months			“As Stabilized” Appraisal Date(8):	July 2014 – June 2015
Additional Debt(1):	$5,000,000 Mezzanine Loan
Call Protection(2):	L(25), D(31), O(4)			Historical NOI
Lockbox / Cash Management(3):	Hard / In Place			Most Recent NOI:	$2,976,933 (T-12 July 31, 2013)
				2012 NOI:	$2,554,053 (December 31, 2012)
Reserves				2011 NOI:	$2,017,344 (December 31, 2011)
	Initial	Monthly		2010 NOI:	$1,541,465 (December 31, 2010)
Taxes:	$121,514	$20,252
Insurance:	$34,713	$5,785		Historical Occupancy
FF&E:	$0	4.0% of prior month’s		Current Occupancy:	81.1% (July 31, 2013)
		gross revenues		2012 Occupancy:	79.3% (December 31, 2012)
PIP(4):	$700,000	$0		2011 Occupancy:	77.2% (December 31, 2011)
Seasonality(5):	$100,000	Springing		2010 Occupancy:	72.9% (December 31, 2010)
Ground Rent(6):	$28,301	$28,333
(1)   The mezzanine loan is coterminous with the mortgage loan with an interest rate of 13.0000% per annum and is interest only for its entire term.
(2)   On any date after the lockout period ends, the borrower may obtain the release of one property upon a bona fide third-party sale of such property, provided, among other things, (i) the borrower provides payment of a release amount equal to 120% the allocated mortgage loan amount attributable to the property to be released, (ii) the total debt DSCR for the remaining property is no less than the greater of (a) the total debt DSCR immediately preceding such sale and (b) 1.15x and (iii) the total debt LTV ratio for the remaining property is no more than the lesser of the total debt LTV ratio immediately preceding such sale and 78%.
(3)   Up to $5,000 of cash receipts may be received by the borrower or property manager and deposited into the lockbox account on a weekly basis.
(4)   Funds on deposit in the PIP reserve account are for expenditures required under the franchise agreement for the Hampton Inn and Suites – Portland property.
(5)   On each monthly payment date in May through September, the borrower is required to deposit $20,000 into a seasonality reserve. Following the partial defeasance of an individual property, such monthly deposit requirement will decrease to $10,000. Deposits to the seasonality reserve are capped at $100,000 prior release of an individual property and $50,000 after such partial release. Amounts on deposit in the seasonality reserve are to be used in December to make payments as required in the mortgage loan documents. Any remaining amounts on deposit will be disbursed pursuant to a waterfall in January.
(6)   The borrower is not required to make deposits to the ground rent reserve if the amount on deposit in the reserve is at least $28,333.33.
(7)   The collateral for the mortgage loan is encumbered by two separate ground leases with The Port of Portland as lessor. The Aloft Hotel – Portland property is encumbered by a ground lease which will expire on June 30, 2084 and has one 14-year extension option. The Hampton Inn and Suites – Portland property is encumbered by a ground lease which will expire on December 31, 2050 and has two 10-year extension options.
(8)   The “As Stabilized” LTV ratio is 59.8% for the mortgage loan and 72.9% for the total debt based on achieving stabilized ADRs of $121.53 and $130.68 at the Aloft Hotel – Portland property and the Hampton Inn and Suites – Portland property, respectively.

Financial Information
		Mortgage Loan	Total Debt
Cut-off Date Balance / Room:		$86,699	$105,567
Balloon Balance / Room:		$79,982	$98,850
Cut-off Date LTV:		64.4%	78.4%
Balloon LTV:		59.4%	73.4%
Underwritten NOI DSCR:		2.03x	1.41x
Underwritten NCF DSCR:		1.78x	1.23x
Underwritten NOI Debt Yield:		13.0%	10.7%
Underwritten NCF Debt Yield:		11.4%	9.3%
Underwritten NOI Debt Yield at Balloon:		14.1%	11.4%
Underwritten NCF Debt Yield at Balloon:		12.3%	10.0%

TRANSACTION HIGHLIGHTS
■
Location. The properties are located approximately one mile east of the entrance to Portland International Airport and approximately 12 miles northeast of downtown Portland. Portland International Airport is a joint civil-military airport and is the largest airport in the state of Oregon, accounting for 90% of passenger travel and more than 95% of air cargo transport in the state. Between 2003 and 2012, total annual passenger activity at the airport increased 16.1% with approximately 14.4 million passengers traveling through the airport in 2012.

■
Hotel Amenities. Constructed in 2008, the Aloft Hotel – Portland property has 136 standard king and double king rooms and offers 650 sq. ft. of meeting space, an indoor pool, lobby bar and lounge, business center, fitness center and 137 surface parking spaces. The Hampton Inn and Suites – Portland property has 30 double queen rooms, 99 single king rooms, 408 sq. ft. of meeting space, an outdoor pool, breakfast room, lobby lounge, business center, fitness center and 365 surface parking spaces.

■
Performance. As of the trailing 12-month period ending July 2013, the Aloft Hotel – Portland property outperformed its competitive set in terms of occupancy and RevPAR with penetration rates of 113.1% and 107.0%, respectively. Over the same period, the Hampton Inn and Suites – Portland property outperformed its competitive set in terms of occupancy, ADR and RevPAR with penetration rates of 101.3%, 112.1% and 113.6%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

62 Madison Avenue New York, NY 10016	Collateral Asset Summary – Loan No. 15 The MAve Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 68.8% 1.41x 10.4%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Limited Service Hospitality
Sponsor:	Salim Assa; Ezak Assa			Collateral:	Fee Simple
Borrower:	MAve Hotel Investors LLC			Location:	New York, NY
Original Balance:	$22,000,000			Year Built / Renovated:	1903 / 2009
Cut-off Date Balance:	$22,000,000			Total Rooms:	72
% by Initial UPB:	1.8%			Property Management:	Madison Hospitality Management
Interest Rate:	5.4410%				LLC
Payment Date:	6th of each month			Underwritten NOI(4):	$2,292,599
First Payment Date:	December 6, 2013			Underwritten NCF:	$2,100,003
Maturity Date:	November 6, 2023			Appraised Value:	$32,000,000
Amortization:	360 months			Appraisal Date:	July 8, 2013
Additional Debt:	None
Call Protection(1):	L(24), D(93), O(3)			Historical NOI
Lockbox / Cash Management:	Hard / In Place			Most Recent NOI:	$1,426,397 (T-12 July 31, 2013)
				2012 NOI:	$1,242,412 (December 31, 2012)
Reserves				2011 NOI:	$1,698,184 (December 31, 2011)
	Initial		Monthly	2010 NOI:	$1,866,313 (December 31, 2010)
Taxes:	$189,168		$37,834
Insurance:	$10,988		$5,494	Historical Occupancy
FF&E(2):	$0		Springing	Current Occupancy:	82.0% (T-12 July 31, 2013)
Required Repairs:	$13,150		NAP	2012 Occupancy:	84.4% (December 31, 2012)
Seasonality:	$750,000		$0	2011 Occupancy:	87.5% (December 31, 2011)
Condominium(3):	$0		Springing	2010 Occupancy:	87.6% (December 31, 2010)

(1)   On any date after the lockout period ends and only if the property has become subject to a condominium form of ownership in compliance with the terms set forth in the loan documents, the borrower may obtain the release of the entire retail unit in connection with a sale to a third party, provided, among other things, the borrower partially defeases the loan in an amount at least equal to $2,300,000. For additional information, see “Description of the Mortgage Pool – Certain Terms and Conditions of the Mortgage Loans – Property Releases” in the accompanying free writing prospectus.
(2)   Commencing on the payment date occurring in December 2015, the borrower will be required to make monthly deposits of 1/12 of 4.0% of the prior year’s gross income.
(3)   The borrower is permitted to convert the collateral into to a condominium structure. Upon such conversion, the borrower will be required to make monthly deposits of 1/12 of the applicable condominium common charges into the condominium reserve.
(4)   The increase from Most Recent NOI to Underwritten NOI includes adjustments for lost revenue due to Hurricane Sandy, the recently executed retail lease and expense savings associated with payroll reductions under new ownership. The Underwritten NCF includes a $200,000 adjustment for the $2.0 million upfront letter of credit, which can be released upon, among other things, achieving a trailing-12 month debt yield of 11.0% for three consecutive months taking into account only the revenues from the hotel portion of the property.

Financial Information
Cut-off Date Balance / Room:		$305,556
Balloon Balance / Room:		$254,731
Cut-off Date LTV:		68.8%
Balloon LTV:		57.3%
Underwritten NOI DSCR:		1.54x
Underwritten NCF DSCR:		1.41x
Underwritten NOI Debt Yield:		10.4%
Underwritten NCF Debt Yield:		9.5%
Underwritten NOI Debt Yield at Balloon:		12.5%
Underwritten NCF Debt Yield at Balloon:		11.5%

TRANSACTION HIGHLIGHTS
■
Property.  The property is a 12-story, limited service independent boutique hotel, containing an additional 2,200 sq. ft. of ground floor corner retail space, located within Manhattan’s Flatiron District. After a $10.0 million renovation ($138,889 per room) in 2009, the hotel features 72 guestrooms, including a penthouse suite. Amenities include H20 bath products, iHome docking station, a fitness room, roof access, 32-inch flat screen LCD TVs, complimentary Wi-Fi service and complimentary breakfast.

■
Location. The property is located at the intersection of Madison Avenue and East 27th Street in Manhattan’s Flatiron District. Within a half-mile radius, demand generators include Credit Suisse, Madison Square Park, NY Life Insurance Company, Empire State Building and CBS. New York City accommodated approximately 52.0 million visitors in 2012 and is ranked as the number one U.S. destination for overseas travelers.

■
New Retail Lease. In October 2013, Ladino Tapas Bar and Grill executed a 10-year NNN lease for the 2,200 sq. ft. ground floor retail space. The lease is structured with $325,000 in annual rent with approximately 2.0% annual rent increases.

■
Structure. Until such time that The MAve Hotel property has an 11.0% debt yield with an LTV no greater than 65.0%, an affiliate of the sponsor is required to make a lease payment of $320,000 annually to the borrower (which is not included in the Underwritten NCF). This obligation is personally guaranteed by Salim Assa. Additionally, the borrower delivered a $2.0 million letter of credit at loan closing, which may be released upon The MAve Hotel loan achieving the credit metrics described above.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3333 Cummins Street Houston, TX 77027	Collateral Asset Summary – Loan No. 16 Place at Greenway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,150,000 72.5% 1.34x 9.0%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Garden Multifamily
Sponsor:	Harry Bookey			Collateral:	Fee Simple
Borrower:	Redwood Greenway, LLC			Location:	Houston, TX
Original Balance:	$20,150,000			Year Built / Renovated:	1963 / 1997, 2009, 2012
Cut-off Date Balance:	$20,150,000			Total Units:	219
% by Initial UPB:	1.7%			Property Management:	BH Management Services, LLC
Interest Rate:	5.0500%			Underwritten NOI:	$1,817,013
Payment Date:	6th of each month			Underwritten NCF:	$1,751,313
First Payment Date:	November 6, 2013			“As-is” Appraised Value:	$26,400,000
Maturity Date:	October 6, 2023			“As-is” Appraisal Date:	June 17, 2013
Amortization:	Interest only for first 36 months; 360			“As Stabilized” Appraised Value:	$27,800,000
	months thereafter			“As Stabilized” Appraisal Date:	June 1, 2014
Additional Debt:	None
Call Protection:	L(25), D(91), O(4)			Historical NOI
Lockbox / Cash Management(1):	Soft / Springing			Most Recent NOI:	$1,741,956 (T-12 August 31, 2013)
				2012 NOI:	$1,497,384 (December 31, 2012)
Reserves				2011 NOI:	NAV
	Initial		Monthly	2010 NOI:	NAV
Taxes:	$303,506		$33,723
Replacement:	$0		$5,475	Historical Occupancy
Required Repairs(2):	$1,274,603		NAP	Current Occupancy:	97.3% (September 6, 2013)
				2012 Occupancy:	94.3% (December 31, 2012)
Financial Information				2011 Occupancy:	NAV
Cut-off Date Balance / Unit:		$92,009		2010 Occupancy:	NAV
Balloon Balance / Unit:		$81,528
(1)   Cash management will be triggered (i) during the continuance of an event of default or (ii) if the DSCR falls below 1.15x until such time that the DSCR is at least 1.20x for two consecutive calendar quarters.
(2)   Upon the borrower’s completion of all required renovations as described in the loan documents, any remaining funds on deposit in the required repairs reserve account will be transferred to the replacement reserve account.
(3)   Cut-off Date LTV and Balloon LTV are based on the “As Stabilized” Appraised Value which reflects the completion of renovations which are expected to occur over the first 12 months of ownership. At closing, the borrower reserved approximately $1.3 million ($5,820 per unit) for such planned capital improvements.
(4)   Based on amortizing debt service payments. Based on current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.76x and 1.70x, respectively.

Cut-off Date LTV(3):		72.5%
Balloon LTV(3):		64.2%
Underwritten NOI DSCR(4):		1.39x
Underwritten NCF DSCR(4):		1.34x
Underwritten NOI Debt Yield:		9.0%
Underwritten NCF Debt Yield:		8.7%
Underwritten NOI Debt Yield at Balloon:		10.2%
Underwritten NCF Debt Yield at Balloon:		9.8%

TRANSACTION HIGHLIGHTS
■
Amenities and Improvements. Common area amenities at the property include a swimming pool, laundry facility, business center, fitness center, extra storage and access gates. Individual unit amenities include walk-in closets, crown molding and washer/dryer connections. Select units feature in-unit washer/dryer, patio or balcony. Parking is offered via 319 covered parking spaces which provide a parking ratio of 1.46 spaces per unit.

■
Houston Location. The property is located approximately four miles southwest of Houston’s central business district within the Houston-Sugar Land-Baytown metropolitan statistical area (“MSA”), the sixth largest MSA in the United States with a population of approximately 6.2 million as of 2012. By 2017, the population within the MSA is projected to increase to over 6.6 million. The property benefits from access to Interstate 10 to the north, Shepherd Drive to the east, Chimney Rock Road to the west and US Highway 59 to the south. Major employers in the Houston area include Baylor College of Medicine, BP, Shell and Chevron Phillips, among others. As of May 2013, unemployment in the Houston-Sugar Land-Baytown MSA was 6.4%, lower than both the Texas and overall United States rates of 6.5% and 7.3%, respectively.

■
Planned Renovations. At closing, the borrower reserved nearly $1.3 million ($5,820 per unit) for planned capital improvements at the property. These improvements include paving and striping of the parking area, replacing fences and gates, new landscaping, roof repairs and common area upgrades. Interior unit upgrades are planned for 146 units which will provide new appliances, faux-wood vinyl flooring, new cabinets, countertop resurfacing and new fixtures.

■
Experienced Sponsorship. Harry Bookey founded BH Management Services, LLC in 1993 with just five residential communities under management. Today, the company has grown to more than 1,000 employees that manage over 44,000 units across approximately 150 communities in 17 different states.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

935 Gravier Street and 218 O’Keefe Avenue New Orleans, LA 70112	Collateral Asset Summary – Loan No. 17 Exchange Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,732,067 57.6% 1.51x 12.2%

Mortgage Loan Information				Property Information
Loan Seller:	UBSRES			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	CBD Office
Sponsor:	Steven O. Medo, III; Hugh A. Uhalt			Collateral:	Fee Simple
Borrower:	Exchange Centre, L.L.C.			Location:	New Orleans, LA
Original Balance:	$17,750,000			Year Built / Renovated:	1983 / 2010
Cut-off Date Balance:	$17,732,067			Total Sq. Ft.:	355,891
% by Initial UPB:	1.5%			Property Management:	Kingfish Asset Management, LLC;
Interest Rate:	5.2125%				Central Parking System of Louisiana, LLC
Payment Date:	6th of each month			Underwritten NOI:	$2,161,957
First Payment Date:	November 6, 2013			Underwritten NCF:	$1,766,519
Maturity Date:	October 6, 2023			Appraised Value:	$30,800,000
Amortization:	360 months			Appraisal Date:	August 28, 2013
Additional Debt:	None
Call Protection:	L(25), D(91), O(4)			Historical NOI
Lockbox / Cash Management(1)(2):	Soft / Springing			Most Recent NOI:	$1,827,338 (T-12 August 31, 2013)
				2012 NOI:	NAV
Reserves				2011 NOI:	NAV
	Initial		Monthly	2010 NOI:	NAV
Taxes:	$124,282		$11,725
Insurance (blanket)(3):	$261,438		Springing	Historical Occupancy
Insurance (excess wind and flood):	$101,722		$10,172	Current Occupancy(4):	71.9% (September 20, 2013)
Replacement:	$0		$5,932	2012 Occupancy:	NAV
TI/LC:	$0		$23,726	2011 Occupancy:	NAV
				2010 Occupancy:	NAV
Financial Information
(1)   Cash management will be triggered upon (i) an event of default, (ii) a bankruptcy action of borrower, guarantor, or manager, or (iii) the debt service coverage ratio based on the trailing twelve month period immediately preceding the date of such determination is less than 1.35x. Excess cash flow will be swept into a lender controlled account and held as additional collateral for the loan in the event that the debt service coverage ratio based on the trailing twelve month period immediately preceding the date of such determination is less than 1.20x or any bankruptcy action of the property manager.
(2)   A hard lockbox is in place for the office building at the 935 Gravier Street property, and a soft lockbox is in place for the parking garage at the 218 O’Keefe Avenue property.
(3)   Monthly deposits of 1/12th of the annual insurance premiums due under the blanket policies will be required in the event that the borrower fails to pay the blanket insurance premiums or fails to provide evidence of such payment within 15 days.
(4)   Current Occupancy reflects an increase from 0% in 2010 when the sponsor purchased the related mortgaged property while such mortgaged property was completely vacant. See “—Sponsorship / Recent Leasing” and “—Capital Improvements” below.

Cut-off Date Balance / Sq. Ft.:		$50
Balloon Balance / Sq. Ft.:		$41
Cut-off Date LTV:		57.6%
Balloon LTV:		47.7%
Underwritten NOI DSCR:		1.85x
Underwritten NCF DSCR:		1.51x
Underwritten NOI Debt Yield:		12.2%
Underwritten NCF Debt Yield:		10.0%
Underwritten NOI Debt Yield at Balloon:		14.7%
Underwritten NCF Debt Yield at Balloon:		12.0%

TRANSACTION HIGHLIGHTS
■
Location. Exchange Center is located blocks away from Poydras Street, which is considered the preferred office location within downtown New Orleans. The New Orleans central business district submarket caters to many of New Orleans’ largest financial institutions, law and accounting firms and government agencies, as well as the city’s major oil, gas and energy related firms. The Exchange Center’s location provides convenient access to Interstate 10, which connects downtown to New Orleans’ most desirable residential communities in uptown, Metairie and the North Shore.

■
Sponsorship / Recent Leasing. Steven O. Medo, III and Hugh A. Uhalt, the sponsors, have over 35 years of experience purchasing, renovating, and leasing mixed residential and commercial properties. In 2010, they formed Kingfish Development and purchased the property fully vacant from the Chevron Corporation. Since the acquisition and renovation, the property has increased from its initial 0% occupancy to 71.9% occupancy in less than three years. Steven O. Medo, III and Hugh A. Uhalt have a combined net worth of $29.6 million and liquidity of $7.1 million.

■
Capital Improvements. Since acquisition in 2010, the sponsors have invested approximately $8 million ($22 PSF) in capital improvements. Significant improvements made toward the lobby renovation include marble flooring, lighting fixtures, and upgraded elevator banks totaling approximately $2 million. Installation of a new generator in 2010, and a new energy management system, roof, and water pumps in 2012/2013 totaled approximately $1 million. Since 2011, nearly $3 million has been invested in tenant improvements.

■	Tenancy. The property is occupied by 41 tenants, as of September 20, 2013, with no single tenant occupying more than 8.8% of the net rentable area.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

301, 321 & 425 32nd Street Williston, ND 58801	Collateral Asset Summary – Loan No. 18 Roosevelt East Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,688,469 68.0% 1.81x 17.9%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Garden Multifamily
Sponsor:	David H. Feinberg		Collateral:	Fee Simple
Borrower:	Roosevelt East Borrower LLC		Location:	Williston, ND
Original Balance:	$17,750,000		Year Built / Renovated:	2012-2013 / NAP
Cut-off Date Balance:	$17,688,469		Total Units:	131
% by Initial UPB:	1.5%		Property Management:	Riverstone Residential SW, LLC
Interest Rate:	5.4040%		Underwritten NOI:	$3,162,163
Payment Date:	6th of each month		Underwritten NCF:	$3,122,863
First Payment Date:	November 6, 2013		Appraised Value:	$26,000,000
Maturity Date:	October 6, 2018		Appraisal Date:	September 15, 2013
Amortization:	180 months
Additional Debt(1):	Future Mezzanine Debt Permitted		Historical NOI(3)
Call Protection:	L(25), D(31), O(4)		Most Recent NOI:	NAP
Lockbox / Cash Management(2):	Soft / Springing		2012 NOI:	NAP
			2011 NOI:	NAP
Reserves			2010 NOI:	NAP
	Initial	Monthly
Taxes:	$161,250	$17,917	Historical Occupancy(3)
Insurance:	$16,019	$2,670	Current Occupancy:	93.9% (September 12, 2013)
Replacement:	$0	$3,275	2012 Occupancy:	NAP
			2011 Occupancy:	NAP
Financial Information			2010 Occupancy:	NAP
Cut-off Date Balance / Unit:	$135,026
(1)  One-time future mezzanine debt is permitted provided the aggregate amount of the mortgage loan and the mezzanine loan shall have (i) a maximum LTV ratio of 73%, (ii) a minimum debt yield of 15.1% and (iii) a minimum debt service coverage ratio of 1.60x.
(2)  Cash management will be triggered upon (i) any event of default, (ii) any bankruptcy actions of borrower, principal, guarantor or manager or (iii) failure by the borrower to maintain a DSCR of at least 1.35x for two consecutive calendar quarters.
(3)   The property was constructed in 2012 and 2013.  As such, Historical NOI and Historical Occupancy are unavailable.

Balloon Balance / Unit:	$102,364
Cut-off Date LTV:	68.0%
Balloon LTV:	51.6%
Underwritten NOI DSCR:	1.83x
Underwritten NCF DSCR:	1.81x
Underwritten NOI Debt Yield:	17.9%
Underwritten NCF Debt Yield:	17.7%
Underwritten NOI Debt Yield at Balloon:	23.6%
Underwritten NCF Debt Yield at Balloon:	23.3%

TRANSACTION HIGHLIGHTS
■
Market.  Demand for the properties is primarily driven by the Bakken oil formation in the Williston Basin.  Due to advances in drilling technology and global oil prices, the economies of Williston and Watford have experienced significant recent growth. The Williston area multifamily exhibits occupancies ranging from 99.0% to 100.0%, with the appraiser’s comparable set exhibiting an average occupancy of 99.0%.

■	Sponsor Equity. The sponsor’s acquired the property for a total cost of $23,940,000 with approximately $6.2 million of cash equity remaining.

■	Occupancy. The property is 93.9% occupied, as of September 12, 2013, by individuals and corporate tenants including ND Contract Services, Bakken Contracting and RHR Construction.

■
Sponsorship.  Feinberg Properties, headed by David H. Feinberg and David J. Feinberg, is headquartered in New York City and focuses on residential, retail, commercial and industrial real estate development and investment in the Northeast, Colorado, Southern Florida and the Bakken Shale area of Western North Dakota.  Feinberg Properties is also providing debt financing of oil well hydraulic fracturing and has invested in a railway shipping facility and nearby land.

■
Property.   The property was constructed in 2013 and consists of three, three-story apartment buildings and 14 detached parking structures.  Amenities include in-unit washer/dryer, patio or balcony and air conditioning.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5566 West Main Street Frisco, TX 75033	Collateral Asset Summary – Loan No. 19 World Cup Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,183,695 73.7% 1.34x 9.9%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Unanchored Retail
Sponsor:	Jeffrey H. Coleman; Saman Basharkhah		Collateral:	Fee Simple
Borrower:	World Cup Plaza, LLC		Location:	Frisco, TX
Original Balance:	$17,200,000		Year Built / Renovated:	2008 / NAP
Cut-off Date Balance:	$17,183,695		Total Sq. Ft.:	92,616
% by Initial UPB:	1.4%		Property Management:	World Cup Management, LLC
Interest Rate:	5.4735%		Underwritten NOI:	$1,707,833
Payment Date:	6th of each month		Underwritten NCF:	$1,566,287
First Payment Date:	November 6, 2013		Appraised Value:	$23,300,000
Maturity Date:	October 6, 2023		Appraisal Date:	September 4, 2013
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(25), D(91), O(4)		Most Recent NOI(4):	$793,294 (T-12 August 31, 2013)
Lockbox / Cash Management(1):	Hard / In Place		2012 NOI:	$931,712 (December 31, 2012)
			2011 NOI:	$565,993 (December 31, 2011)
Reserves			2010 NOI:	$25,387 (December 31, 2010)
	Initial	Monthly
Taxes:	$0	$28,377	Historical Occupancy
Insurance:	$14,127	$2,523	Current Occupancy:	90.7% (October 9, 2013)
Replacement:	$0	$1,158	2012 Occupancy:	75.0% (December 31, 2012)
TI/LC(2):	$0	$7,718	2011 Occupancy:	65.0% (December 31, 2011)
TI/LC (My Gym / State Farm):	$130,065	$0	2010 Occupancy:	58.0% (December 31, 2010)
Rent Abatement(3):	$77,563	$0
(1)   Excess cash flow will be swept into a lender controlled account and held as additional collateral for the loan during the occurrence and continuation of (i) an event of default, (ii) a bankruptcy action of borrower, guarantor, or manager, or (iii) the debt service coverage ratio based on the trailing twelve month period immediately preceding the date of such determination is less than 1.15x.
(2)   Monthly TI/LC reserves are subject to a cap of $375,000.
(3)   As of the Cut-off Date seven tenants are in a free rent period ranging from three to six months, with two tenants not currently in occupancy. A Rent Abatement reserve equal to the sum of outstanding free rent of $77,563 is in place. An Occupancy reserve of $20,000 is in place until the earlier of the tenants My Gym and State Farm are in full occupancy and paying rent or until all tenant rent bumps have taken place through August 31, 2014.
(4)   The decrease in T-12 August 31, 2013 NOI from 2012 NOI is due to the reassessment of 2012 taxes and the payment of such 2012 taxes in 2013.

Occupancy(3):	$20,000	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$186
Balloon Balance / Sq. Ft.:	$155
Cut-off Date LTV:	73.7%
Balloon LTV:	61.6%
Underwritten NOI DSCR:	1.46x
Underwritten NCF DSCR:	1.34x
Underwritten NOI Debt Yield:	9.9%
Underwritten NCF Debt Yield:	9.1%
Underwritten NOI Debt Yield at Balloon:	11.9%
Underwritten NCF Debt Yield at Balloon:	10.9%

TRANSACTION HIGHLIGHTS
■
Location. The property is located at the northeast quadrant of the Dallas North Tollway and Main Street, with a combined traffic count of 47,804 vehicles, in Frisco, Texas. The property benefits from being located adjacent to Toyota Stadium and Toyota Soccer Center. The $105 million, 145-acre multipurpose sports and entertainment facility contains a 20,500 capacity pro soccer stadium that is home to FC Dallas, a major league soccer franchise, and 17 tournament sized soccer fields that serve as one of the top venues for national and regional soccer tournaments. The complex is used for youth and adult soccer events as well as concerts and other functions and is reported to draw over one million visitors a year.

■
Market. The City of Frisco was the fastest-growing city in the United States from 2000 to 2009. According to a market research report, between 2000 and 2013, the population within a three-mile radius of the property increased at an average annual rate of 10.6%, and the average household income within the primary trade area in 2013 was approximately $126,200, 165% of the Dallas-Fort Worth metropolitan statistical area average ($76,618) and 183% percent of the state average ($68,955). According to another market research report, the overall retail vacancy rate in the North Central Dallas submarket was 4.6% as of the second quarter 2013.

■
Sponsorship. Jeffrey H. Coleman and Saman Basharkhah, the sponsors, are established real estate owners and managers with a combined portfolio consisting of ownership interests in 28 commercial projects. Jeffrey H. Coleman, a partner with Dunhill Partners, has over 30 years of experience in commercial real estate with leasing, development, sales, and acquisitions. Dunhill Partners is a commercial real estate brokerage and investment firm that currently owns and manages more than 4.0 million sq. ft. of retail properties.

■
Tenant Sales. Blue Goose Cantina reported sales of $3.6 million in 2012, reflecting an occupancy cost of 4.8%. The Londoner reported sales of $1.9 million in 2012, reflecting an occupancy cost of 11.6%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

216 West Jackson Boulevard Chicago, IL 60606	Collateral Asset Summary – Loan No. 20 216 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,500,000 73.3% 1.59x 11.0%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	CBD Office
Sponsor:	Gerald Lee Nudo		Collateral:	Fee Simple
Borrower:	216 West Jackson, LLC		Location:	Chicago, IL
Original Balance:	$16,500,000		Year Built / Renovated:	1899, 1903 / 1986
Cut-off Date Balance:	$16,500,000		Total Sq. Ft.:	176,622
% by Initial UPB:	1.4%		Property Management:	Marc Realty LLC
Interest Rate:	4.9850%		Underwritten NOI:	$1,810,157
Payment Date:	6th of each month		Underwritten NCF:	$1,682,665
First Payment Date:	November 6, 2013		Appraised Value:	$22,500,000
Maturity Date:	October 6, 2023		Appraisal Date:	August 6, 2013
Amortization:	Interest only for first 24 months; 360
	months thereafter		Historical NOI
Additional Debt:	None		Most Recent NOI:	$1,477,735 (T-6 June 30, 2013 Ann.)
Call Protection:	L(25), D(91), O(4)		2012 NOI:	$1,367,493 (December 31, 2012)
Lockbox / Cash Management(1):	Hard / Springing		2011 NOI:	$1,323,526 (December 31, 2011)
			2010 NOI:	$1,181,347 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$176,772	$59,131	Current Occupancy:	95.4% (August 1, 2013)
Insurance(2):	$0	Springing	2012 Occupancy:	91.0% (December 31, 2012)
Replacement:	$0	$3,680	2011 Occupancy:	94.0% (December 31, 2011)
TI/LC(3):	$0	$8,537	2010 Occupancy:	91.0% (December 31, 2010)
Rosenthal Collins TI:	$444,039	$0
(1)   Cash management will be triggered during the continuance of (i) an event of default, (ii) a Low Debt Service Period or (iii) a Lease Sweep Period. A “Low Debt Service Period” will occur if the DSCR falls below 1.20x until such time that the DSCR is at least 1.25x for two consecutive calendar quarters. A “Lease Sweep Period” will commence following the occurrence of (i) with respect to each Lease Sweep Lease, the earlier of (a) 12 months prior to the earliest stated expiration date of such lease or (b) the date by which such tenant is required to give notice of exercise of its renewal option, (ii) the date that a Lease Sweep Lease is surrendered, cancelled or terminated prior to its then current expiration date, (iii) the date that any tenant under a Lease Sweep Lease “goes dark,” (iv) an event of default under a Lease Sweep Lease or (v) an insolvency proceeding of a tenant under a Lease Sweep Lease. A Lease Sweep Period will end with respect to clauses (i), (ii) and (iii), if the Lease Sweep Lease space is leased pursuant to one or more qualified leases and occupancy conditions are met per the loan documents, with respect to clause (iv), such default is cured and no other default under such Lease Sweep Lease occurs for six months following such cure, and with respect to clause (v) such insolvency proceeding has terminated and the Lease Sweep Lease has been reaffirmed in a manner satisfactory to the lender. A “Lease Sweep Lease” means the Rosenthal Collins Group lease, the JFMC Facilities lease or any such replacement tenant.
(2)   Borrower will be required to deposit 1/12 of the estimated annual insurance premiums if an   acceptable blanket insurance policy is no longer in place.
(3)   Subject to a cap of $308,000.
(4)   The borrower is required to deposit all excess cash into a Lease Sweep Reserve during a Lease Sweep Period.
(5)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.17x and 2.02x, respectively.

Rosenthal Collins HVAC:	$200,000	$0
Cogent Free Rent:	$19,900	$0
Lease Sweep(4):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$93
Balloon Balance / Sq. Ft.:	$81
Cut-off Date LTV:	73.3%
Balloon LTV:	63.4%
Underwritten NOI DSCR(5):	1.71x
Underwritten NCF DSCR(5):	1.59x
Underwritten NOI Debt Yield:	11.0%
Underwritten NCF Debt Yield:	10.2%
Underwritten NOI Debt Yield at Balloon:	12.7%
Underwritten NCF Debt Yield at Balloon:	11.8%

TRANSACTION HIGHLIGHTS
■
Location.  The property’s West Loop location is in close proximity to public transportation options. Metra rail service is provided via Chicago Union Station, Ogilvie Transportation Center and LaSalle Street Station, each of which is within walking distance of the property. The Quincy/Wells CTA station is located one block northeast of the property and provides access to the Brown, Orange, Purple and Pink lines as part of Chicago’s “L” rapid transit system.

■
Tenancy.  The property was 95.4% occupied by 24 tenants as of August 1, 2013 with minimal rollover indicated for the next three years. Rosenthal Collins Group (35.2% of NRA, 30.7% of U/W Base Rent), the largest tenant at the property and an affiliate of the borrower, has been in occupancy since 1997. Additionally, the property features 12,310 sq. ft. of ground floor retail space, which is 100.0% occupied and includes tenants such as 7-Eleven and Jimmy John’s.

■
Technology Capacity.  The property features two distinct Com Ed power feeds that provide excess electrical capacity. These feeds minimize the need for additional infrastructure to meet technology requirements and offer substantial savings to tenants, attracting growing technology and trading firms that require excess capacity and redundant power feeds.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., UBS Securities Inc., CastleOak Securities, L.P., Guggenheim Securities, LLC and KeyBanc Capital Markets Inc. (the “Underwriters”) are soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time.  The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series COMM 2013-CCRE12 (the “Offering Document”).  The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document.  The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.  Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

IRS CIRCULAR 230 NOTICE: THIS TERM SHEET IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS TERM SHEET IS WRITTEN AND PROVIDED IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE DEPOSITOR AND THE UNDERWRITERS OF THE TRANSACTION OR MATTERS ADDRESSED HEREIN.   INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

 Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.